UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06247

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON
4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	11-30

Date of reporting period:	11-30-2009

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
November 30, 2009

American Century Investments

International Growth Fund

Global Growth Fund

Emerging Markets Fund

International Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
International Equity Total Returns	4

International Growth
Performance	5
Portfolio Commentary	7
Top Ten Holdings, Types of Investments in Portfolio
and Investments by Country	9

Global Growth
Performance	10
Portfolio Commentary	12
Top Ten Holdings, Types of Investments in Portfolio
and Investments by Country	14

Emerging Markets
Performance	15
Portfolio Commentary	17
Top Ten Holdings, Types of Investments in Portfolio
and Investments by Country	19

International Value
Performance	20
Portfolio Commentary	22
Top Ten Holdings, Types of Investments in Portfolio
and Investments by Country	24

Shareholder Fee Examples	25

Financial Statements
Schedule of Investments	28
Statement of Assets and Liabilities	41
Statement of Operations	43
Statement of Changes in Net Assets	44
Notes to Financial Statements	46
Financial Highlights	59
Report of Independent Registered Public Accounting Firm	83

Other Information
Management	84
Approval of Management Agreements	87
Additional Information	93
Index Definitions	94

The opinions expressed in the Market Perspective and each of the Portfolio Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for taking time to review the following pages, which provide the performance of your investment along with the perspectives of our experienced portfolio management team for the financial reporting period ended November 30, 2009. We appreciate your trust in American Century Investments® at this volatile, transitional time in the economy and investment markets.

As the upheavals associated with the “Great Recession” gradually subside, our senior management team has put considerable thought into how the investment environment has changed and what new challenges and opportunities await us. Critical factors that we are anticipating in 2010 include marked shifts in investment and spending behavior, along with consolidation in our industry.

Most importantly, we think the U.S. economic recovery will be slow and extended. The economy and capital markets have come a long way since Lehman Brothers collapsed in the third quarter of 2008, but 2010 will likely bring continuing challenges. The U.S. stock market’s rebound since last March and the second-half economic surge in 2009 were fueled largely by corporate cost-cutting and unprecedented monetary and fiscal stimulus, including some key programs that have since expired or been scaled back.

Meanwhile, the resilient but struggling consumer sector still faces double-digit unemployment, heavy debt burdens, tight credit conditions, and a housing market that is starting to stabilize, but remains vulnerable. Much of our investment positioning in 2009 cautiously reflected these still unstable economic fundamentals, leading to underperformance, in some cases, versus market benchmarks buoyed by the rally of riskier assets. We still support our fundamentally based positioning because we believe strongly that some markets—driven more by technical factors than fundamentals—have advanced further than underlying economic conditions warrant, and remain susceptible to the possibility of more volatility ahead.

Thank you for your continued confidence in us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Independent Chairman’s Letter

In my first letter to shareholders of the American Century Investments funds, I invited you to contact me with your questions. I have been gratified with your response. Most shareholder inquiries to date have related to specific fund performance issues. As I noted in my individual responses, your board through the Fund Performance Committee continues to stress improved performance in our quarterly meetings with chief investment officers and fund managers.

An important part of our fund performance review process is a face-to-face meeting with portfolio managers. The board traveled during the second quarter to the American Century Investments office in Mountain View, California to meet with the fund of funds and asset allocation portfolio management teams. These meetings validated the importance of thorough reviews of investment opportunities by the credit management personnel resident in that office. As a result of their efforts, American Century Investments funds were able to avoid the “toxic assets” that plagued many other fund families in 2008.

From April through June 2009, the board conducted its annual review of the advisory contracts between American Century Investments and each fund. Our efforts involved a review of fund information, including assets under management; total expense ratio compared to peers; economies of scale; fee breakpoints that reduce shareholder costs as assets increase; performance compared to peers and benchmarks; and the quality of services provided to fund shareholders. A detailed discussion of board considerations in connection with advisory contract renewal is included annually in each fund’s shareholder reports. During this review, the board focuses on a detailed comparison of the competitive position of each fund and has negotiated more than 60 breakpoints or fee reductions in the past five years.

The board looks forward to another year of work on your behalf and your comments are appreciated. You are invited to email me at dhpratt@fundboardchair.com.

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Stocks Shook Off Early Declines

The near-collapse of the global financial system in the fall of 2008 fueled the worldwide recession and credit crisis and sent investors fleeing stocks and other risky assets. In this environment, international equity markets plunged to multi-year lows on sharp double-digit losses.

By mid-March, investor confidence and stock market performance showed an abrupt and surprising turnaround, triggered by a belief that the global financial system was no longer on the verge of collapse. Optimistic investors focused on early signs suggesting the global recession was easing, favoring lower-quality stocks that had been battered the most in the prior months. By the third quarter of 2009, gross domestic product returned to positive territory in Germany, France, and Japan, while industrial production and global trade levels improved in China. Meanwhile, consumer confidence improved throughout Europe, and in the United Kingdom the troubled housing market showed signs of stabilizing.

After bottoming on March 9, global stock markets rallied sharply to finish the 12-month period with strong gains. With renewed confidence in equities, investors shifted funds toward riskier assets, which, combined with rising commodity prices, bolstered performance among emerging markets.

Recovery’s Sustainability Remained in Question

Despite improving conditions, central bankers worldwide voiced concerns about the overall stability and sustainability of the economic recovery. The Bank of Japan stated downside risks remain, and European Central Bank officials stressed a recovery likely would be uneven. At the same time, officials mulled plans to reduce market liquidity, as the massive and widespread government stimulus efforts neared expiration. Meanwhile, rising unemployment dampened consumer spending, pricing data failed to support inflationary or deflationary expectations, and the Chinese government repeated concerns about overcapacity in the materials sector.

If, in the coming months, consumers worldwide do not increase spending, either due to prolonged unemployment or the need to repair their net worth, additional stimulus packages may become necessary. We expect continued easy monetary and fiscal policies globally, as most central banks seek to avoid fostering a “double dip” recession.

International Equity Total Returns
For the 12 months ended November 30, 2009 (in U.S. dollars)
MSCI EAFE Index	37.72%	MSCI Europe Index	40.83%
MSCI EAFE Growth Index	34.93%	MSCI World Free Index	31.79%
MSCI EAFE Value Index	40.54%	MSCI Japan Index	14.01%
MSCI EM Growth Index	83.97%

Performance

International Growth

Total Returns as of November 30, 2009
		Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
Investor Class	38.66%	4.52%	0.51%	7.88%	5/9/91
MSCI EAFE Index	37.72%	4.13%	1.90%	5.34%(1)	—
MSCI EAFE Growth Index	34.93%	4.10%	-0.46%	3.55%(1)	—
Institutional Class	38.96%	4.72%	0.72%	4.99%	11/20/97
A Class(2)					10/2/96
No sales charge*	38.30%	4.26%	0.26%	5.76%
With sales charge*	30.43%	3.04%	-0.33%	5.28%
B Class					1/31/03
No sales charge*	37.36%	3.49%	—	8.01%
With sales charge*	33.36%	3.32%	—	8.01%
C Class	37.29%	3.47%	—	1.36%	6/4/01
R Class	37.97%	4.01%	—	6.99%	8/29/03
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.
(1)	Since 4/30/91, the date nearest the Investor Class’s inception for which data are available.
(2)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class’s current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

International Growth

One-Year Returns Over 10 Years
Periods ended November 30
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	-2.47%	-24.18%	-14.54%	13.70%	17.45%	12.09%	27.03%	23.09%	-48.67%	38.66%
MSCI EAFE Index	-9.67%	-19.13%	-12.50%	24.22%	24.19%	13.25%	28.20%	17.30%	-47.79%	37.72%
MSCI EAFE
Growth Index	-17.66%	-23.61%	-13.53%	20.63%	19.07%	12.14%	25.29%	22.32%	-47.28%	34.93%

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
1.41%	1.21%	1.66%	2.41%	2.41%	1.91%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return chart and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

International Growth

Portfolio Managers: Alex Tedder and Raj Gandhi

Performance Summary

The International Growth portfolio advanced 38.66%* for the 12 months ended November 30, 2009, outperforming its benchmark, the MSCI EAFE Index, which gained 37.72%.

Despite the severe global recession, credit-market meltdown, and financial-sector crisis, international stocks finished the 12-month period with sharp gains. Initially, stocks plunged, as rising unemployment, shrinking industrial output, and negative economic growth rates sent investor confidence tumbling. But, by mid-March, market sentiment and stock performance reversed course quickly, as massive stimulus efforts from global central banks and governments generated optimism among investors.

On an absolute basis, all sectors and nearly every country represented in the portfolio and benchmark posted positive returns for the 12-month period. Stock selection, primarily in the information technology and financial sectors, accounted for the portfolio’s outperformance relative to the benchmark.

Japan, South Korea Were Top Countries

From a regional perspective, the portfolio’s holdings in Japan contributed the most to relative performance, due to favorable stock selection combined with an underweight position. South Korea, a non-benchmark country, also contributed strongly to portfolio results, as the country’s economy benefited from low interest rates and government stimulus efforts at home and abroad. In particular, Hyundai Motor Co. was among the portfolio’s leading contributors, benefiting from the United States’ “cash for clunkers” incentive program, which helped boost sales figures for the automaker.

At the opposite end of the spectrum, an underweight position in Australia and poor stock selection in Germany hurt the portfolio’s performance.

Technology, Utilities Drove Sector Results

Information technology was the portfolio’s top-performing sector, with stock selection driving the solid results. Our stock selection was particularly effective in the communications equipment segment, where Canadian-based Research In Motion (RIM) was the top-contributing stock. The portfolio’s out-of-benchmark position in RIM, the developer of the BlackBerry wireless device, was among the leading contributors for the period. Sales of the company’s touch-screen Storm device, RIM’s answer to Apple’s iPhone, gained traction after RIM resolved several software issues that emerged after the product’s initial launch.

The portfolio’s utilities sector, which ended the period as the smallest weighting in the fund, also contributed strongly to relative performance, driven primarily by our underweight position. In addition, the portfolio’s consumer discretionary sector, among the largest-weighted segments in

*All fund returns referenced in this commentary are for Investor Class shares.

International Growth

the fund, contributed positively, with stock selection and an overweight helping performance. In addition to the positive contribution from Hyundai Motor Co., an overweight to specialty retailers boosted results. In the challenging economic environment, consumers “traded down” for value. Portfolio holdings such as the U.K.’s Kingfisher (home improvement) and Japan’s FAST RETAILING (lower-priced clothing) and Nitori (the “Japanese IKEA”) benefited from these consumer spending trends.

Industrials, Health Care Sectors Lagged

The industrials sector represented the portfolio’s largest performance detractor. Our underweight in industrial conglomerates combined with negative stock selection in the building products, commercial services and supplies, and transportation infrastructure industries accounted for the bulk of the sector’s underperformance.

The portfolio’s health care sector also detracted from performance, primarily due to an overweight in the biotechnology industry and in the health care providers and services segment. In particular, our overweight positions in Switzerland-based Actelion Ltd., a biopharmaceutical company, and Germany’s Fresenius Medical Care, a provider of dialysis products and services, hurt results.

Outlook

Signs of improvement in corporate earnings have surfaced throughout the world. While most of the improvements have come from cost cutting and restructuring, we remain encouraged and believe any revenue growth may immediately affect the bottom line. We will closely monitor the upcoming corporate earnings reporting season, which could provide more clarity on the sustainability of recent improvements. International Growth continues to primarily invest in companies located in developed countries around the world (excluding the United States).

International Growth

Top Ten Holdings as of November 30, 2009
	% of net assets	% of net assets
	as of 11/30/09	as of 5/31/09
BHP Billiton Ltd.	2.4%	1.7%
HSBC Holdings plc (Hong Kong)	2.1%	1.2%
Banco Santander SA	1.9%	1.8%
Saipem SpA	1.8%	1.6%
BG Group plc	1.8%	1.8%
Roche Holding AG	1.7%	1.2%
Nestle SA	1.7%	1.8%
Vale SA Preference Shares	1.7%	1.5%
Telefonica SA	1.7%	1.1%
BNP Paribas	1.6%	1.2%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 11/30/09	as of 5/31/09
Foreign Common Stocks	99.7%	99.5%
Temporary Cash Investments	0.2%	0.5%
Other Assets and Liabilities	0.1%	—(1)
(1) Category is less than 0.05% of total net assets.

Investments by Country as of November 30, 2009
	% of net assets	% of net assets
	as of 11/30/09	as of 5/31/09
United Kingdom	18.8%	17.6%
Japan	15.2%	14.2%
Switzerland	8.1%	9.9%
Germany	6.3%	6.9%
France	6.0%	6.1%
Australia	4.6%	4.8%
Brazil	4.0%	2.7%
People’s Republic of China	3.8%	3.3%
Spain	3.6%	3.4%
Sweden	3.4%	0.6%
Netherlands	3.3%	2.0%
South Korea	3.1%	2.9%
Italy	2.9%	5.1%
Other Countries	16.6%	20.0%
Cash and Equivalents(2)	0.3%	0.5%
(2) Includes temporary cash investments and other assets and liabilities.

Performance

Global Growth

Total Returns as of November 30, 2009
		Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
Investor Class	32.24%	5.37%	2.72%	7.34%	12/1/98
MSCI World Free Index	31.79%	2.41%	0.36%	2.09%(1)	—
Institutional Class	32.61%	5.62%	—	1.04%	8/1/00
A Class(2)					2/5/99
No sales charge*	32.01%	5.13%	2.48%	6.12%
With sales charge*	24.51%	3.89%	1.87%	5.55%
B Class					12/1/05
No sales charge*	31.06%	—	—	0.84%
With sales charge*	27.06%	—	—	0.10%
C Class	31.23%	4.37%	—	5.10%	3/1/02
R Class	31.79%	—	—	2.94%	7/29/05
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.
(1)	Since 11/30/98, the date nearest the Investor Class’s inception for which data are available.
(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class’s current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Global Growth

One-Year Returns Over 10 Years
Periods ended November 30
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	8.81%	-23.62%	-12.78%	20.22%	15.59%	18.87%	19.30%	23.73%	-44.01%	32.24%
MSCI World
Free Index	-7.64%	-16.01%	-15.27%	19.17%	17.43%	11.20%	20.28%	12.71%	-43.30%	31.79%

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
1.26%	1.06%	1.51%	2.26%	2.26%	1.76%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Global Growth

Portfolio Managers: Keith Creveling and Brent Puff

Performance Summary

The Global Growth portfolio advanced 32.24%* for the 12 months ended November 30, 2009, outperforming its benchmark, the MSCI World Free Index, which gained 31.79%.

Despite the severe worldwide recession, credit-market meltdown, and financial-sector crisis, global stocks finished the 12-month period with sharp gains. Initially, stocks plunged, as rising unemployment, shrinking industrial output, and negative economic growth rates sent investor confidence tumbling. But, by mid-March, market sentiment and stock performance reversed course quickly, as massive stimulus efforts from global central banks and governments generated optimism among investors.

Overall, good stock selection combined with favorable sector allocations accounted for the portfolio’s outperformance relative to the benchmark. Our stock selection was particularly strong in the energy and financials sectors, while an overweight in the top-performing information technology segment and an underweight in the benchmark-trailing utilities sector contributed positively.

U.S. Was Top Contributor

The United States, which comprised approximately half the portfolio as of November 30, led all country contributors in the fund, followed by Japan and China. Performance in the United States was driven by an overweight position in American Express, the top-performing stock in the portfolio for the period. The credit card issuer reported firming fundamentals within its customer base, as delinquency and loan charge-off rates steadily improved.

Favorable stock selection combined with an underweight led to outperforming results for the portfolio in Japan. In China, our small, out-of-benchmark allocation generated favorable results, as China’s economy benefited from infrastructure spending and stimulus efforts designed to boost domestic consumption.

The largest laggards from a regional perspective included Canada and Spain, where underweights and negative stock selection detracted from results. Spain was home to one of the portfolio’s leading detractors, toll road operator Cintra Concesiones de Infraestructuras de Transporte. The company reported traffic declines on its roads in the U.S. and Spain and experienced funding and shareholder challenges when it explored a potential merger with its parent, Grupo Ferrovial of Spain.

*All fund returns referenced in this commentary are for Investor Class shares.

Global Growth

Technology Led All Sectors

Information technology stocks were among the benchmark leaders, and our overweight combined with good stock selection enhanced the portfolio’s performance. In particular, U.S.-based computer and electronic device maker Apple drove the portfolio’s results. Better-than-expected revenues and strong market enthusiasm for the company’s iPhone helped push the stock price higher. Tencent Holdings, China’s leading Internet service provider, also generated strong results for the portfolio.

A sharp upswing in oil prices throughout most of 2009 helped generate strong returns in the energy sector. Stock selection was key, as our overweight positions in Saipem, an Italian oil and gas services company, and Occidental Petroleum, U.S.-based oil and natural gas exploration companies, helped the portfolio’s outperformance.

Materials, Consumer Discretionary Stocks Lagged

The portfolio’s performance was negatively affected by stock selection and an underweight position in the materials sector, which was the top-performing sector in the benchmark.

In the consumer discretionary sector, our overweight had a positive influence on performance, but disappointing stock selection dragged down the sector’s overall contribution compared with the benchmark. U.S.-based Apollo Group, an educational services company, was the portfolio’s largest individual detractor. Apollo’s stock tumbled on concerns about potential regulatory and legal changes from the U.S. Department of Education.

Outlook

Global Growth continues to invest primarily in companies located in developed countries throughout the world, including the United States. Recently, corporate earnings have shown signs of improvement throughout the world. While most of the improvements have come from better cost management and restructuring, we remain encouraged by the progress and believe even a moderate improvement in underlying demand will drive sharply improved profit performance. We will closely monitor the upcoming corporate earnings reporting season, which should provide more clarity on the sustainability of earnings improvements.

Global Growth

Top Ten Holdings as of November 30, 2009
	% of net assets	% of net assets
	as of 11/30/09	as of 5/31/09
BHP Billiton Ltd.	2.6%	1.8%
Apple, Inc.	2.4%	2.0%
American Express Co.	2.3%	1.5%
Google, Inc., Class A	2.2%	1.5%
Colgate-Palmolive Co.	2.1%	1.8%
3M Co.	2.0%	1.3%
MasterCard, Inc., Class A	2.0%	1.0%
Occidental Petroleum Corp.	2.0%	1.8%
priceline.com, Inc.	1.9%	1.0%
Banco Santander SA	1.9%	—

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 11/30/09	as of 5/31/09
Domestic Common Stocks	51.8%	50.4%
Foreign Common Stocks	47.3%	48.5%
Total Equity Exposure	99.1%	98.9%
Temporary Cash Investments	0.8%	0.5%
Other Assets and Liabilities	0.1%	0.6%

Investments by Country as of November 30, 2009
	% of net assets	% of net assets
	as of 11/30/09	as of 5/31/09
United States	51.8%	50.4%
United Kingdom	8.7%	9.7%
Japan	8.0%	6.3%
Switzerland	5.6%	4.5%
Australia	4.3%	3.3%
Ireland	3.0%	2.2%
Brazil	2.7%	1.5%
South Korea	2.0%	0.6%
Spain	1.9%	—
Other Countries	11.1%	20.4%
Cash and Equivalents*	0.9%	1.1%
* Includes temporary cash investments and other assets and liabilities.

Performance

Emerging Markets

Total Returns as of November 30, 2009
		Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
Investor Class	75.36%	13.62%	8.17%	7.70%	9/30/97
MSCI EM Growth Index(1)(2)	83.97%	13.90%	—	—	—
MSCI EM (Net) Index(1)(2)	85.12%	15.70%	10.68%	—	—
MSCI EM (Gross) Index(2)	85.68%	16.07%	11.00%	8.11%	—
Institutional Class	75.92%	13.86%	8.38%	12.87%	1/28/99
A Class(3)					5/12/99
No sales charge*	75.24%	13.37%	7.92%	9.89%
With sales charge*	65.10%	12.03%	7.28%	9.28%
B Class					9/28/07
No sales charge*	74.10%	—	—	-16.81%
With sales charge*	70.10%	—	—	-18.54%
C Class	73.99%	12.49%	—	12.77%	12/18/01
R Class	74.94%	—	—	-16.42%	9/28/07
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.
(1)	MSCI EM Growth Index data first available 2/1/01. MSCI EM (Net) Index data first available 12/31/98.
(2)	From September of 1997 through December 2008, the fund’s benchmark was the MSCI EM (Gross) Index. From January 2009 through
March 2009, the fund’s benchmark was the MSCI EM (Net) Index. In April of 2009, the fund’s benchmark changed from the MSCI EM (Net)
Index to the MSCI EM Growth Index. The fund’s investment advisor believes this index better represents the fund’s portfolio composition.
(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class’s current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Emerging Markets

One-Year Returns Over 10 Years
Periods ended November 30
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	-16.73%	-10.28%	-10.86%	46.26%	18.94%	33.10%	46.10%	48.81%	-62.66%	75.36%
MSCI EM
Growth Index*	—	-25.19%**	5.63%	35.32%	21.59%	33.59%	34.42%	42.79%	-59.37%	83.97%
MSCI EM
(Net) Index	-23.84%	-7.60%	4.75%	40.46%	28.47%	32.60%	33.95%	45.15%	-56.56%	85.12%
MSCI EM
(Gross) Index	-23.63%	-7.37%	4.95%	40.87%	28.88%	33.13%	34.38%	45.57%	-56.42%	85.68%
* Since benchmark data is only available from 2/1/01, it is not included in the line chart. One year data is listed for all periods available.
**Benchmark return from 2/1/01 to 11/30/01. Not annualized.

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
1.82%	1.62%	2.07%	2.82%	2.82%	2.32%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Emerging Markets

Portfolio Managers: Patricia Ribeiro and Anthony Han

Performance Summary

The Emerging Markets portfolio advanced 75.36%* for the 12 months ended November 30, 2009, underperforming its benchmark, the MSCI EM Growth Index,** which gained 83.97%.

Emerging markets stocks surged in 2009, as investors seeking to recoup the losses of 2008 sought higher-yielding assets perceived to have fewer links with the battered developed economies that had been negatively affected by the global economic crisis and subprime market debacle. The fallout in global markets left few economies unscathed, but sound macroeconomic fundamentals and stimulus measures helped emerging market countries cope better than other nations. Furthermore, emerging markets remained shielded from the problems of the developed world due to years of conservative fiscal policy, which resulted in higher savings rates and employment growth and increases in business and infrastructure investment. Unlike consumers in the U.S. and other developed countries, consumers in emerging economies did not take on huge amounts of debt, and financial institutions did not have exposure to toxic assets such as subprime mortgages.

The portfolio’s underperformance relative to the benchmark primarily was due to sector allocations and the impact of currency exchange rates. Overall, our stock selection was a positive contributor, but it was not sufficient to offset the currency and allocation influences.

Israel Led Detractors; Mexico Led Contributors

From a regional perspective, the portfolio’s largest detractors to performance included Israel, India, and South Korea. In each country, our allocation decisions were effective, but stock selection primarily accounted for the poor relative performance. On the positive side, Mexico, Turkey, and Russia represented the portfolio’s leading country contributors, primarily due to positive stock selection.

All Sectors Showed Strong Returns

On an absolute basis, all of the portfolio’s 10 sectors posted strong gains for the 12-month period, with returns in the utilities and materials sectors topping 100%. Relative to the benchmark, the portfolio’s information technology, energy, and materials sectors detracted from results, while its telecommunication services, utilities and industrials sectors contributed positively to relative performance.

* All fund returns referenced in this commentary are for Investor Class shares.
**In April 2009, the fund’s benchmark changed from the MSCI EM (Net) Index to the MSCI EM Growth Index. The fund’s investment advisor believes this index better represents the fund’s portfolio composition.

Emerging Markets

Our poor relative performance in the information technology sector was primarily due to portfolio-only holding Rolta India, the fund’s leading detractor for the period. Stock in the India-based geospatial mapping systems company plummeted in the wake of a financial scandal involving Indian technology outsourcing company Satyam. Subsequent rumors implicated Rolta, which denied any wrongdoing.

In the energy sector, our stock selection and overweight position generally were favorable, but currency exchange rates detracted from results. In the materials sector, our strategies in the chemicals and metals and mining industries accounted for the bulk of the lagging results. In particular, our underweight position in Brazilian iron ore miner Companhia Vale do Rio Doce detracted from performance.

The portfolio’s outperformance in the telecommunication services sector was largely due to stock selection and our underweight position in the wireless industry. Specifically, Mexico’s America Movil SAB, a wireless telecom services provider doing business in Mexico and Latin America, was a leading contributor. Stock selection drove the strong overall performance in the portfolio’s utilities sector. In particular, the portfolio benefited from our overweight position in India’s state-owned Power Grid Corp. In the industrials sector, our overweight position in China High Speed Transmission Equipment Group, a manufacturer of gear boxes for wind turbines, drove results. With an absolute total return of nearly 200%, the stock finished the 12-month period as the leading contributor to the portfolio’s performance.

Outlook

Emerging markets have been able to withstand the greatest economic crisis since the Great Depression, primarily because they have managed their economies well throughout the past several years. While challenges remain, we expect emerging markets may continue to offer above-average earnings growth in the short and long term. We believe the global economy should start growing again in 2010, and the emerging markets may accelerate at a much faster rate than the U.S. and Europe, due in part to continued frugality among Western consumers.

Emerging Markets

Top Ten Holdings as of November 30, 2009
	% of net assets	% of net assets
	as of 11/30/09	as of 5/31/09
Samsung Electronics Co. Ltd.	5.3%	3.5%
Vale SA Preference Shares	5.0%	4.3%
Petroleo Brasileiro SA-Petrobras ADR	3.7%	4.9%
Itau Unibanco Holding SA Preference Shares	3.0%	2.0%
Hon Hai Precision Industry Co. Ltd.	2.8%	1.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.7%	2.4%
China Life Insurance Co. Ltd. H Shares	2.5%	1.8%
Infosys Technologies Ltd.	2.3%	0.8%
Sberbank of Russian Federation	2.3%	1.2%
America Movil SAB de CV, Series L ADR	2.2%	2.3%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 11/30/09	as of 5/31/09
Foreign Common Stocks	98.0%	98.1%
Temporary Cash Investments	2.2%	0.8%
Other Assets and Liabilities	(0.2)%	1.1%

Investments by Country as of November 30, 2009
	% of net assets	% of net assets
	as of 11/30/09	as of 5/31/09
Brazil	16.3%	16.8%
People’s Republic of China	14.0%	13.7%
South Korea	13.0%	11.6%
Russian Federation	9.4%	6.7%
Taiwan (Republic of China)	8.5%	13.9%
India	8.0%	8.5%
Hong Kong	5.9%	5.2%
South Africa	5.4%	6.7%
Mexico	4.1%	2.9%
Indonesia	3.3%	2.3%
Turkey	2.3%	1.9%
Thailand	2.0%	0.9%
Other Countries	5.8%	7.0%
Cash and Equivalents*	2.0%	1.9%
* Includes temporary cash investments and other assets and liabilities.

Performance

International Value

Total Returns as of November 30, 2009
		Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
A Class					3/31/97
No sales charge*	36.40%	4.65%(1)	3.82%(1)	3.70%(1)
With sales charge*	28.65%	3.41%(1)	3.21%(1)	3.22%(1)
MSCI EAFE Index	37.72%	4.13%	1.90%	4.49%	—
Investor Class	36.98%	—	—	-0.16%	4/3/06
Institutional Class	37.18%	—	—	0.03%	4/3/06
B Class					3/31/97
No sales charge*	35.36%	3.90%(1)	3.11%(1)	3.01%(1)
With sales charge*	31.36%	3.73%(1)	3.11%(1)	3.01%(1)
C Class	35.44%	—	—	-1.17%	4/3/06
R Class	35.90%	—	—	-0.70%	4/3/06
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

International Value acquired all the net assets of the Mason Street International Equity Fund on March 31, 2006, pursuant to a plan of reorganization approved by the acquired fund’s shareholders on March 15, 2006. Performance information prior to April 1, 2006, is that of the Mason Street International Equity Fund.

(1) Class returns would have been lower if fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

International Value

One-Year Returns Over 10 Years
Periods ended November 30
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
A Class
(no sales charge)**	0.00%	-11.24%	-10.87%	20.77%	21.40%	10.68%	28.36%	23.44%	-47.53%	36.40%
MSCI EAFE Index	-9.67%	-19.13%	-12.50%	24.22%	24.19%	13.25%	28.20%	17.30%	-47.79%	37.72%
* International Value A Class’s initial investment is $9,425 to reflect the maximum 5.75% initial sales charge.
**Class returns would have been lower if fees had not been waived.

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
1.31%	1.11%	1.56%	2.31%	2.31%	1.81%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

International Value

Portfolio Managers: Gary Motyl and Guang Yang

Performance Summary

International Value returned 36.40%* for the 12 months ended November 30, 2009. By comparison, its benchmark, the MSCI EAFE Index, returned 37.72%. (Please see pages 20 and 21 for additional performance comparisons.)

The portfolio’s strong absolute return reflects the ongoing rebound of global financial markets from the depths of the credit crisis, as well as the decline in the value of the U.S. dollar. (A weaker greenback is beneficial because overseas investments are worth more when translated back into dollars.) No sector had negative results in dollar terms.

Relative to the benchmark, performance was led by some of the most economically sensitive segments of the market, including consumer discretionary, industrial, and information technology shares. Positioning in three sectors detracted from relative results: financials, materials, and health care.

Financials, Materials Detracted Most

The portfolio’s financial and materials shares were the leading detractors from relative performance because of negative currency effects and underweight positions. While these two sectors were the poorest-performing portions of the MSCI EAFE Index in 2008, they rebounded dramatically to become the two best-performing segments of the benchmark for the last 12 months.

The largest individual detractor in these sectors was global property and casualty insurer ACE Limited. We see it as a conservatively managed, high-quality company trading at very attractive valuations, but the stock did not participate in the recent rally, when traders favored higher-flying, riskier names. In addition, it hurt to be underrepresented in the commercial banks and capital markets stocks that rebounded sharply since March 2009, including HSBC Holdings, Banco Santander, Commonwealth Bank of Australia, and Deutsche Bank.

With respect to materials shares, it hurt to be underrepresented in metals and mining stocks in favor of paper and forest product companies. The portfolio had no exposure to natural resources giants BHP Billiton and Rio Tinto, which rallied sharply on signs of economic stabilization in 2009. At the same time, stakes in Finnish paper-products companies UPM-Kymmene and Stora Enso Oyj underperformed because of ongoing concern about excess capacity, high input costs, and poor demand.

In the health care sector, the primary source of weakness was an overweight position in the defensive-oriented pharmaceutical industry. These stocks lagged in the rally, making Merck KGaA (“German Merck,” as opposed to U.S.-based pharma giant Merck & Co.), Takeda Pharmaceutical, and Novartis notable detractors.

* All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 5.75%. Had the sales charge been applied, returns would be lower than those shown.

International Value

Key Contributors

The leading contribution to the portfolio’s outperformance came from stock selection among consumer discretionary shares. One theme evident in this space was the portfolio’s effective positioning among auto makers and auto component companies. Among the leading contributors for the year were Korean car maker Hyundai Motor Co., Chinese battery and auto manufacturer BYD (an industrial conglomerate that’s actually categorized in the information technology sector), German automobile manufacturer Bayerische Motoren Werke (BMW), and France-based tire manufacturer Michelin. Hyundai’s relatively low-cost, fuel-efficient lineup saw it gain market share in the U.S. and, along with BYD, the company benefited from exposure to the growing Chinese market.

Industrials a Source of Strength

Stock picks among industrial shares proved another source of strength, led by positioning across a wide range of industries. For example, it helped to favor commercial services, electrical equipment, and airlines stocks, while avoiding poor-performing road and rail shares. Vestas Wind Systems was the leading contributor in the sector thanks to strong demand for alternative energy sources. British Airways benefited from a decline in 2008 record oil price levels, improvement in the global economy, and the prospect of better margins thanks to fee increases and cost cuts. Global business services provider Rentokil Initial and Shanghai Electric were other notable contributors in the sector.

Other Contributors

Stock picks in information technology (IT) and telecommunication services also helped relative results. The top contributors in the IT sector were Samsung Electronics, Compal Electronics, and Taiwan Semiconductor. Meanwhile, the number-one contributor to relative return was diversified telecommunication firm Telenor. The Norwegian-based telecom provider rebounded sharply beginning in late 2008 on the strength of cost cuts, stronger-than-expected margins, and exposure to desirable east European and Asian markets.

Outlook

“The portfolio’s positioning in terms of its sector and industry weightings, as well as country allocations, typically reflect where we are finding what we believe to be the most attractive securities at a given time,” said portfolio manager Guang Yang. “This follows from our value-oriented investment approach, which seeks to build a portfolio of high-quality companies trading at attractive valuations. As of November 30, 2009, we found opportunity in the telecommunication services sector. Information technology, energy, and consumer discretionary shares were other notable overweight positions,” he added. “And as we’ve been reporting to shareholders for some time now, we continue to hold underweight positions in the financials, consumer staples, and materials sectors.”

International Value

Top Ten Holdings as of November 30, 2009
	% of net assets	% of net assets
	as of 11/30/09	as of 5/31/09
Telefonica SA ADR	3.9%	1.8%
France Telecom SA	2.9%	1.7%
Vodafone Group plc	2.9%	1.2%
Telenor ASA	2.9%	1.1%
E.ON AG	2.8%	1.5%
Deutsche Post AG	2.7%	1.2%
Merck KGaA	2.2%	1.4%
AXA SA	2.1%	0.9%
Roche Holding AG	2.1%	0.8%
Cie Generale des Etablissements Michelin, Class B	2.1%	1.0%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 11/30/09	as of 5/31/09
Foreign Common Stocks & Rights	93.5%	92.9%
Temporary Cash Investments	5.3%	6.4%
Other Assets and Liabilities	1.2%	0.7%

Investments by Country as of November 30, 2009
	% of net assets	% of net assets
	as of 11/30/09	as of 5/31/09
United Kingdom	17.7%	16.5%
France	13.2%	9.0%
Germany	12.2%	8.2%
Switzerland	8.7%	7.9%
Spain	6.9%	4.5%
Netherlands	5.5%	5.4%
South Korea	4.9%	4.6%
Brazil	3.9%	3.2%
Japan	3.0%	6.8%
Norway	2.9%	1.1%
Hong Kong	2.1%	4.5%
Other Countries	12.5%	21.2%
Cash and Equivalents*	6.5%	7.1%
* Includes temporary cash investments and other assets and liabilities.

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2009 to November 30, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	6/1/09	11/30/09	6/1/09 – 11/30/09	Expense Ratio*
International Growth
Actual
Investor Class	$1,000	$1,205.20	$7.52	1.36%
Institutional Class	$1,000	$1,207.40	$6.42	1.16%
A Class	$1,000	$1,204.50	$8.90	1.61%
B Class	$1,000	$1,200.00	$13.03	2.36%
C Class	$1,000	$1,200.00	$13.03	2.36%
R Class	$1,000	$1,201.50	$10.27	1.86%
Hypothetical
Investor Class	$1,000	$1,018.25	$6.88	1.36%
Institutional Class	$1,000	$1,019.25	$5.87	1.16%
A Class	$1,000	$1,017.00	$8.14	1.61%
B Class	$1,000	$1,013.22	$11.93	2.36%
C Class	$1,000	$1,013.22	$11.93	2.36%
R Class	$1,000	$1,015.74	$9.40	1.86%
Global Growth
Actual
Investor Class	$1,000	$1,211.20	$6.60	1.19%
Institutional Class	$1,000	$1,213.50	$5.49	0.99%
A Class	$1,000	$1,209.80	$7.98	1.44%
B Class	$1,000	$1,205.50	$12.11	2.19%
C Class	$1,000	$1,205.60	$12.11	2.19%
R Class	$1,000	$1,207.90	$9.35	1.69%
Hypothetical
Investor Class	$1,000	$1,019.10	$6.02	1.19%
Institutional Class	$1,000	$1,020.10	$5.01	0.99%
A Class	$1,000	$1,017.85	$7.28	1.44%
B Class	$1,000	$1,014.09	$11.06	2.19%
C Class	$1,000	$1,014.09	$11.06	2.19%
R Class	$1,000	$1,016.60	$8.54	1.69%
* Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	6/1/09	11/30/09	6/1/09 – 11/30/09	Expense Ratio*
Emerging Markets
Actual
Investor Class	$1,000	$1,266.10	$9.94	1.75%
Institutional Class	$1,000	$1,267.90	$8.81	1.55%
A Class	$1,000	$1,263.30	$11.35	2.00%
B Class	$1,000	$1,260.40	$15.58	2.75%
C Class	$1,000	$1,259.60	$15.58	2.75%
R Class	$1,000	$1,263.90	$12.77	2.25%
Hypothetical
Investor Class	$1,000	$1,016.29	$8.85	1.75%
Institutional Class	$1,000	$1,017.30	$7.84	1.55%
A Class	$1,000	$1,015.04	$10.10	2.00%
B Class	$1,000	$1,011.28	$13.87	2.75%
C Class	$1,000	$1,011.28	$13.87	2.75%
R Class	$1,000	$1,013.79	$11.36	2.25%
International Value
Actual
Investor Class	$1,000	$1,197.70	$7.22	1.31%
Institutional Class	$1,000	$1,199.30	$6.12	1.11%
A Class	$1,000	$1,195.80	$8.59	1.56%
B Class	$1,000	$1,193.00	$12.70	2.31%
C Class	$1,000	$1,192.40	$12.70	2.31%
R Class	$1,000	$1,193.40	$9.95	1.81%
Hypothetical
Investor Class	$1,000	$1,018.50	$6.63	1.31%
Institutional Class	$1,000	$1,019.50	$5.62	1.11%
A Class	$1,000	$1,017.25	$7.89	1.56%
B Class	$1,000	$1,013.49	$11.66	2.31%
C Class	$1,000	$1,013.49	$11.66	2.31%
R Class	$1,000	$1,015.99	$9.15	1.81%
* Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

International Growth

NOVEMBER 30, 2009
	Shares	Value		Shares	Value
Common Stocks — 99.7%			LVMH Moet Hennessy
			Louis Vuitton SA	90,980	$ 9,475,340
AUSTRALIA — 4.6%			Pernod-Ricard SA	110,747	9,443,732
BHP Billiton Ltd.	957,604	$ 36,222,971	Publicis Groupe SA	196,300	7,557,499
Commonwealth Bank			Societe Television Francaise 1	263,074	4,684,922
of Australia	304,800	14,739,982
QBE Insurance Group Ltd.	184,530	3,758,805	Total SA	248,796	15,395,217
Wesfarmers Ltd.	602,879	16,443,827			92,812,518
		71,165,585	GERMANY — 6.3%
BELGIUM — 1.1%			Allianz SE	140,570	17,269,983
Anheuser-Busch InBev NV	226,597	11,309,801	BASF SE	243,700	14,695,658
KBC Groep NV(1)	122,130	5,435,511	Bayer AG	154,740	11,847,519
		16,745,312	Daimler AG	245,500	12,430,221
BERMUDA — 0.8%			Deutsche Boerse AG	44,220	3,684,455
Seadrill Ltd.	537,600	12,428,087	E.ON AG	138,600	5,481,744
			Fresenius Medical Care
BRAZIL — 4.0%			AG & Co. KGaA	160,843	8,552,004
Banco Santander			HeidelbergCement AG	162,733	10,800,347
Brasil SA ADR(1)	406,810	5,552,956
Companhia Brasileira de			Metro AG	83,380	5,239,588
Meios de Pagamento	689,459	6,460,610	Muenchener
			Rueckversicherungs-
Itau Unibanco Holding SA			Gesellschaft AG	39,910	6,258,162
Preference Shares	526,290	11,377,218
Petroleo Brasileiro					96,259,681
SA-Petrobras ADR	231,460	11,869,269	GREECE — 1.2%
Vale SA Preference Shares	1,090,100	26,310,189	National Bank of Greece SA(1)	632,125	18,603,679
		61,570,242	HONG KONG — 1.1%
CANADA — 1.1%			Li & Fung Ltd.	3,730,000	15,016,161
Canadian National			Melco Crown
Railway Co.	178,870	9,372,286	Entertainment Ltd. ADR(1)	367,697	1,555,358
EnCana Corp.	73,924	3,983,025			16,571,519
Research In Motion Ltd.(1)	51,510	2,981,914	INDIA — 1.2%
		16,337,225	Housing Development
CZECH REPUBLIC — 0.5%			Finance Corp. Ltd.	91,978	5,470,926
CEZ AS	157,570	7,884,073	Infosys Technologies Ltd.	82,530	4,221,601
			Infrastructure Development
DENMARK — 1.7%			Finance Co. Ltd.	450,170	1,605,572
Novo Nordisk A/S B Shares	263,979	17,709,920	Larsen & Toubro Ltd.	219,410	7,616,025
Vestas Wind Systems A/S(1)	119,580	8,396,404			18,914,124
		26,106,324	INDONESIA — 0.1%
FRANCE — 6.0%			PT Bank Rakyat Indonesia	2,904,500	2,273,221
BNP Paribas	300,208	24,792,753	IRELAND — 1.2%
Cie Generale des			CRH plc	339,344	8,550,114
Etablissements Michelin,
Class B	59,780	4,533,014	Experian plc	510,380	4,811,058
Danone SA	101,354	6,058,608	Ryanair Holdings plc ADR(1)	183,782	4,816,926
GDF Suez	123,620	5,162,137			18,178,098
Legrand SA	207,831	5,709,296

International Growth
	Shares	Value		Shares	Value
ITALY — 2.9%			NETHERLANDS — 3.3%
ENI SpA	285,819	$ 7,081,330	Akzo Nobel NV	73,550	$ 4,663,839
Luxottica Group SpA	119,400	2,972,547	ASML Holding NV	496,050	15,239,506
Saipem SpA	860,534	27,677,528	Koninklijke KPN NV	414,920	7,364,133
UniCredit SpA(1)	1,789,280	6,112,227	TNT NV	486,870	14,124,073
		43,843,632	Unilever NV CVA	285,660	8,752,373
JAPAN — 15.2%					50,143,924
Asahi Glass Co. Ltd.	474,000	4,140,097	NORWAY — 0.3%
Canon, Inc.	81,500	3,139,692	Yara International ASA	126,880	5,439,343
FAST RETAILING CO. LTD.	79,200	14,366,682	PEOPLE’S REPUBLIC OF CHINA — 3.8%
Hitachi Construction			Baidu, Inc. ADR(1)	14,360	6,228,506
Machinery Co. Ltd.	586,600	13,708,144	Ctrip.com International
Honda Motor Co. Ltd.	734,100	22,930,009	Ltd. ADR(1)	158,821	11,649,520
HOYA Corp.	577,700	14,736,563	Industrial & Commercial
Ibiden Co., Ltd.	278,000	9,391,023	Bank of China Ltd. H Shares	13,913,000	11,758,653
iShares MSCI Japan			Mindray Medical
Index Fund	335,270	3,201,828	International Ltd. ADR	160,020	4,845,406
JGC Corp.	395,000	7,389,114	Sino-Ocean Land
Kubota Corp.	275,000	2,421,043	Holdings Ltd.	3,693,500	3,683,945
Mitsubishi Corp.	887,400	20,018,857	Tencent Holdings Ltd.	749,800	13,863,955
Mitsubishi UFJ			ZTE Corp. H Shares	1,142,800	6,473,367
Financial Group, Inc.	1,684,500	9,392,978			58,503,352
Nidec Corp.	200,000	17,561,314	POLAND — 1.0%
Nitori Co. Ltd.	180,000	15,076,354	Powszechna Kasa
Nomura ETF - Nikkei 225	102,205	11,138,028	Oszczednosci Bank Polski SA	1,127,610	15,307,844
ORIX Corp.	260,340	18,010,565	RUSSIAN FEDERATION — 0.3%
Rakuten, Inc.	21,620	17,458,075	Mechel ADR	7,675	149,279
SOFTBANK CORP.	497,900	11,923,334	Vimpel-Communications ADR	230,470	4,399,672
Toshiba Corp.(1)	1,599,000	8,472,258			4,548,951
			SINGAPORE — 0.4%
Unicharm Corp.	79,400	8,101,666
			United Overseas Bank Ltd.	401,000	5,458,699
		232,577,624
			SOUTH KOREA — 3.1%
LUXEMBOURG — 0.6%
			Hyundai Motor Co.	160,432	13,659,071
Millicom International
Cellular SA(1)	97,527	7,295,020	POSCO	37,730	18,105,727
SES SA Fiduciary			Samsung Electronics Co. Ltd.	24,680	15,281,734
Depositary Receipt	70,220	1,493,541			47,046,532
		8,788,561	SPAIN — 3.6%
MEXICO — 0.2%			Banco Santander SA	1,686,864	28,900,510
Grupo Financiero Banorte			Telefonica SA	893,090	25,640,289
SAB de CV, Series O	1,000,960	3,444,580			54,540,799
MULTI-NATIONAL — 1.4%			SWEDEN — 3.4%
iShares MSCI EAFE			Atlas Copco AB A Shares	1,207,060	17,106,315
Growth Index Fund	55,810	3,062,853	Autoliv, Inc.	66,008	2,680,585
iShares MSCI EAFE			Electrolux AB B Shares(1)	416,180	10,184,293
Index Fund	140,250	7,772,655
iShares MSCI Emerging			Getinge AB B Shares	238,760	4,852,908
Markets Index Fund	284,210	11,516,189	H & M Hennes & Mauritz AB
		22,351,697	B Shares	118,780	7,024,692
			Volvo AB B Shares	1,128,400	10,723,082
					52,571,875

International Growth
	Shares	Value		Shares	Value
SWITZERLAND — 8.1%			HSBC Holdings plc
Adecco SA	140,230	$ 6,994,398	(Hong Kong)	2,730,751	$ 31,958,389
Credit Suisse Group AG	333,770	17,279,148	Intercontinental
Julius Baer Group Ltd.	108,840	3,592,061	Hotels Group plc	571,140	7,906,586
Nestle SA	562,560	26,592,015	Kingfisher plc	2,875,426	11,220,422
Novartis AG	442,000	24,532,331	Man Group plc	1,065,119	5,579,092
Roche Holding AG	162,619	26,599,932	Next plc	284,900	9,261,295
Sonova Holding AG	45,800	5,439,733	Reckitt Benckiser Group plc	265,113	13,520,259
			Rolls-Royce Group plc(1)	998,950	7,797,803
Syngenta AG	49,812	13,206,168
		124,235,786	Rolls-Royce Group plc
			C Shares(1)	56,410,200	92,800
TAIWAN (REPUBLIC OF CHINA) — 1.5%			Smiths Group plc	468,490	7,352,601
Hon Hai Precision
Industry Co. Ltd.	2,843,000	12,015,538	Standard Chartered plc	151,888	3,708,085
Taiwan Semiconductor			Tesco plc	3,174,943	22,093,708
Manufacturing Co. Ltd. ADR	459,908	4,778,444	Tullow Oil plc	400,290	8,126,101
Wistron Corp.	3,558,773	6,536,048	Vodafone Group plc	3,457,650	7,798,495
		23,330,030			288,194,980
TURKEY — 0.9%			TOTAL COMMON STOCKS
Turkiye Garanti Bankasi AS	3,958,540	13,557,044	(Cost $1,163,149,920)		1,529,734,941
UNITED KINGDOM — 18.8%			Temporary Cash Investments — 0.2%
Admiral Group plc	550,657	9,611,449	JPMorgan U.S. Treasury
Antofagasta plc	776,150	11,497,984	Plus Money Market Fund
ARM Holdings plc	2,427,630	6,178,245	Agency Shares	21,645	21,645
			Repurchase Agreement, Bank of America
AstraZeneca plc	196,270	8,772,752	Securities, LLC, (collateralized by various
Autonomy Corp. plc(1)	97,680	2,289,881	U.S. Treasury obligations, 4.125%-4.50%,
Barclays plc	4,237,187	20,378,538	5/15/15-11/15/15, valued at $2,552,155),
BG Group plc	1,508,799	27,377,842	in a joint trading account at 0.12%,
			dated 11/30/09, due 12/1/09
BP plc	1,266,710	11,973,886	(Delivery value $2,500,008)		2,500,000
British Airways plc(1)	1,745,240	5,607,247	TOTAL TEMPORARY
British American Tobacco plc	283,238	8,606,186	CASH INVESTMENTS
British Sky Broadcasting			(Cost $2,521,645)		2,521,645
Group plc	681,960	5,940,420	TOTAL INVESTMENT
Capita Group plc (The)	449,037	5,259,621	SECURITIES — 99.9%
			(Cost $1,165,671,565)		1,532,256,586
Carnival plc(1)	330,400	11,077,366
			OTHER ASSETS
Compass Group plc	1,144,450	8,110,821	AND LIABILITIES — 0.1%		2,032,615
GlaxoSmithKline plc	439,922	9,097,106	TOTAL NET ASSETS — 100.0%		$1,534,289,201

International Growth

Market Sector Diversification		Notes to Schedule of Investments
(as a % of net assets)		ADR = American Depositary Receipt
Financials	21.4%	CVA = Certificaten Van Aandelen
Consumer Discretionary	14.9%	EAFE = Europe, Australasia, and Far East
Industrials	10.6%	ETF = Exchange Traded Fund
Information Technology	10.2%	MSCI = Morgan Stanley Capital International
Materials	9.7%	(1) Non-income producing.
Consumer Staples	8.9%
Energy	8.2%	Geographic classifications and market sector diversification
Health Care	8.0%	are unaudited.
Telecommunication Services	4.2%
Diversified	2.4%
Utilities	1.2%	See Notes to Financial Statements.
Cash and Equivalents*	0.3%
* Includes temporary cash investments and other assets and liabilities.

Global Growth

NOVEMBER 30, 2009
	Shares	Value		Shares	Value
Common Stocks — 99.1%			JAPAN — 8.0%
			Hitachi Construction
AUSTRALIA — 4.3%			Machinery Co. Ltd.	137,300	$ 3,208,538
BHP Billiton Ltd.	291,260	$ 11,017,396	Ibiden Co., Ltd.	148,000	4,999,537
CSL Ltd.	71,395	2,062,422	Nidec Corp.	88,100	7,735,759
National Australia Bank Ltd.	81,830	2,145,015	Nitori Co. Ltd.	38,650	3,237,228
Wesfarmers Ltd.	126,490	3,450,078	ORIX Corp.	45,290	3,133,204
		18,674,911	Rakuten, Inc.	9,012	7,277,159
BRAZIL — 2.7%			Toyota Motor Corp.	125,500	4,994,447
Banco do Brasil SA	95,700	1,684,494			34,585,872
Banco Santander			NETHERLANDS — 1.3%
Brasil SA ADR(1)	274,690	3,749,519
			ASML Holding NV
Itau Unibanco			New York Shares	182,780	5,664,352
Holding SA ADR	67,070	1,492,308
Petroleo Brasileiro			PEOPLE’S REPUBLIC OF CHINA — 1.8%
SA-Petrobras ADR	92,840	4,760,835	NetEase.com, Inc. ADR(1)	53,970	2,063,813
		11,687,156	Tencent Holdings Ltd.	296,900	5,489,741
DENMARK — 0.7%					7,553,554
Vestas Wind Systems A/S(1)	40,281	2,828,362	POLAND — 0.7%
FRANCE — 0.7%			Powszechna Kasa
Pernod-Ricard SA	36,587	3,119,884	Oszczednosci Bank Polski SA	218,040	2,959,997
GERMANY — 0.9%			SOUTH KOREA — 2.0%
BASF SE	44,140	2,661,741	Hyundai Motor Co.	50,410	4,291,873
			Samsung Electronics
Metro AG	16,700	1,049,426	Co. Ltd.	6,910	4,278,638
		3,711,167			8,570,511
GREECE — 1.3%			SPAIN — 1.9%
National Bank			Banco Santander SA	484,870	8,307,125
of Greece SA(1)	191,276	5,629,325
HONG KONG — 0.3%			SWEDEN — 0.9%
Melco Crown			Atlas Copco AB A Shares	183,800	2,604,792
Entertainment Ltd. ADR(1)	345,880	1,463,072	Getinge AB B Shares	53,181	1,080,929
INDIA — 0.5%					3,685,721
Bharat Heavy Electricals Ltd.	43,970	2,120,987	SWITZERLAND — 5.6%
IRELAND — 3.0%			Adecco SA	111,730	5,572,874
Accenture plc, Class A	68,070	2,793,593	Credit Suisse Group AG	78,760	4,077,375
CRH plc	220,072	5,564,763	Julius Baer Group Ltd.	73,250	2,417,480
Experian plc	494,360	4,660,046	Novartis AG	72,850	4,043,394
		13,018,402	Roche Holding AG	42,270	6,914,193
ISRAEL — 0.5%			Sonova Holding AG	10,510	1,248,288
Teva Pharmaceutical					24,273,604
Industries Ltd. ADR	39,940	2,108,433	TAIWAN (REPUBLIC OF CHINA) — 0.2%
ITALY — 1.0%			Wistron Corp.	514,518	944,965
Saipem SpA	129,690	4,171,246	TURKEY — 0.3%
			Turkiye Garanti Bankasi AS	302,520	1,036,058

Global Growth
	Shares	Value		Shares	Value
UNITED KINGDOM — 8.7%			Google, Inc., Class A(1)	16,010	$ 9,333,830
Admiral Group plc	125,070	$ 2,183,036	Hewlett-Packard Co.	135,240	6,634,874
Antofagasta plc	254,000	3,762,788	Kohl’s Corp.(1)	106,920	5,681,729
BG Group plc	368,930	6,694,402	MasterCard, Inc., Class A	36,490	8,788,981
British Sky			Microsoft Corp.	50,780	1,493,440
Broadcasting Group plc	349,430	3,043,816	Occidental Petroleum Corp.	105,040	8,486,182
Compass Group plc	936,650	6,638,124	PACCAR, Inc.	66,610	2,469,899
HSBC Holdings plc	563,410	6,552,941	PepsiCo, Inc.	86,740	5,396,963
Petrofac Ltd.	107,060	1,713,690	PNC Financial
Reckitt Benckiser Group plc	132,665	6,765,663	Services Group, Inc.	39,620	2,258,736
		37,354,460	priceline.com, Inc.(1)	38,900	8,329,268
UNITED STATES — 51.8%			QUALCOMM, Inc.	51,010	2,295,450
3M Co.	113,660	8,801,831	Schlumberger Ltd.	32,580	2,081,536
Abbott Laboratories	139,720	7,613,343	Southwestern Energy Co.(1)	148,915	6,546,303
Air Products &			SYSCO Corp.	80,110	2,166,174
Chemicals, Inc.	73,510	6,096,184	Tiffany & Co.	52,130	2,224,908
Allergan, Inc.	85,910	4,993,948	Union Pacific Corp.	66,790	4,225,135
American Express Co.	241,570	10,104,873	United Parcel
American Tower Corp.,			Service, Inc., Class B	97,700	5,614,819
Class A(1)	172,280	7,049,698
			Visa, Inc., Class A	26,640	2,157,840
Apple, Inc.(1)	51,460	10,287,369
			XTO Energy, Inc.	101,410	4,303,840
Avon Products, Inc.	182,728	6,258,434			223,340,020
Baxter International, Inc.	39,880	2,175,454	TOTAL COMMON STOCKS
Celgene Corp.(1)	38,630	2,142,034	(Cost $341,957,778)		426,809,184
Charles Schwab Corp. (The)	157,020	2,878,177	Temporary Cash Investments — 0.8%
Chevron Corp.	63,530	4,957,881
			JPMorgan U.S. Treasury Plus
Cisco Systems, Inc.(1)	258,100	6,039,540	Money Market Fund Agency
Coach, Inc.	192,880	6,702,580	Shares	11,794	11,794
Colgate-Palmolive Co.	107,160	9,021,800	Repurchase Agreement, Bank of America
Costco Wholesale Corp.	43,290	2,593,504	Securities, LLC, (collateralized by various
			U.S. Treasury obligations, 4.125%-4.50%,
Danaher Corp.	92,270	6,543,788	5/15/15-11/15/15, valued at $3,675,104),
Discovery Communications,			in a joint trading account at 0.12%,
Inc., Class A(1)	191,230	6,109,799	dated 11/30/09, due 12/1/09
EMC Corp.(1)	125,930	2,119,402	(Delivery value $3,600,012)		3,600,000
Estee Lauder Cos., Inc. (The),			TOTAL TEMPORARY
Class A	20,530	961,420	CASH INVESTMENTS
EXCO Resources, Inc.	119,216	2,017,135	(Cost $3,611,794)		3,611,794
Express Scripts, Inc.(1)	25,450	2,183,610	TOTAL INVESTMENT
			SECURITIES — 99.9%
Fidelity National			(Cost $345,569,572)		430,420,978
Financial, Inc., Class A	185,578	2,577,679	OTHER ASSETS
General Mills, Inc.	69,580	4,731,440	AND LIABILITIES — 0.1%		491,009
Goldman Sachs			TOTAL NET ASSETS — 100.0%		$430,911,987
Group, Inc. (The)	46,500	7,889,190

Global Growth

Market Sector Diversification		Notes to Schedule of Investments
(as a % of net assets)		ADR = American Depositary Receipt
Information Technology	19.3%	(1) Non-income producing.
Financials	16.5%
Consumer Discretionary	13.9%	Geographic classifications and market sector diversification
Industrials	11.3%	are unaudited.
Energy	10.6%
Consumer Staples	10.6%
Health Care	8.5%	See Notes to Financial Statements.
Materials	6.8%
Telecommunication Services	1.6%
Cash and Equivalents*	0.9%
* Includes temporary cash investments and other assets and liabilities.

Emerging Markets

NOVEMBER 30, 2009
	Shares	Value		Shares	Value
Common Stocks — 98.0%			Sterlite Industries India Ltd.	99,077	$ 1,826,263
			Sterlite Industries India Ltd.
BRAZIL — 16.3%			ADR	98,569	1,809,727
Cia Brasileira de Distribuicao					49,861,792
Grupo Pao de Acucar
Preference Shares	154,000	$ 4,851,154	INDONESIA — 3.3%
Fibria Celulose SA(1)	244,487	4,179,467	PT Astra International Tbk	1,306,000	4,468,440
Gerdau SA Preference Shares	287,000	4,430,476	PT Bank Rakyat Indonesia	6,497,500	5,085,299
Itau Unibanco Holding SA			PT Perusahaan Gas Negara	18,267,000	7,051,777
Preference Shares	855,718	18,498,717	PT Semen Gresik Persero Tbk	4,692,500	3,622,977
MRV Engenharia e					20,228,493
Participacoes SA	142,600	3,090,818	ISRAEL — 0.7%
Natura Cosmeticos SA	176,100	3,365,511	Teva Pharmaceutical
PDG Realty SA			Industries Ltd. ADR	80,559	4,252,709
Empreendimentos e			MALAYSIA — 1.1%
Participacoes	380,100	3,897,351	CIMB Group Holdings Bhd	1,899,600	7,077,655
Petroleo Brasileiro			MEXICO — 4.1%
SA-Petrobras ADR	454,968	23,330,759
Vale SA Preference Shares	1,304,900	31,494,510	America Movil SAB de CV,
			Series L ADR	284,105	13,745,000
Vivo Particpacoes SA ADR	158,088	4,821,684	Cemex SAB de CV ADR(1)	179,569	2,027,334
		101,960,447	Grupo Financiero Banorte
HONG KONG — 5.9%			SAB de CV, Series O	957,874	3,296,309
China Merchants Holdings			Wal-Mart de Mexico
International Co. Ltd.	732,000	2,276,269	SAB de CV	1,591,627	6,546,825
China Mobile Ltd. ADR	178,634	8,372,576			25,615,468
China Overseas Land			PEOPLE’S REPUBLIC OF CHINA — 14.0%
& Investment Ltd.	1,774,000	3,813,503	Bank of China Ltd. H Shares	5,228,000	2,947,898
China Resources Land Ltd.	1,728,000	4,008,934
			BYD Co. Ltd. H Shares(1)	186,000	1,625,990
CNOOC Ltd.	4,568,000	7,037,622
			China High Speed
Fushan International			Transmission Equipment
Energy Group Ltd.	7,302,000	6,774,328	Group Co. Ltd.	1,778,000	4,198,347
Shimao Property			China Life Insurance Co. Ltd.
Holdings Ltd.	2,404,000	4,566,019	H Shares	3,092,000	15,479,849
		36,849,251	China National Building
HUNGARY — 1.1%			Material Co. Ltd. H Shares	1,458,000	2,806,867
OTP Bank plc(1)	232,018	6,918,856	China Shenhua Energy Co.
INDIA — 8.0%			Ltd. H Shares	2,203,000	10,773,311
Aban Offshore Ltd.	83,505	2,266,744	Ctrip.com International
			Ltd. ADR(1)	117,614	8,626,987
Ashok Leyland Ltd.	3,053,281	3,426,449
			Industrial & Commercial
Bharat Heavy Electricals Ltd.	80,759	3,895,582	Bank of China Ltd. H Shares	12,111,000	10,235,682
HDFC Bank Ltd.	111,962	4,251,379	NetEase.com, Inc. ADR(1)	106,227	4,062,120
ICICI Bank Ltd.	172,046	3,209,935	Ping An Insurance Group Co.
Infosys Technologies Ltd.	284,936	14,575,136	of China Ltd. H Shares	484,500	4,519,887
JSW Steel Ltd.	259,119	5,532,496	Sino-Ocean Land
Maruti Suzuki India Ltd.	149,391	5,001,700	Holdings Ltd.	2,475,500	2,469,096
Reliance Industries Ltd.	177,854	4,066,381	Sinopharm Group Co.
			H Shares(1)	1,108,800	3,905,812

Emerging Markets
	Shares	Value		Shares	Value
Tencent Holdings Ltd.	686,300	$ 12,689,827	TAIWAN (REPUBLIC OF CHINA) — 8.5%
Zhuzhou CSR Times Electric			Acer, Inc.	1,379,000	$ 3,432,608
Co. Ltd. H Shares	1,616,000	3,257,001	Hon Hai Precision
		87,598,674	Industry Co. Ltd.	4,093,480	17,300,515
PERU — 0.6%			MediaTek, Inc.	316,036	4,979,342
Credicorp Ltd.	47,420	3,388,159	Richtek Technology Corp.	360,000	3,367,414
POLAND — 0.8%			Taiwan Semiconductor
KGHM Polska Miedz SA	128,404	4,997,635	Manufacturing Co. Ltd.	8,866,939	16,836,135
RUSSIAN FEDERATION — 9.4%			Wistron Corp.	1,865,227	3,425,679
CTC Media, Inc.(1)	206,479	2,880,382	Young Fast
			Optoelectronics Co. Ltd.	286,000	3,395,133
OAO Gazprom ADR	430,808	9,787,958
					52,736,826
OAO LUKOIL ADR	60,441	3,511,622
			THAILAND — 2.0%
Polyus Gold OJSC ADR(1)	101,254	2,905,990
			Banpu PCL	312,000	5,086,600
Rosneft Oil Co. OJSC GDR	444,457	3,577,879	CP ALL PCL	8,986,800	5,622,663
Sberbank of Russian
Federation	6,025,094	14,285,498	Kasikornbank PCL	724,600	1,896,231
Vimpel-Communications ADR	601,317	11,479,141			12,605,494
Wimm-Bill-Dann Foods			TURKEY — 2.3%
OJSC ADR(1)	312,320	6,215,168	Tofas Turk Otomobil
X5 Retail Group NV GDR(1)	147,631	4,281,299	Fabrikasi AS	1,653,670	4,437,655
		58,924,937	Turk Hava Yollari AO	1,036,795	3,310,492
SINGAPORE — 0.7%			Turkiye Garanti Bankasi AS	1,975,518	6,765,672
Wilmar International Ltd.	940,000	4,278,902			14,513,819
SOUTH AFRICA — 5.4%			UNITED KINGDOM — 0.8%
Aspen Pharmacare			Antofagasta plc	350,713	5,195,506
Holdings Ltd.(1)	664,655	6,103,517	TOTAL COMMON STOCKS
Foschini Ltd.	339,461	2,603,833	(Cost $423,229,611)		611,943,680
Gold Fields Ltd. ADR	177,404	2,622,031	Temporary Cash Investments — 2.2%
Impala Platinum Holdings Ltd.	96,612	2,240,798	JPMorgan U.S. Treasury
Kumba Iron Ore Ltd.	166,989	5,682,813	Plus Money Market Fund
MTN Group Ltd.	405,189	6,500,534	Agency Shares	21,895	21,895
			Repurchase Agreement, Credit Suisse
Naspers Ltd. N Shares	164,580	6,163,360	First Boston, Inc., (collateralized by
Shoprite Holdings Ltd.	214,446	1,794,338	various U.S. Treasury obligations,
		33,711,224	4.125%, 8/15/10, valued at $13,671,992),
SOUTH KOREA — 13.0%			in a joint trading account at 0.10%,
			dated 11/30/09, due 12/1/09
Hankook Tire Co. Ltd.	297,810	5,916,246	(Delivery value $13,400,037)		13,400,000
Hyundai Mobis	22,198	2,844,429	TOTAL TEMPORARY
Hyundai Motor Co.	52,490	4,468,963	CASH INVESTMENTS
LG Chem Ltd.	18,498	3,332,758	(Cost $13,421,895)		13,421,895
LG Electronics, Inc.	28,782	2,549,489	TOTAL INVESTMENT
LG Household &			SECURITIES — 100.2%
Health Care Ltd.	23,087	5,668,506	(Cost $436,651,506)		625,365,575
Lotte Shopping Co. Ltd.	17,821	5,517,337	OTHER ASSETS
			AND LIABILITIES — (0.2)%		(940,870)
POSCO	11,925	5,722,523	TOTAL NET ASSETS — 100.0%		$624,424,705
Samsung Electronics Co. Ltd.	53,000	32,817,338
Samsung Engineering Co. Ltd.	59,168	5,520,922
Shinhan Financial
Group Co. Ltd.(1)	175,360	6,869,322
		81,227,833

Emerging Markets

Market Sector Diversification		Notes to Schedule of Investments
(as a % of net assets)		ADR = American Depositary Receipt
Financials	20.8%	GDR = Global Depositary Receipt
Information Technology	19.0%	OJSC = Open Joint Stock Company
Materials	15.6%	(1) Non-income producing.
Energy	11.1%
Consumer Discretionary	10.0%	Geographic classifications and market sector diversification
Telecommunication Services	7.2%	are unaudited.
Consumer Staples	6.8%
Industrials	4.1%
Health Care	2.3%	See Notes to Financial Statements.
Utilities	1.1%
Cash and Equivalents*	2.0%
* Includes temporary cash investments and other assets and liabilities.

International Value

NOVEMBER 30, 2009
	Shares	Value		Shares	Value
Common Stocks & Rights — 93.5%			ISRAEL — 0.8%
AUSTRALIA — 2.0%			Check Point Software
			Technologies(1)	7,910	$ 249,877
Australia & New Zealand			ITALY — 0.7%
Banking Group Ltd.	14,620	$ 296,599
National Australia Bank Ltd.	11,380	298,304	ENI SpA	8,670	214,804
		594,903	JAPAN — 3.0%
AUSTRIA — 1.0%			Mabuchi Motor Co. Ltd.	2,800	137,344
			Mitsubishi UFJ Financial
Telekom Austria AG	16,860	293,161	Group, Inc.	9,000	50,185
BRAZIL — 3.9%			Mitsubishi UFJ Financial
Empresa Brasileira de			Group, Inc. ADR	3,660	20,093
Aeronautica SA ADR(1)	7,620	154,915
			Nintendo Co. Ltd.	1,500	368,059
Petroleo Brasileiro			Sony Corp.	5,100	137,176
SA-Petrobras ADR	11,580	593,822
			Takeda Pharmaceutical
Vale SA Preference			Co. Ltd.	4,400	183,249
Shares ADR	16,930	414,785
		1,163,522			896,106
FRANCE — 13.2%			NETHERLANDS — 5.5%
Accor SA	1,690	90,441	Akzo Nobel NV	4,950	313,882
			ING Groep NV CVA(1)	30,680	285,803
AXA SA	26,237	625,223
Cie Generale des			ING Groep NV Rights(1)	30,680	76,012
Etablissements Michelin,			Koninklijke Philips
Class B	8,110	614,967	Electronics NV	9,497	259,750
Electricite de France SA	2,710	156,339	Reed Elsevier NV	11,839	137,788
France Telecom SA	33,620	874,603	Royal Dutch Shell plc, Class B	11,595	331,332
GDF Suez	11,844	494,583	SBM Offshore NV	9,788	184,743
Sanofi-Aventis SA	5,813	439,219	Wolters Kluwer NV	2,130	46,375
Suez Environnement Co.	1,265	28,140			1,635,685
Total SA	3,880	240,090	NORWAY — 2.9%
Vivendi	12,620	363,642	Telenor ASA(1)	62,970	857,123
		3,927,247	PEOPLE’S REPUBLIC OF CHINA — 1.8%
GERMANY — 12.2%			China Shenhua Energy
BASF SE	3,500	211,058	Co. Ltd. H Shares	26,000	127,148
Bayerische Motoren			China Telecom Corp. Ltd.
Werke AG	6,110	288,307	H Shares	336,000	148,706
Deutsche Post AG	42,330	792,601	Shanghai Electric Group Co.
E.ON AG	20,850	824,635	Ltd. H Shares	580,000	272,411
Merck KGaA	6,980	658,300			548,265
SAP AG	11,810	564,274	PORTUGAL — 0.6%
Siemens AG ADR	3,040	299,805	Portugal Telecom SGPS SA	15,910	192,336
		3,638,980	RUSSIAN FEDERATION — 1.3%
HONG KONG — 2.1%			OAO Gazprom ADR	16,680	378,970
Cheung Kong Holdings Ltd.	23,300	292,826	SINGAPORE — 1.3%
China Mobile Ltd.	18,000	168,618	DBS Group Holdings Ltd.	38,250	395,766
Hutchison Whampoa Ltd.	23,900	161,594
		623,038

International Value
	Shares	Value		Shares	Value
SOUTH KOREA — 4.9%			Burberry Group plc	30,150	$ 282,719
Hana Financial Group, Inc.	4,710	$ 136,302	GlaxoSmithKline plc	18,590	384,421
Hyundai Motor Co.	4,200	357,585	HSBC Holdings plc
KB Financial Group, Inc.(1)	7,050	351,651	(Hong Kong)	36,400	425,995
Samsung Electronics Co. Ltd.	790	489,164	Kingfisher plc	145,040	565,972
SK Telecom Co. Ltd. ADR	6,710	111,185	National Grid plc	14,452	157,034
		1,445,887	Pearson plc	16,290	222,161
SPAIN — 6.9%			Rentokil Initial plc(1)	56,500	93,599
Banco Santander SA	8,470	145,114	Rolls-Royce Group plc(1)	40,420	315,518
Iberdrola SA	28,170	267,327	Rolls-Royce Group plc
			C Shares(1)	2,425,200	3,990
Repsol YPF SA	17,380	477,574
Telefonica SA ADR	13,460	1,166,040	Unilever plc	7,335	215,272
		2,056,055	Vodafone Group plc	386,223	871,100
SWEDEN — 0.1%					5,290,111
Loomis AB B Shares	1,514	16,505	TOTAL COMMON STOCKS & RIGHTS
			(Cost $23,319,864)		27,892,360
Niscayah Group AB B Shares	7,540	17,953
		34,458	Temporary Cash Investments — 5.3%
SWITZERLAND — 8.7%			JPMorgan U.S. Treasury
ACE Ltd.(1)	11,760	572,829	Plus Money Market Fund
			Agency Shares	61,072	61,072
Lonza Group AG	2,680	207,447	Repurchase Agreement, Bank of America
Nestle SA	8,240	389,502	Securities, LLC, (collateralized by
Novartis AG	8,620	478,436	various U.S. Treasury obligations,
Roche Holding AG	3,770	616,667	4.125%-4.50%, 5/15/15-11/15/15,
			valued at $1,429,207), in a joint
Swiss Reinsurance Co. Ltd.	6,757	321,352	trading account at 0.12%, dated
		2,586,233	11/30/09, due 12/1/09
TAIWAN (REPUBLIC OF CHINA) — 1.8%			(Delivery value $1,400,005)		1,400,000
Compal Electronics, Inc.	125,214	166,153	Repurchase Agreement, Goldman Sachs
			Group, Inc., (collateralized by various
Lite-On Technology Corp.	61,783	82,751	U.S. Treasury obligations, 5.25%,
Taiwan Semiconductor			2/15/29, valued at $101,969), in a
Manufacturing Co. Ltd.	150,749	286,235	joint trading account at 0.10%,
		535,139	dated 11/30/09, due 12/1/09
TURKEY — 1.1%			(Delivery value $100,000)		100,000
Turkcell Iletisim			TOTAL TEMPORARY CASH
Hizmet AS ADR	21,790	334,694	INVESTMENTS
UNITED KINGDOM — 17.7%			(Cost $1,561,072)		1,561,072
			TOTAL INVESTMENT
Aviva plc	69,640	424,348	SECURITIES — 98.8%
BAE Systems plc	37,660	203,272	(Cost $24,880,936)		29,453,432
BP plc	53,240	503,264	OTHER ASSETS
British Airways plc(1)	110,840	356,115	AND LIABILITIES — 1.2%		366,893
British Sky			TOTAL NET ASSETS — 100.0%		$29,820,325
Broadcasting Group plc	30,460	265,331

International Value

Market Sector Diversification		Notes to Schedule of Investments
(as a % of net assets)		ADR = American Depositary Receipt
Telecommunication Services	16.8%	CVA = Certificaten Van Aandelen
Financials	15.8%	(1) Non-income producing.
Consumer Discretionary	11.3%
Energy	10.2%	Geographic classifications and market sector diversification are unaudited.
Health Care	10.0%
Industrials	9.9%
Information Technology	7.9%
Utilities	6.5%	See Notes to Financial Statements.
Materials	3.1%
Consumer Staples	2.0%
Cash and Equivalents*	6.5%
*Includes temporary cash investments and other assets and liabilities.

Statement of Assets and Liabilities

NOVEMBER 30, 2009
	International	Global	Emerging	International
	Growth	Growth	Markets	Value
Assets
Investment securities, at value
(cost of $1,165,671,565,
$345,569,572, $436,651,506,
and $24,880,936, respectively)	$1,532,256,586	$430,420,978	$625,365,575	$29,453,432
Cash	—	—	—	13,134
Foreign currency holdings, at value
(cost of $126,933, $11,874, $93,392,
and $137,537, respectively)	126,932	12,048	93,477	145,540
Receivable for investments sold	14,299,620	520,642	—	—
Receivable for capital shares sold	955,283	142,494	540,074	149,436
Dividends and interest receivable	3,758,289	663,907	558,802	144,183
Other assets	207,486	—	252,344	—
	1,551,604,196	431,760,069	626,810,272	29,905,725

Liabilities
Disbursements in excess
of demand deposit cash	48,101	7,365	—	—
Payable for investments purchased	14,575,300	165,066	—	40,053
Payable for capital shares redeemed	955,496	187,595	640,452	8,241
Accrued management fees	1,693,274	407,093	876,980	31,259
Distribution fees payable	2,814	2,454	3,416	1,461
Service fees (and distribution fees —
A Class and R Class) payable	40,010	8,142	6,133	4,386
Accrued foreign taxes	—	70,367	858,586	—
	17,314,995	848,082	2,385,567	85,400

Net Assets	$1,534,289,201	$430,911,987	$624,424,705	$29,820,325

See Notes to Financial Statements.

NOVEMBER 30, 2009
	International	Global	Emerging	International
	Growth	Growth	Markets	Value
Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,604,706,027	$ 464,293,610	$ 712,226,654	$32,997,060
Undistributed net investment income	21,121,448	2,557,741	—	1,051,953
Accumulated net realized loss
on investment and foreign
currency transactions	(458,336,972)	(120,735,324)	(275,657,627)	(8,817,409)
Net unrealized appreciation on
investments and translation of assets
and liabilities in foreign currencies	366,798,698	84,795,960	187,855,678	4,588,721
	$1,534,289,201	$ 430,911,987	$ 624,424,705	$29,820,325

Investor Class, $0.01 Par Value
Net assets	$1,279,615,471	$346,589,512	$567,248,390	$7,062,488
Shares outstanding	131,222,986	44,407,113	77,891,439	964,057
Net asset value per share	$9.75	$7.80	$7.28	$7.33

Institutional Class, $0.01 Par Value
Net assets	$66,919,885	$44,751,924	$27,787,144	$1,626,631
Shares outstanding	6,844,953	5,665,688	3,740,136	221,721
Net asset value per share	$9.78	$7.90	$7.43	$7.34

A Class, $0.01 Par Value
Net assets	$177,803,964	$34,743,710	$23,259,930	$18,643,855
Shares outstanding	18,290,376	4,529,412	3,274,792	2,542,245
Net asset value per share	$9.72	$7.67	$7.10	$7.33
Maximum offering price
(net asset value divided by 0.9425)	$10.31	$8.14	$7.53	$7.78

B Class, $0.01 Par Value
Net assets	$1,462,502	$850,268	$241,319	$1,495,363
Shares outstanding	152,377	113,152	33,262	210,347
Net asset value per share	$9.60	$7.51	$7.26	$7.11

C Class, $0.01 Par Value
Net assets	$3,051,404	$3,534,911	$5,371,785	$868,956
Shares outstanding	319,906	486,403	779,765	119,859
Net asset value per share	$9.54	$7.27	$6.89	$7.25

R Class, $0.01 Par Value
Net assets	$5,435,975	$441,662	$516,137	$123,032
Shares outstanding	559,072	57,554	70,906	16,889
Net asset value per share	$9.72	$7.67	$7.28	$7.28

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED NOVEMBER 30, 2009
	International	Global	Emerging	International
	Growth	Growth	Markets	Value
Investment Income (Loss)
Income:
Dividends (net of foreign taxes
withheld of $2,834,883, $322,158,
$838,141, and $108,835, respectively)	$ 33,018,301	$ 6,561,380	$ 8,906,041	$ 1,280,370
Interest	4,111	3,073	3,814	2,177
Securities lending, net	355,122	26,709	—	—
	33,377,534	6,591,162	8,909,855	1,282,547

Expenses:
Management fees	17,836,177	4,291,269	8,260,830	428,560
Distribution fees:
B Class	9,226	3,669	1,149	10,234
C Class	21,281	18,203	29,467	4,055
Service fees:
B Class	3,075	1,223	383	3,411
C Class	7,094	6,068	9,823	1,352
Distribution and service fees:
A Class	387,654	68,245	48,820	39,431
R Class	20,301	1,447	1,668	505
Directors’ fees and expenses	53,929	14,411	17,885	2,001
Other expenses	19,010	292	6,103	189
	18,357,747	4,404,827	8,376,128	489,738

Net investment income (loss)	15,019,787	2,186,335	533,727	792,809

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax
expenses paid (refunded) of $(645),
$—, $(10,541), and $—, respectively)	(152,578,690)	(54,313,150)	(53,940,252)	(7,458,196)
Foreign currency transactions	(19,433,324)	(7,100,962)	(28,228,788)	770,168
	(172,012,014)	(61,414,112)	(82,169,040)	(6,688,028)

Change in net unrealized
appreciation (depreciation) on:
Investments (net of deferred foreign
taxes of $—, $70,367, $858,586,
and $—, respectively)	427,584,812	134,534,540	279,933,368	12,230,092
Translation of assets and liabilities
in foreign currencies	166,077,526	29,800,162	67,391,082	3,288,491
	593,662,338	164,334,702	347,324,450	15,518,583

Net realized and unrealized gain (loss)	421,650,324	102,920,590	265,155,410	8,830,555

Net Increase (Decrease) in Net Assets
Resulting from Operations	$ 436,670,111	$105,106,925	$265,689,137	$ 9,623,364

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2009 AND NOVEMBER 30, 2008
	International Growth		Global Growth
Increase (Decrease) in Net Assets	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 15,019,787	$ 24,042,865	$ 2,186,335	$ 1,854,490
Net realized gain (loss)	(172,012,014)	(277,888,882)	(61,414,112)	(59,581,994)
Change in net unrealized
appreciation (depreciation)	593,662,338	(941,342,544)	164,334,702	(199,271,317)
Net increase (decrease) in net assets
resulting from operations	436,670,111	(1,195,188,561)	105,106,925	(256,998,821)

Distributions to Shareholders
From net investment income:
Investor Class	(18,150,440)	(16,396,751)	(63,581)	—
Institutional Class	(723,098)	(741,676)	(59,013)	—
A Class	(2,178,683)	(1,249,007)	—	—
B Class	(9,776)	—	—	—
C Class	(24,583)	—	—	—
R Class	(35,665)	(7,882)	—	—
From net realized gains:
Investor Class	—	(119,741,515)	—	(79,511,253)
Institutional Class	—	(4,054,455)	—	(2,837,675)
A Class	—	(14,778,847)	—	(3,126,404)
B Class	—	(175,930)	—	(115,751)
C Class	—	(399,617)	—	(473,318)
R Class	—	(233,277)	—	(56,481)
Decrease in net assets from distributions	(21,122,245)	(157,778,957)	(122,594)	(86,120,882)

Capital Share Transactions
Net increase (decrease) in net assets
from capital share transactions	(85,157,099)	(81,116,944)(1)	(2,669,083)	151,986,102(1)

Redemption Fees
Increase in net assets from redemption fees	39,738	—(1)	12,362	—(1)

Net increase (decrease) in net assets	330,430,505	(1,434,084,462)	102,327,610	(191,133,601)

Net Assets
Beginning of period	1,203,858,696	2,637,943,158	328,584,377	519,717,978
End of period	$1,534,289,201	$ 1,203,858,696	$430,911,987	$ 328,584,377

Undistributed net investment income	$21,121,448	$20,902,820	$2,557,741	$112,816
(1) Capital share transactions for the year ended November 30, 2008 were net of redemption fees (Note 4).

See Notes to Financial Statements.

YEARS ENDED NOVEMBER 30, 2009 AND NOVEMBER 30, 2008
	Emerging Markets		International Value
Increase (Decrease) in Net Assets	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 533,727	$ 9,207,119	$ 792,809	$ 1,474,818
Net realized gain (loss)	(82,169,040)	(194,735,483)	(6,688,028)	(1,349,802)
Change in net unrealized
appreciation (depreciation)	347,324,450	(497,505,878)	15,518,583	(38,801,444)
Net increase (decrease) in net assets
resulting from operations	265,689,137	(683,034,242)	9,623,364	(38,676,428)

Distributions to Shareholders
From net investment income:
Investor Class	(1,926,383)	(8,696,244)	(55,648)	(67,236)
Institutional Class	(220,437)	(738,636)	(609,469)	(1,019,740)
A Class	(68,022)	(227,182)	(312,916)	(452,102)
B Class	—	—	(20,569)	(44,990)
C Class	—	—	(4,827)	(2,646)
R Class	(418)	(93)	(1,437)	(3,223)
From net realized gains:
Investor Class	—	(112,116,560)	—	(243,350)
Institutional Class	—	(7,840,573)	—	(3,150,452)
A Class	—	(4,290,167)	—	(1,754,896)
B Class	—	(18,131)	—	(284,309)
C Class	—	(1,035,923)	—	(20,803)
R Class	—	(3,805)	—	(14,258)
Decrease in net assets from distributions	(2,215,260)	(134,967,314)	(1,004,866)	(7,058,005)

Capital Share Transactions
Net increase (decrease) in net assets
from capital share transactions	(3,779,410)	(8,499,246)(1)	(22,114,533)	11,701,641(1)

Redemption Fees
Increase in net assets from redemption fees	222,324	—(1)	2,341	—(1)

Net increase (decrease) in net assets	259,916,791	(826,500,802)	(13,493,694)	(34,032,792)

Net Assets
Beginning of period	364,507,914	1,191,008,716	43,314,019	77,346,811
End of period	$624,424,705	$ 364,507,914	$ 29,820,325	$ 43,314,019

Undistributed net investment income	—	$2,112,146	$1,051,953	$828,692
(1) Capital share transactions for the year ended November 30, 2008 were net of redemption fees (Note 4).

See Notes to Financial Statements.

Notes to Financial Statements

NOVEMBER 30, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. International Growth Fund (International Growth), Global Growth Fund (Global Growth), Emerging Markets Fund (Emerging Markets) and International Value Fund (International Value) (collectively, the funds) are four funds in a series issued by the corporation. The funds are diversified under the 1940 Act. International Growth’s, Global Growth’s and Emerging Markets’ investment objective is to seek capital growth. International Value’s investment objective is to seek long-term capital growth. International Growth pursues its objective by investing primarily in equity securities of foreign companies in at least three developed countries (excluding the United States). Global Growth pursues its objective by investing primarily in equity securities of issuers in the United States and other developed countries. Emerging Markets invests at least 80% of its assets in securities of issuers in emerging market countries. International Value pursues its objective by investing primarily in equity securities of foreign companies. International Value may also invest a portion of its assets in U.S. companies. The following is a summary of the funds’ significant accounting policies.

Multiple Class — International Growth is authorized to issue the Investor Class, the Institutional Class, the A Class (formerly Advisor Class) (see Note 10), the B Class, the C Class and the R Class. Global Growth, Emerging Markets and International Value are authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The funds record the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities on Loan — International Growth, Global Growth and Emerging Markets may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the Statement of Operations. International Growth, Global Growth and Emerging Markets continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

Exchange Traded Funds — The funds may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on foreign currency transactions and net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2006. Additionally, non-U.S. tax returns filed by the funds due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption — International Growth, Global Growth and International Value may impose a 2.00% redemption fee on shares held less than 60 days. Emerging Markets may impose a 2.00% redemption fee on shares held less than 180 days. The fee may not be applicable to all classes. The redemption fee is retained by a fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since November 30, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through January 27, 2010, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with American Century Global Investment Management, Inc. (ACGIM) (the investment advisor), under which ACGIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the funds, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACGIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets).The strategy assets of International Growth includes the assets of NT International Growth Fund, one fund in a series issued by the corporation. The annual management fee schedule for International Growth ranges from 1.10% to 1.50% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule for Global Growth ranges from 1.05% to 1.30% for the Investor Class, A Class, B Class, C Class and R Class. The strategy assets of Emerging Markets includes the assets of NT Emerging Markets Fund, one fund in a series issued by the corporation. The annual management fee schedule for Emerging Markets ranges from 1.25% to 1.85% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule for International Value ranges from 1.10% to 1.30% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class of each fund is 0.20% less at each point within the range.

The effective annual management fee for each class of each fund for the year ended November 30, 2009 was as follows:

	Investor, A, B, C & R	Institutional
International Growth	1.38%	1.18%
Global Growth	1.22%	1.02%
Emerging Markets	1.77%	1.57%
International Value	1.30%	1.10%

ACGIM has entered into a Subadvisory Agreement with ACIM (the subadvisor) on behalf of the funds. The subadvisor makes investment decisions for the cash portion of the funds in accordance with their investment objectives, policies and restrictions under the supervision of ACGIM and the Board of Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of the funds.

ACGIM has entered into a Subadvisory Agreement with Templeton Investment Counsel, LLC (Templeton) on behalf of International Value. Templeton makes investment decisions for International Value in accordance with its investment objectives, policies, and restrictions under the supervision of ACGIM and the Board of Directors. ACGIM pays all costs associated with retaining Templeton as the subadvisor of International Value. Templeton has entered into a Subadvisory Agreement with Franklin Templeton Investments (Asia) Limited on behalf of International Value.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2009, are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The funds may invest in mutual funds, exchange traded funds, and business development companies (the acquired funds). Each fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/ or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACGIM, the corporation’s subadvisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The funds have a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the funds. International Growth, Global Growth, and Emerging Markets have a securities lending agreement with JPMCB. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Investment transactions, excluding short-term investments, for the year ended November 30, 2009, were as follows:

	International Growth	Global Growth	Emerging Markets	International Value
Purchases	$1,958,471,230	$367,391,945	$583,645,436	$5,174,655
Sales	$2,045,187,691	$367,369,214	$595,045,333	$25,590,533

4. Capital Share Transactions

Transactions in shares of the funds were as follows:
	Year ended November 30, 2009		Year ended November 30, 2008
	Shares	Amount	Shares	Amount
International Growth
Investor Class/Shares Authorized	1,000,000,000		1,000,000,000
Sold	12,516,913	$ 96,703,854	16,346,524	$ 188,343,865
Issued in reinvestment of distributions	2,043,214	15,589,724	9,115,075	121,417,039
Redeemed	(25,833,107)	(196,779,172)	(35,401,123)	(406,466,004)(1)
	(11,272,980)	(84,485,594)	(9,939,524)	(96,705,100)
Institutional Class/Shares Authorized	150,000,000		150,000,000
Sold	3,533,605	25,915,890	2,270,167	28,658,822
Issued in reinvestment of distributions	88,473	675,052	336,456	4,483,545
Redeemed	(1,961,908)	(14,985,413)	(2,816,175)	(33,255,557)(2)
	1,660,170	11,605,529	(209,552)	(113,190)
A Class/Shares Authorized	125,000,000		125,000,000
Sold	5,639,882	42,702,246	7,835,854	89,842,720
Issued in connection with reclassification
(Note 10)	—	—	2,300,787	34,138,899
Issued in reinvestment of distributions	210,171	1,601,500	994,597	13,237,814
Redeemed	(7,312,770)	(56,894,013)	(7,677,721)	(88,327,633)
	(1,462,717)	(12,590,267)	3,453,517	48,891,800
A Class (old)/Shares Authorized	N/A		N/A
Redeemed in connection with
reclassification (Note 10)			(2,300,787)	(34,138,899)
B Class/Shares Authorized	10,000,000		10,000,000
Sold	18,871	154,787	18,577	222,018
Issued in reinvestment of distributions	971	7,361	8,548	113,065
Redeemed	(39,492)	(266,327)	(81,292)	(889,519)
	(19,650)	(104,179)	(54,167)	(554,436)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	36,318	302,120	90,230	1,157,701
Issued in reinvestment of distributions	2,254	16,969	21,431	281,955
Redeemed	(177,382)	(1,285,116)	(154,191)	(1,633,948)
	(138,810)	(966,027)	(42,530)	(194,292)
R Class/Shares Authorized	5,000,000		5,000,000
Sold	318,322	2,509,562	252,014	3,075,164
Issued in reinvestment of distributions	4,389	33,532	16,313	217,298
Redeemed	(146,076)	(1,159,655)	(158,761)	(1,595,289)(3)
	176,635	1,383,439	109,566	1,697,173
Net increase (decrease)	(11,057,352)	$ (85,157,099)	(8,983,477)	$ (81,116,944)
(1) Net of redemption fees of $133,577.
(2) Net of redemption fees of $4,072.
(3) Net of redemption fees of $36.

	Year ended November 30, 2009		Year ended November 30, 2008
	Shares	Amount	Shares	Amount
Global Growth
Investor Class/Shares Authorized	200,000,000		150,000,000
Sold	5,400,539	$ 34,671,769	12,903,489	$ 117,137,528
Issued in reinvestment of distributions	10,253	52,087	7,562,700	77,627,909
Redeemed	(7,583,471)	(47,853,604)	(11,832,280)	(100,451,544)(1)
	(2,172,679)	(13,129,748)	8,633,909	94,313,893
Institutional Class/Shares Authorized	35,000,000		35,000,000
Sold	1,749,631	10,833,115	6,292,500	53,627,417
Issued in reinvestment of distributions	11,450	58,854	274,954	2,837,675
Redeemed	(868,863)	(5,358,928)	(3,067,976)	(22,933,004)(2)
	892,218	5,533,041	3,499,478	33,532,088
A Class/Shares Authorized	35,000,000		15,000,000
Sold	2,253,267	13,745,515	3,419,298	29,258,859
Issued in reinvestment of distributions	—	—	295,381	2,989,742
Redeemed	(1,589,618)	(9,705,190)	(1,314,317)	(10,733,547)
	663,649	4,040,325	2,400,362	21,515,054
B Class/Shares Authorized	10,000,000		10,000,000
Sold	59,034	406,476	42,324	388,905
Issued in reinvestment of distributions	—	—	10,224	102,885
Redeemed	(20,190)	(111,170)	(29,348)	(240,661)
	38,844	295,306	23,200	251,129
C Class/Shares Authorized	10,000,000		10,000,000
Sold	185,636	1,218,550	296,297	2,601,972
Issued in reinvestment of distributions	—	—	30,561	297,645
Redeemed	(129,006)	(729,428)	(112,889)	(819,667)
	56,630	489,122	213,969	2,079,950
R Class/Shares Authorized	5,000,000		5,000,000
Sold	26,932	176,194	26,269	272,639
Issued in reinvestment of distributions	—	—	5,543	56,481
Redeemed	(12,873)	(73,323)	(4,313)	(35,132)(3)
	14,059	102,871	27,499	293,988
Net increase (decrease)	(507,279)	$ (2,669,083)	14,798,417	$ 151,986,102
(1) Net of redemption fees of $38,958.
(2) Net of redemption fees of $10,749.
(3) Net of redemption fees of $14.

	Year ended November 30, 2009		Year ended November 30, 2008
	Shares	Amount	Shares	Amount
Emerging Markets
Investor Class/Shares Authorized	235,000,000		235,000,000
Sold	19,353,332	$109,588,071	20,955,762	$ 186,101,096
Issued in reinvestment of distributions	411,216	1,603,788	10,190,892	109,760,155
Redeemed	(17,730,654)	(92,632,289)	(39,623,083)	(329,408,602)(1)
	2,033,894	18,559,570	(8,476,429)	(33,547,351)
Institutional Class/Shares Authorized	40,000,000		40,000,000
Sold	1,317,412	7,262,735	1,154,823	11,251,167
Issued in reinvestment of distributions	55,526	220,437	783,601	8,579,209
Redeemed	(4,026,999)	(25,605,195)	(1,342,517)	(10,979,038)(2)
	(2,654,061)	(18,122,023)	595,907	8,851,338
A Class/Shares Authorized	40,000,000		40,000,000
Sold	1,737,602	8,969,379	3,262,064	29,194,767
Issued in reinvestment of distributions	17,381	66,223	423,941	4,440,300
Redeemed	(2,684,625)	(13,476,300)	(2,449,683)	(19,187,483)(3)
	(929,642)	(4,440,698)	1,236,322	14,447,584
B Class/Shares Authorized	10,000,000		10,000,000
Sold	20,988	121,866	29,032	308,820
Issued in reinvestment of distributions	—	—	1,335	14,264
Redeemed	(14,744)	(73,057)	(7,598)	(83,381)
	6,244	48,809	22,769	239,703
C Class/Shares Authorized	5,000,000		5,000,000
Sold	260,381	1,420,013	487,010	4,542,960
Issued in reinvestment of distributions	—	—	96,421	990,913
Redeemed	(292,711)	(1,421,591)	(523,164)	(4,321,726)
	(32,330)	(1,578)	60,267	1,212,147
R Class/Shares Authorized	10,000,000		10,000,000
Sold	59,323	312,438	41,643	357,176
Issued in reinvestment of distributions	107	418	369	3,898
Redeemed	(22,963)	(136,346)	(9,693)	(63,741)(4)
	36,467	176,510	32,319	297,333
Net increase (decrease)	(1,539,428)	$ (3,779,410)	(6,528,845)	$ (8,499,246)
(1) Net of redemption fees of $790,067.
(2) Net of redemption fees of $30,813.
(3) Net of redemption fees of $1,714.
(4) Net of redemption fees of $13.

	Year ended November 30, 2009		Year ended November 30, 2008
	Shares	Amount	Shares	Amount
International Value
Investor Class/Shares Authorized	55,000,000		55,000,000
Sold	673,027	$ 4,620,879	336,549	$ 2,927,576
Issued in reinvestment of distributions	9,439	54,649	30,784	306,033
Redeemed	(177,325)	(1,061,257)	(173,561)	(1,437,908)(1)
	505,141	3,614,271	193,772	1,795,701
Institutional Class/Shares Authorized	55,000,000		55,000,000
Sold	110,391	687,461	60,908	582,254
Issued in reinvestment of distributions	105,262	609,469	417,025	4,170,192
Redeemed	(4,343,332)	(26,020,480)	(64,385)	(530,218)(2)
	(4,127,679)	(24,723,550)	413,548	4,222,228
A Class/Shares Authorized	55,000,000		55,000,000
Sold	573,706	3,482,243	1,272,162	11,190,952
Issued in reinvestment of distributions	52,914	307,968	217,383	2,174,640
Redeemed	(823,600)	(4,757,711)	(888,351)	(7,481,603)(3)
	(196,980)	(967,500)	601,194	5,883,989
B Class/Shares Authorized	5,000,000		5,000,000
Sold	22,588	137,394	21,765	194,567
Issued in reinvestment of distributions	3,600	20,448	33,502	327,311
Redeemed	(102,821)	(558,503)	(131,957)	(1,128,036)
	(76,633)	(400,661)	(76,690)	(606,158)
C Class/Shares Authorized	50,000,000		50,000,000
Sold	73,369	441,842	60,519	534,931
Issued in reinvestment of distributions	808	4,679	2,136	20,888
Redeemed	(16,397)	(95,563)	(20,080)	(138,670)
	57,780	350,958	42,575	417,149
R Class/Shares Authorized	5,000,000		5,000,000
Sold	5,090	29,371	11,311	96,932
Issued in reinvestment of distributions	248	1,437	1,753	17,481
Redeemed	(2,852)	(18,859)	(16,329)	(125,681)(4)
	2,486	11,949	(3,265)	(11,268)
Net increase (decrease)	(3,835,885)	$(22,114,533)	1,171,134	$11,701,641
(1) Net of redemption fees of $1,002.
(2) Net of redemption fees of $129.
(3) Net of redemption fees of $18.
(4) Net of redemption fees of $35.

5. Fair Value Measurements

The funds’ securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds’ securities as of November 30, 2009:

	Level 1	Level 2	Level 3

International Growth
Investment Securities
Foreign Common Stocks	$98,339,406	$1,431,395,535	—
Temporary Cash Investments	21,645	2,500,000	—
Total Value of Investment Securities	$98,361,051	$1,433,895,535	—

Global Growth
Investment Securities
Domestic Common Stocks	$223,340,020	—	—
Foreign Common Stocks	24,095,925	$179,373,239	—
Temporary Cash Investments	11,794	3,600,000	—
Total Value of Investment Securities	$247,447,739	$182,973,239	—

Emerging Markets
Investment Securities
Foreign Common Stocks	$97,633,777	$514,309,903	—
Temporary Cash Investments	21,895	13,400,000	—
Total Value of Investment Securities	$97,655,672	$527,709,903	—

International Value
Investment Securities
Foreign Common Stocks & Rights	$3,918,045	$23,974,315	—
Temporary Cash Investments	61,072	1,500,000	—
Total Value of Investment Securities	$3,979,117	$25,474,315	—

6. Bank Line of Credit

The funds, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the funds to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the year ended November 30, 2009.

7. Interfund Lending

The funds, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended November 30, 2009, the funds did not utilize the program.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

On December 15, 2009, International Growth, Global Growth and International Value declared and paid the following per-share distributions from net investment income to shareholders of record on December 14, 2009:

	Investor	Institutional	A	B	C	R
International Growth	$0.0807	$0.1006	$0.0559	—	—	$0.0310
Global Growth	$0.0305	$0.0464	$0.0108	—	—	—
International Value	$0.1471	$0.1620	$0.1286	$0.0730	$0.0730	$0.1101

The tax character of distributions paid during the years ended November 30, 2009 and November 30, 2008 were as follows:

	International Growth		Global Growth
	2009	2008	2009	2008
Distributions Paid From
Ordinary income	$21,122,245	$18,406,727	$122,594	$25,787,587
Long-term capital gains	—	$139,372,230	—	$60,333,295

	Emerging Markets		International Value
	2009	2008	2009	2008
Distributions Paid From
Ordinary income	$2,215,260	$64,849,516	$1,004,866	$2,515,592
Long-term capital gains	—	$70,117,798	—	$4,542,413

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2009, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	International Growth	Global Growth	Emerging Markets	International Value
Federal tax cost of investments	$1,221,552,680	$349,795,288	$443,585,949	$25,144,061
Gross tax appreciation
of investments	$316,900,275	$84,529,610	$188,689,274	$6,564,779
Gross tax depreciation
of investments	(6,196,369)	(3,903,920)	(6,909,648)	(2,255,408)
Net tax appreciation
(depreciation) of investments	$310,703,906	$80,625,690	$181,779,626	$4,309,371
Net tax appreciation (depreciation)
on translation of assets and
liabilities in foreign currencies	$206,454	$(55,446)	$(858,391)	$16,225
Net tax appreciation (depreciation)	$310,910,360	$80,570,244	$180,921,235	$4,325,596
Undistributed ordinary income	$23,122,855	$3,141,144	—	$1,051,953
Accumulated capital losses	$(404,439,509)	$(116,425,124)	$(267,941,226)	$(8,554,284)
Capital loss deferrals	—	$(667,887)	$(781,958)	—
Currency loss deferrals	$(10,532)	—	—	—

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and on investments in passive foreign investment companies.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

	2016	2017
International Growth	$(131,447,878)	$(272,991,631)
Global Growth	$(40,260,034)	$(76,165,090)
Emerging Markets	$(150,745,366)	$(117,195,860)
International Value	$(1,370,503)	$(7,183,781)

The capital and currency loss deferrals listed above represent net capital and foreign currency losses incurred in the one-month period ended November 30, 2009. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

10. Corporate Event

On September 25, 2007, the A Class (old) shareholders of International Growth approved a reclassification of A Class (old) shares into Advisor Class shares. The change was approved by the Board of Directors on November 29, 2006 and March 7, 2007. The reclassification was effective on December 3, 2007. Subsequent to the reclassification, the Advisor Class was renamed A Class.

11. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the funds. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

12. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2009.

For corporate taxpayers, the funds hereby designate the following ordinary income distributions, or up to the maximum amount allowable, as qualified for the corporate dividends received deduction for the fiscal year ended November 30, 2009.

International Growth	Global Growth	Emerging Markets	International Value
—	$122,594	—	$20,940

For the fiscal year ended November 30, 2009, the funds intend to pass through to shareholders the following as a foreign tax credit, or up to the maximum amount allowable, which represents taxes paid on the following income derived from sources within foreign countries or possessions of the United States.

	International Growth	Global Growth	Emerging Markets	International Value
Foreign source income	$35,301,107	—	$9,624,101	$1,389,205
Foreign tax expense	$2,882,316	—	$837,674	$112,761

Financial Highlights

International Growth

Investor Class
For a Share Outstanding Throughout the Years Ended November 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$7.15	$14.87	$12.17	$9.75	$8.79
Income From Investment Operations
Net Investment Income (Loss)(1)	0.09	0.14	0.13	0.06	0.11
Net Realized and Unrealized Gain (Loss)	2.64	(6.96)	2.66	2.54	0.94
Total From Investment Operations	2.73	(6.82)	2.79	2.60	1.05
Distributions
From Net Investment Income	(0.13)	(0.11)	(0.09)	(0.18)	(0.09)
From Net Realized Gains	—	(0.79)	—	—	—
Total Distributions	(0.13)	(0.90)	(0.09)	(0.18)	(0.09)
Net Asset Value, End of Period	$9.75	$7.15	$14.87	$12.17	$9.75

Total Return(2)	38.66%	(48.67)%	23.09%	27.03%	12.09%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.38%	1.31%	1.27%	1.26%	1.23%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.18%	1.18%	0.94%	0.52%	1.22%
Portfolio Turnover Rate	151%	144%	133%	95%	89%
Net Assets, End of Period (in thousands)	$1,279,615	$1,018,753	$2,267,093	$2,352,967	$2,249,430
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

International Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$7.17	$14.91	$12.20	$9.78	$8.82
Income From Investment Operations
Net Investment Income (Loss)(1)	0.11	0.15	0.17	0.07	0.13
Net Realized and Unrealized Gain (Loss)	2.64	(6.96)	2.66	2.55	0.94
Total From Investment Operations	2.75	(6.81)	2.83	2.62	1.07
Distributions
From Net Investment Income	(0.14)	(0.14)	(0.12)	(0.20)	(0.11)
From Net Realized Gains	—	(0.79)	—	—	—
Total Distributions	(0.14)	(0.93)	(0.12)	(0.20)	(0.11)
Net Asset Value, End of Period	$9.78	$7.17	$14.91	$12.20	$9.78

Total Return(2)	38.96%	(48.55)%	23.36%	27.19%	12.28%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.18%	1.11%	1.07%	1.06%	1.03%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.38%	1.38%	1.14%	0.72%	1.42%
Portfolio Turnover Rate	151%	144%	133%	95%	89%
Net Assets, End of Period (in thousands)	$66,920	$37,160	$80,452	$125,814	$247,077
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

International Growth

A Class(1)
For a Share Outstanding Throughout the Years Ended November 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$7.13	$14.82	$12.12	$9.72	$8.76
Income From Investment Operations
Net Investment Income (Loss)(2)	0.07	0.11	0.08	0.03	0.09
Net Realized and Unrealized Gain (Loss)	2.63	(6.94)	2.68	2.52	0.94
Total From Investment Operations	2.70	(6.83)	2.76	2.55	1.03
Distributions
From Net Investment Income	(0.11)	(0.07)	(0.06)	(0.15)	(0.07)
From Net Realized Gains	—	(0.79)	—	—	—
Total Distributions	(0.11)	(0.86)	(0.06)	(0.15)	(0.07)
Net Asset Value, End of Period	$9.72	$7.13	$14.82	$12.12	$9.72

Total Return(3)	38.30%	(48.79)%	22.87%	26.57%	11.85%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.63%	1.56%	1.52%	1.51%	1.48%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.93%	0.93%	0.69%	0.27%	0.97%
Portfolio Turnover Rate	151%	144%	133%	95%	89%
Net Assets, End of Period (in thousands)	$177,804	$140,798	$241,579	$336,497	$259,651
(1)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

International Growth

B Class
For a Share Outstanding Throughout the Years Ended November 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$7.04	$14.68	$12.04	$9.65	$8.70
Income From Investment Operations
Net Investment Income (Loss)(1)	0.01	0.02	—(2)	(0.05)	0.02
Net Realized and Unrealized Gain (Loss)	2.61	(6.87)	2.64	2.52	0.93
Total From Investment Operations	2.62	(6.85)	2.64	2.47	0.95
Distributions
From Net Investment Income	(0.06)	—	—	(0.08)	—(2)
From Net Realized Gains	—	(0.79)	—	—	—
Total Distributions	(0.06)	(0.79)	—	(0.08)	—(2)
Net Asset Value, End of Period	$9.60	$7.04	$14.68	$12.04	$9.65

Total Return(3)	37.36%	(49.18)%	21.93%	25.71%	10.97%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	2.38%	2.31%	2.27%	2.26%	2.23%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.18%	0.18%	(0.06)%	(0.48)%	0.22%
Portfolio Turnover Rate	151%	144%	133%	95%	89%
Net Assets, End of Period (in thousands)	$1,463	$1,211	$3,320	$2,699	$1,676
(1)	Computed using average shares outstanding throughout the period.
(2) Per-share amount was less than $0.005.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

International Growth

C Class
For a Share Outstanding Throughout the Years Ended November 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$7.00	$14.60	$11.97	$9.60	$8.66
Income From Investment Operations
Net Investment Income (Loss)(1)	0.01	0.02	—(2)	(0.05)	0.02
Net Realized and Unrealized Gain (Loss)	2.59	(6.83)	2.63	2.50	0.92
Total From Investment Operations	2.60	(6.81)	2.63	2.45	0.94
Distributions
From Net Investment Income	(0.06)	—	—	(0.08)	—(2)
From Net Realized Gains	—	(0.79)	—	—	—
Total Distributions	(0.06)	(0.79)	—	(0.08)	—(2)
Net Asset Value, End of Period	$9.54	$7.00	$14.60	$11.97	$9.60

Total Return(3)	37.29%	(49.18)%	21.97%	25.64%	10.91%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	2.38%	2.31%	2.27%	2.26%	2.23%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.18%	0.18%	(0.06)%	(0.48)%	0.22%
Portfolio Turnover Rate	151%	144%	133%	95%	89%
Net Assets, End of Period (in thousands)	$3,051	$3,210	$7,318	$6,250	$5,246
(1)	Computed using average shares outstanding throughout the period.
(2) Per-share amount was less than $0.005.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

International Growth

R Class
For a Share Outstanding Throughout the Years Ended November 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$7.13	$14.81	$12.12	$9.71	$8.75
Income From Investment Operations
Net Investment Income (Loss)(1)	0.06	0.09	0.07	0.01	0.07
Net Realized and Unrealized Gain (Loss)	2.62	(6.96)	2.65	2.53	0.94
Total From Investment Operations	2.68	(6.87)	2.72	2.54	1.01
Distributions
From Net Investment Income	(0.09)	(0.02)	(0.03)	(0.13)	(0.05)
From Net Realized Gains	—	(0.79)	—	—	—
Total Distributions	(0.09)	(0.81)	(0.03)	(0.13)	(0.05)
Net Asset Value, End of Period	$9.72	$7.13	$14.81	$12.12	$9.71

Total Return(2)	37.97%	(48.92)%	22.48%	26.39%	11.58%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.88%	1.81%	1.77%	1.76%	1.69%(3)
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.68%	0.68%	0.44%	0.02%	0.76%(3)
Portfolio Turnover Rate	151%	144%	133%	95%	89%
Net Assets, End of Period (in thousands)	$5,436	$2,727	$4,042	$2,106	$1,809
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(3)	During the year ended November 30, 2005, the class received a partial reimbursement of its distribution and service fees. Had fees not been reimbursed, the ratio of operating expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been 1.73% and 0.72%, respectively.

See Notes to Financial Statements.

Global Growth

Investor Class
For a Share Outstanding Throughout the Years Ended November 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$5.90	$12.69	$10.52	$8.88	$7.49
Income From Investment Operations
Net Investment Income (Loss)(1)	0.04	0.04	0.03	—(2)	—(2)
Net Realized and Unrealized Gain (Loss)	1.86	(4.75)	2.41	1.70	1.41
Total From Investment Operations	1.90	(4.71)	2.44	1.70	1.41
Distributions
From Net Investment Income	—(2)	—	(0.05)	(0.06)	(0.02)
From Net Realized Gains	—	(2.08)	(0.22)	—	—
Total Distributions	—(2)	(2.08)	(0.27)	(0.06)	(0.02)
Net Asset Value, End of Period	$7.80	$5.90	$12.69	$10.52	$8.88

Total Return(3)	32.24%	(44.01)%	23.73%	19.30%	18.87%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.22%	1.26%	1.30%	1.31%	1.30%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.62%	0.40%	0.29%	(0.05)%	(0.01)%
Portfolio Turnover Rate	103%	121%	108%	95%	36%
Net Assets, End of Period (in thousands)	$346,590	$274,599	$481,553	$418,185	$378,976
(1)	Computed using average shares outstanding throughout the period.
(2) Per-share amount was less than $0.005.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Global Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$5.97	$12.79	$10.60	$8.95	$7.55
Income From Investment Operations
Net Investment Income (Loss)(1)	0.05	0.07	0.06	0.01	0.01
Net Realized and Unrealized Gain (Loss)	1.89	(4.81)	2.42	1.72	1.43
Total From Investment Operations	1.94	(4.74)	2.48	1.73	1.44
Distributions
From Net Investment Income	(0.01)	—	(0.07)	(0.08)	(0.04)
From Net Realized Gains	—	(2.08)	(0.22)	—	—
Total Distributions	(0.01)	(2.08)	(0.29)	(0.08)	(0.04)
Net Asset Value, End of Period	$7.90	$5.97	$12.79	$10.60	$8.95

Total Return(2)	32.61%	(43.88)%	23.99%	19.50%	19.22%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.02%	1.05%	1.10%	1.11%	1.10%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.82%	0.61%	0.49%	0.15%	0.19%
Portfolio Turnover Rate	103%	121%	108%	95%	36%
Net Assets, End of Period (in thousands)	$44,752	$28,477	$16,298	$8,540	$8,669
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Global Growth

A Class(1)
For a Share Outstanding Throughout the Years Ended November 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$5.81	$12.56	$10.41	$8.79	$7.41
Income From Investment Operations
Net Investment Income (Loss)(2)	0.02	0.01	0.01	(0.03)	(0.02)
Net Realized and Unrealized Gain (Loss)	1.84	(4.68)	2.38	1.69	1.40
Total From Investment Operations	1.86	(4.67)	2.39	1.66	1.38
Distributions
From Net Investment Income	—	—	(0.02)	(0.04)	—
From Net Realized Gains	—	(2.08)	(0.22)	—	—
Total Distributions	—	(2.08)	(0.24)	(0.04)	—
Net Asset Value, End of Period	$7.67	$5.81	$12.56	$10.41	$8.79

Total Return(3)	32.01%	(44.17)%	23.47%	18.97%	18.62%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.47%	1.51%	1.55%	1.56%	1.55%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.37%	0.15%	0.04%	(0.30)%	(0.26)%
Portfolio Turnover Rate	103%	121%	108%	95%	36%
Net Assets, End of Period (in thousands)	$34,744	$22,447	$18,402	$5,571	$3,664
(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Global Growth

B Class
For a Share Outstanding Throughout the Years Ended November 30
	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.73	$12.50	$10.42	$9.02
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.03)	(0.05)	(0.08)	(0.11)
Net Realized and Unrealized Gain (Loss)	1.81	(4.64)	2.38	1.57
Total From Investment Operations	1.78	(4.69)	2.30	1.46
Distributions
From Net Investment Income	—	—	—	(0.06)
From Net Realized Gains	—	(2.08)	(0.22)	—
Total Distributions	—	(2.08)	(0.22)	(0.06)
Net Asset Value, End of Period	$7.51	$5.73	$12.50	$10.42

Total Return(2)	31.06%	(44.62)%	22.51%	16.29%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.22%	2.26%	2.30%	2.31%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.38)%	(0.60)%	(0.71)%	(1.05)%
Portfolio Turnover Rate	103%	121%	108%	95%
Net Assets, End of Period (in thousands)	$850	$426	$639	$352
(1) Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Global Growth

C Class
For a Share Outstanding Throughout the Years Ended November 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$5.54	$12.16	$10.14	$8.59	$7.29
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.02)	(0.05)	(0.07)	(0.10)	(0.08)
Net Realized and Unrealized Gain (Loss)	1.75	(4.49)	2.31	1.65	1.38
Total From Investment Operations	1.73	(4.54)	2.24	1.55	1.30
Distributions
From Net Realized Gains	—	(2.08)	(0.22)	—	—
Net Asset Value, End of Period	$7.27	$5.54	$12.16	$10.14	$8.59

Total Return(2)	31.23%	(44.64)%	22.54%	18.04%	17.83%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	2.22%	2.26%	2.30%	2.31%	2.30%
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.38)%	(0.60)%	(0.71)%	(1.05)%	(1.01)%
Portfolio Turnover Rate	103%	121%	108%	95%	36%
Net Assets, End of Period (in thousands)	$3,535	$2,382	$2,625	$1,050	$454
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Global Growth

R Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009	2008	2007	2006	2005(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.82	$12.62	$10.47	$8.86	$8.37
Income From Investment Operations
Net Investment Income (Loss)(2)	—(3)	(0.01)	0.02	(0.05)	(0.02)
Net Realized and Unrealized Gain (Loss)	1.85	(4.71)	2.35	1.71	0.51
Total From Investment Operations	1.85	(4.72)	2.37	1.66	0.49
Distributions
From Net Investment Income	—	—	—	(0.05)	—
From Net Realized Gains	—	(2.08)	(0.22)	—	—
Total Distributions	—	(2.08)	(0.22)	(0.05)	—
Net Asset Value, End of Period	$7.67	$5.82	$12.62	$10.47	$8.86

Total Return(4)	31.79%	(44.40)%	23.08%	18.79%	5.85%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.72%	1.76%	1.80%	1.81%	1.80%(5)
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.12%	(0.10)%	(0.21)%	(0.55)%	(0.71)%(5)
Portfolio Turnover Rate	103%	121%	108%	95%	36%(6)
Net Assets, End of Period (in thousands)	$442	$253	$202	$32	$26
(1)	July 29, 2005 (commencement of sale) through November 30, 2005.
(2)	Computed using average shares outstanding throughout the period.
(3) Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2005.

See Notes to Financial Statements.

Emerging Markets

Investor Class
For a Share Outstanding Throughout the Years Ended November 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$4.17	$12.69	$10.06	$8.25	$6.28
Income From Investment Operations
Net Investment Income (Loss)(1)	0.01	0.09	0.10	0.11	0.01
Net Realized and Unrealized Gain (Loss)	3.13	(7.21)	4.06	3.11	2.05
Total From Investment Operations	3.14	(7.12)	4.16	3.22	2.06
Distributions
From Net Investment Income	(0.03)	(0.10)	(0.13)	(0.05)	—
From Net Realized Gains	—	(1.31)	(1.42)	(1.37)	(0.09)
Total Distributions	(0.03)	(1.41)	(1.55)	(1.42)	(0.09)
Redemption Fees(1)	—(2)	0.01	0.02	0.01	—(2)
Net Asset Value, End of Period	$7.28	$4.17	$12.69	$10.06	$8.25

Total Return(3)	75.36%	(62.66)%	48.81%	46.10%	33.10%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.78%	1.66%	1.66%	1.80%	1.94%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.11%	1.06%	0.96%	1.31%	0.17%
Portfolio Turnover Rate	126%	121%	85%	115%	153%
Net Assets, End of Period (in thousands)	$567,248	$316,695	$1,070,138	$523,813	$220,720
(1)	Computed using average shares outstanding throughout the period.
(2) Per-share amount was less than $0.005.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Emerging Markets

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$4.26	$12.92	$10.21	$8.36	$6.35
Income From Investment Operations
Net Investment Income (Loss)(1)	0.02	0.12	0.12	0.12	0.03
Net Realized and Unrealized Gain (Loss)	3.18	(7.35)	4.14	3.16	2.07
Total From Investment Operations	3.20	(7.23)	4.26	3.28	2.10
Distributions
From Net Investment Income	(0.03)	(0.13)	(0.15)	(0.07)	—
From Net Realized Gains	—	(1.31)	(1.42)	(1.37)	(0.09)
Total Distributions	(0.03)	(1.44)	(1.57)	(1.44)	(0.09)
Redemption Fees(1)	—(2)	0.01	0.02	0.01	—(2)
Net Asset Value, End of Period	$7.43	$4.26	$12.92	$10.21	$8.36

Total Return(3)	75.92%	(62.63)%	49.21%	46.31%	33.37%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.58%	1.46%	1.46%	1.60%	1.74%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.31%	1.26%	1.16%	1.51%	0.37%
Portfolio Turnover Rate	126%	121%	85%	115%	153%
Net Assets, End of Period (in thousands)	$27,787	$27,235	$74,897	$85,886	$113,765
(1)	Computed using average shares outstanding throughout the period.
(2) Per-share amount was less than $0.005.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Emerging Markets

A Class(1)
For a Share Outstanding Throughout the Years Ended November 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$4.07	$12.40	$9.85	$8.11	$6.19
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.01)	0.07	0.07	0.11	(0.01)
Net Realized and Unrealized Gain (Loss)	3.06	(7.03)	3.99	3.02	2.02
Total From Investment Operations	3.05	(6.96)	4.06	3.13	2.01
Distributions
From Net Investment Income	(0.02)	(0.07)	(0.11)	(0.03)	—
From Net Realized Gains	—	(1.31)	(1.42)	(1.37)	(0.09)
Total Distributions	(0.02)	(1.38)	(1.53)	(1.40)	(0.09)
Redemption Fees(2)	—(3)	0.01	0.02	0.01	—(3)
Net Asset Value, End of Period	$7.10	$4.07	$12.40	$9.85	$8.11

Total Return(4)	75.24%	(62.78)%	48.61%	45.59%	32.77%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	2.03%	1.91%	1.91%	2.05%	2.19%
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.14)%	0.81%	0.71%	1.06%	(0.08)%
Portfolio Turnover Rate	126%	121%	85%	115%	153%
Net Assets, End of Period (in thousands)	$23,260	$17,105	$36,795	$9,905	$1,773
(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	Computed using average shares outstanding throughout the period.
(3) Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Emerging Markets

B Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$4.17	$12.67	$12.15
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.06)	0.02	(0.03)
Net Realized and Unrealized Gain (Loss)	3.15	(7.24)	0.53
Total From Investment Operations	3.09	(7.22)	0.50
Distributions
From Net Realized Gains	—	(1.29)	—
Redemption Fees(2)	—(3)	0.01	0.02
Net Asset Value, End of Period	$7.26	$4.17	$12.67

Total Return(4)	74.10%	(63.09)%	4.28%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.78%	2.67%	2.58%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.89)%	0.05%	(1.30)%(5)
Portfolio Turnover Rate	126%	121%	85%(6)
Net Assets, End of Period (in thousands)	$241	$113	$54
(1) September 28, 2007 (commencement of sale) through November 30, 2007.
(2) Computed using average shares outstanding throughout the period.
(3) Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2007.

See Notes to Financial Statements.

Emerging Markets

C Class
For a Share Outstanding Throughout the Years Ended November 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$3.96	$12.10	$9.64	$7.95	$6.12
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.05)	0.01	(0.01)	0.03	(0.05)
Net Realized and Unrealized Gain (Loss)	2.98	(6.87)	3.90	2.99	1.97
Total From Investment Operations	2.93	(6.86)	3.89	3.02	1.92
Distributions
From Net Investment Income	—	—	(0.03)	—	—
From Net Realized Gains	—	(1.29)	(1.42)	(1.34)	(0.09)
Total Distributions	—	(1.29)	(1.45)	(1.34)	(0.09)
Redemption Fees(1)	—(2)	0.01	0.02	0.01	—(2)
Net Asset Value, End of Period	$6.89	$3.96	$12.10	$9.64	$7.95

Total Return(3)	73.99%	(63.09)%	47.39%	44.59%	31.67%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	2.78%	2.66%	2.66%	2.80%	2.94%
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.89)%	0.06%	(0.04)%	0.31%	(0.83)%
Portfolio Turnover Rate	126%	121%	85%	115%	153%
Net Assets, End of Period (in thousands)	$5,372	$3,217	$9,098	$2,581	$733
(1)	Computed using average shares outstanding throughout the period.
(2) Per-share amount was less than $0.005.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Emerging Markets

R Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$4.17	$12.68	$12.15
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.02)	0.05	(0.01)
Net Realized and Unrealized Gain (Loss)	3.14	(7.22)	0.52
Total From Investment Operations	3.12	(7.17)	0.51
Distributions
From Net Investment Income	(0.01)	(0.04)	—
From Net Realized Gains	—	(1.31)	—
Total Distributions	(0.01)	(1.35)	—
Redemption Fees(2)	—(3)	0.01	0.02
Net Asset Value, End of Period	$7.28	$4.17	$12.68

Total Return(4)	74.94%	(62.92)%	4.36%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.28%	2.19%	2.08%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.39)%	0.53%	(0.68)%(5)
Portfolio Turnover Rate	126%	121%	85%(6)
Net Assets, End of Period (in thousands)	$516	$144	$27
(1) September 28, 2007 (commencement of sale) through November 30, 2007.
(2) Computed using average shares outstanding throughout the period.
(3) Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2007.

See Notes to Financial Statements.

International Value

Investor Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.47	$11.48	$14.36	$12.85
Income From Investment Operations
Net Investment Income (Loss)(2)	0.11	0.19	0.22	0.15
Net Realized and Unrealized Gain (Loss)	1.88	(5.18)	2.09	1.36
Total From Investment Operations	1.99	(4.99)	2.31	1.51
Distributions
From Net Investment Income	(0.13)	(0.24)	(0.47)	—
From Net Realized Gains	—	(0.78)	(4.72)	—
Total Distributions	(0.13)	(1.02)	(5.19)	—
Net Asset Value, End of Period	$7.33	$5.47	$11.48	$14.36

Total Return(3)	36.98%	(47.43)%	23.55%	11.75%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.31%	1.31%	1.30%	1.30%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.34%	2.20%	1.96%	2.77%(4)(5)
Portfolio Turnover Rate	16%	4%	11%	17%
Net Assets, End of Period (in thousands)	$7,062	$2,512	$3,044	$437
(1) April 3, 2006 (commencement of sale) through November 30, 2006.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5)	Due to cyclical dividends and the eight-month period ended November 30, 2006, the annualized ratio of net investment income (loss) to average net assets is higher than expected.

See Notes to Financial Statements.

International Value

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.48	$11.50	$14.38	$12.85
Income From Investment Operations
Net Investment Income (Loss)(2)	0.18	0.21	0.23	0.25
Net Realized and Unrealized Gain (Loss)	1.82	(5.19)	2.10	1.28
Total From Investment Operations	2.00	(4.98)	2.33	1.53
Distributions
From Net Investment Income	(0.14)	(0.26)	(0.49)	—
From Net Realized Gains	—	(0.78)	(4.72)	—
Total Distributions	(0.14)	(1.04)	(5.21)	—
Net Asset Value, End of Period	$7.34	$5.48	$11.50	$14.38

Total Return(3)	37.18%	(47.32)%	23.77%	11.91%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.11%	1.11%	1.10%	1.10%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.54%	2.40%	2.16%	2.97%(4)(5)
Portfolio Turnover Rate	16%	4%	11%	17%
Net Assets, End of Period (in thousands)	$1,627	$23,847	$45,262	$35,574
(1) April 3, 2006 (commencement of sale) through November 30, 2006.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5)	Due to cyclical dividends and the eight-month period ended November 30, 2006, the annualized ratio of net investment income (loss) to average net assets is higher than expected.

See Notes to Financial Statements.

International Value

A Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009	2008	2007	2006(1)	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$5.48	$11.49	$14.35	$12.70	$10.91	$9.64
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.10	0.18	0.20	0.25	0.18	0.13
Net Realized and
Unrealized Gain (Loss)	1.86	(5.20)	2.11	1.40	1.97	1.37
Total From
Investment Operations	1.96	(5.02)	2.31	1.65	2.15	1.50
Distributions
From Net
Investment Income	(0.11)	(0.21)	(0.45)	—	(0.15)	(0.11)
From Net Realized Gains	—	(0.78)	(4.72)	—	(0.21)	(0.12)
Total Distributions	(0.11)	(0.99)	(5.17)	—	(0.36)	(0.23)
Net Asset Value,
End of Period	$7.33	$5.48	$11.49	$14.35	$12.70	$10.91

Total Return(3)	36.40%	(47.53)%	23.44%	12.99%	19.95%	15.58%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.56%	1.51%(4)	1.40%(4)	1.40%(4)(5)	1.35%	1.41%
Ratio of Operating
Expenses to Average
Net Assets (Before
Expense Waiver)	1.56%	1.56%	1.55%	1.55%(5)	1.35%	1.41%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	2.09%	2.00%(4)	1.86%(4)	2.67%(4)(5)(6)	1.52%	1.28%
Ratio of Net Investment
Income (Loss) to Average
Net Assets (Before
Expense Waiver)	2.09%	1.95%	1.71%	2.52%(5)(6)	1.52%	1.28%
Portfolio Turnover Rate	16%	4%	11%	17%	7%	18%
Net Assets, End of Period
(in thousands)	$18,644	$15,015	$24,558	$19,890	$54,617	$203,215
(1)	April 1, 2006 through November 30, 2006. The fund’s fiscal year end was changed from March 31 to November 30, resulting in an eight-month annual reporting period. For the years before November 30, 2006, the fund’s fiscal year end was March 31.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	The distributor voluntarily waived a portion of its distribution and service fees from April 1, 2006 through March 31, 2008.
(5) Annualized.
(6)	Due to cyclical dividends and the eight-month period ended November 30, 2006, the annualized ratio of net investment income (loss) to average net assets is higher than expected.

See Notes to Financial Statements.

International Value

B Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009	2008	2007	2006(1)	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$5.32	$11.16	$14.08	$12.51	$10.75	$9.52
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.05	0.11	0.12	0.17	0.10	0.06
Net Realized and
Unrealized Gain (Loss)	1.81	(5.05)	2.05	1.40	1.93	1.34
Total From
Investment Operations	1.86	(4.94)	2.17	1.57	2.03	1.40
Distributions
From Net
Investment Income	(0.07)	(0.12)	(0.37)	—	(0.06)	(0.05)
From Net Realized Gains	—	(0.78)	(4.72)	—	(0.21)	(0.12)
Total Distributions	(0.07)	(0.90)	(5.09)	—	(0.27)	(0.17)
Net Asset Value,
End of Period	$7.11	$5.32	$11.16	$14.08	$12.51	$10.75

Total Return(3)	35.36%	(47.84)%	22.51%	12.55%	19.07%	14.69%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	2.31%	2.22%(4)	2.09%(4)	2.09%(4)(5)	2.08%	2.09%
Ratio of Operating
Expenses to Average
Net Assets (Before
Expense Waiver)	2.31%	2.31%	2.30%	2.30%(5)	2.08%	2.09%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	1.34%	1.29%(4)	1.17%(4)	1.98%(4)(5)(6)	0.90%	0.61%
Ratio of Net Investment
Income (Loss) to Average
Net Assets (Before
Expense Waiver)	1.34%	1.20%	0.96%	1.77%(5)(6)	0.90%	0.61%
Portfolio Turnover Rate	16%	4%	11%	17%	7%	18%
Net Assets, End of Period
(in thousands)	$1,495	$1,526	$4,059	$4,313	$4,917	$5,165
(1)	April 1, 2006 through November 30, 2006. The fund’s fiscal year end was changed from March 31 to November 30, resulting in an eight-month annual reporting period. For the years before November 30, 2006, the fund’s fiscal year end was March 31.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	The distributor voluntarily waived a portion of its distribution and service fees from April 1, 2006 through March 31, 2008.
(5) Annualized.
(6)	Due to cyclical dividends and the eight-month period ended November 30, 2006, the annualized ratio of net investment income (loss) to average net assets is higher than expected.

See Notes to Financial Statements.

International Value

C Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.42	$11.37	$14.27	$12.85
Income From Investment Operations
Net Investment Income (Loss)(2)	0.05	0.12	0.12	0.14
Net Realized and Unrealized Gain (Loss)	1.85	(5.17)	2.07	1.28
Total From Investment Operations	1.90	(5.05)	2.19	1.42
Distributions
From Net Investment Income	(0.07)	(0.12)	(0.37)	—
From Net Realized Gains	—	(0.78)	(4.72)	—
Total Distributions	(0.07)	(0.90)	(5.09)	—
Net Asset Value, End of Period	$7.25	$5.42	$11.37	$14.27

Total Return(3)	35.44%	(47.93)%	22.28%	11.05%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.31%	2.31%	2.30%	2.30%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.34%	1.20%	0.96%	1.77%(4)(5)
Portfolio Turnover Rate	16%	4%	11%	17%
Net Assets, End of Period (in thousands)	$869	$337	$222	$41
(1) April 3, 2006 (commencement of sale) through November 30, 2006.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5)	Due to cyclical dividends and the eight-month period ended November 30, 2006, the annualized ratio of net investment income (loss) to average net assets is higher than expected.

See Notes to Financial Statements.

International Value

R Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.45	$11.42	$14.31	$12.85
Income From Investment Operations
Net Investment Income (Loss)(2)	0.09	0.13	0.11	0.19
Net Realized and Unrealized Gain (Loss)	1.84	(5.14)	2.14	1.27
Total From Investment Operations	1.93	(5.01)	2.25	1.46
Distributions
From Net Investment Income	(0.10)	(0.18)	(0.42)	—
From Net Realized Gains	—	(0.78)	(4.72)	—
Total Distributions	(0.10)	(0.96)	(5.14)	—
Net Asset Value, End of Period	$7.28	$5.45	$11.42	$14.31

Total Return(3)	35.90%	(47.61)%	22.91%	11.36%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.81%	1.81%	1.80%	1.80%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.84%	1.70%	1.46%	2.27%(4)(5)
Portfolio Turnover Rate	16%	4%	11%	17%
Net Assets, End of Period (in thousands)	$123	$78	$202	$28
(1) April 3, 2006 (commencement of sale) through November 30, 2006.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5)	Due to cyclical dividends and the eight-month period ended November 30, 2006, the annualized ratio of net investment income (loss) to average net assets is higher than expected.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century World Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of International Growth Fund, Global Growth Fund and Emerging Markets Fund, three of the funds constituting American Century World Mutual Funds, Inc. (the “Corporation”), as of November 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Value Fund, one of the funds constituting the Corporation, as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period April 1, 2006 through November 30, 2006. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of International Value Fund for each of the periods ended March 31, 2006 and prior were audited by other auditors whose report, dated May 1, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of International Growth Fund, Global Growth Fund, Emerging Markets Fund and International Value Fund of American Century World Mutual Funds, Inc., as of November 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented (other than as described above in reference to the report of other auditors), in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 27, 2010

Management

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is 72. However, the mandatory retirement age of any director may be extended with the approval of the remaining independent directors. Those listed as interested directors are “interested” primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds’ investment advisor, American Century Global Investment Management, Inc. (ACGIM) or American Century Investment Management, Inc. (ACIM); the funds’ principal underwriter, American Century Investment Services, Inc. (ACIS); and the funds’ transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACGIM, ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 registered investment companies in the American Century Investments family of funds advised by ACGIM or ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

Interested Director
Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Funds: Director (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Director: 103
Other Directorships Held by Director: None

Independent Directors
Thomas A. Brown, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1940
Position(s) Held with Funds: Director (since 1980)
Principal Occupation(s) During Past 5 Years: Managing Member, Associated Investments, LLC
(real estate investment company); Managing Member, Brown Cascade Properties,
LLC (real estate investment company); Retired, Area Vice President, Applied
Industrial Technologies (bearings and power transmission company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

Andrea C. Hall, Ph.D., 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Funds: Director (since 1997)
Principal Occupation(s) During Past 5 Years: Retired, Advisor to the President, Midwest
Research Institute (not-for-profit, contract research organization)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

James A. Olson, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1942
Position(s) Held with Funds: Director (since 2007)
Principal Occupation(s) During Past 5 Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to
September 2006)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Saia, Inc.; Entertainment Properties Trust

Donald H. Pratt, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1937
Position(s) Held with Funds: Director (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Chairman and Chief Executive Officer, Western
Investments, Inc. (real estate company); Retired Chairman of the Board, Butler
Manufacturing Company (metal buildings producer)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

Gale E. Sayers, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1943
Position(s) Held with Funds: Director (since 2000)
Principal Occupation(s) During Past 5 Years: President, Chief Executive Officer and Founder,
Sayers40, Inc. (technology products and services provider)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

M. Jeannine Strandjord, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Funds: Director (since 1994)
Principal Occupation(s) During Past 5 Years: Retired, formerly Senior Vice President, Sprint
Corporation (telecommunications company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: DST Systems, Inc.; Euronet Worldwide, Inc.; Charming
Shoppes, Inc.

John R. Whitten, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1946
Position(s) Held with Funds: Director (since 2008)
Principal Occupation(s) During Past 5 Years: Project Consultant, Celanese Corp. (industrial chemical company) (September 2004 to January 2005)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Rudolph Technologies, Inc.

Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Funds: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Funds: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM and ACS
(August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and
Treasurer and Chief Financial Officer, various American Century Investments funds
(July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Funds: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Funds: Vice President, Treasurer and Chief Financial Officer
(all since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to
present); and Controller, various American Century Investments funds (1997 to September 2006)

David H. Reinmiller, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Funds: Vice President (since September 2000)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (January 1994 to present);
Associate General Counsel, ACC (January 2001 to present); Chief Compliance
Officer, American Century Investments funds, ACIM and ACGIM (January 2001 to
February 2005). Also serves as: Associate General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Vice President, ACIM, ACGIM and ACS

Ward Stauffer, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1960
Position(s) Held with Funds: Secretary (since February 2005)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (June 2003 to present)

The SAI has additional information about the funds’ directors and is available without charge, upon request, by calling 1-800-345-2021.

Approval of Management Agreements

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services (including subadvisory services) are required to be reviewed, evaluated and approved by a majority of a fund’s independent directors or trustees (the “Directors”) each year. At American Century Investments, this process is referred to as the “15(c) Process.” As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor and the subadvisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning International Growth, Global Growth, Emerging Markets and International Value (the “Funds”) and the services provided to the Funds under the management and subadvisory agreements. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Funds;

• the wide range of programs and services the advisor provides to the Funds and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of both the advisor and the subadvisor;

• data comparing the cost of owning the Funds to the cost of owning a similar fund;

• data comparing the Funds’ performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Funds to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other investment management clients of the advisor; and

• consideration of collateral benefits derived by the advisor from the management of the Funds and any potential economies of scale relating thereto.

In keeping with its practice, the Funds’ board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, the 15(c) Providers, and the board’s independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the Funds, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management and subadvisory agreements under the terms ultimately determined by the board to be appropriate, the Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services — Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the Funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• Fund construction and design

• portfolio security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of each Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. They discussed with the advisor the challenges presented by these changes and the impact on the Funds. The directors specifically noted that with respect to the Funds, the advisor had retained subadvisors to provide the day-to-day cash management services and, with respect to International Value, security selection. Under the applicable subadvisory agreement, the subadvisor for International Value is responsible for managing the investment operations and composition of International Value, including the purchase, retention, and disposition of the investments contained in International Value. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the board expects the advisor and subadvisor to manage the Funds in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the advisor and subadvisor have an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the advisor and subadvisor utilize teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the Funds, together with comparative information for appropriate benchmarks and/or peer groups of funds managed similarly to the Funds. The Directors also review detailed performance information during the 15(c) Process comparing each Fund’s performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. International Growth’s performance for both the one- and three-year periods was above the median for its peer group. Performance for Global Growth, Emerging Markets and International Value was above the median for its respective peer group for the three-year period and below the median for the one-year period.

Shareholder and Other Services. The advisor provides the Funds with a comprehensive package of transfer agency, shareholder, and other services. The Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing the Funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor’s profits were reasonable in light of the services provided to the Funds. The board did not consider the profitability of the subadvisor because the subadvisor is paid from the unified fee of the advisor as a result of arm’s length negotiations.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices. With respect to the subadvisor, as part of its oversight responsibilities, the board approves the subadvisor’s code of ethics and any changes thereto. Further, through the advisor’s compliance group, the board stays abreast of any violations of the subadvisor’s code.

Economies of Scale. The Directors review information provided by the advisor regarding the possible existence of economies of scale in connection with the management of the Funds. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the Funds specifically, the expenses incurred by the advisor in providing various functions to the Funds, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as each Fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The Funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of each Fund’s independent directors (including their independent legal counsel). The Directors specifically noted that the subadvisory fees paid to the subadvisor under the subadvisory agreement were subject to arm’s length negotiation between the advisor and the subadvisor and are paid by the advisor out of its unified fee.

Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the advisor the risk of increased costs of operating the Funds and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing each Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group and performing a regression analysis to evaluate the effect of fee breakpoints as assets under management increase. The unified fees charged to shareholders of International Growth, Emerging Markets and International Value were above the median of the total expense ratios of their respective peer groups. The unified fee charged to shareholders of Global Growth was equal to the median of the total expense ratios of its peer group. In addition, the Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year. The board concluded that the management fee paid by each Fund to the advisor was reasonable in light of the services provided to the Funds.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Directors analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Collateral Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the Funds. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Funds to determine breakpoints in each Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between each Fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

Additionally, the board, including all the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor, concluded that the subadvisory agreement between the advisor and the subadvisor, on behalf of each Fund, is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Global Investment Management, Inc., the funds’ investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE (Europe, Australasia, Far East) Index is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE Growth Index is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far East.

The MSCI EAFE Value Index is a capitalization-weighted index that monitors the performance of value stocks from Europe, Australasia, and the Far East.

The MSCI EM (Emerging Markets) Index represents the performance of stocks in global emerging market countries.

The MSCI EM Growth Index represents the performance of growth stocks in global emerging market countries.

The MSCI Europe Index is designed to measure equity market performance in Europe.

The MSCI Japan Index is designed to measure equity market performance in Japan.

The MSCI World Free Index represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

Notes

Notes

Contact Us
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American Century World Mutual Funds, Inc.
Investment Advisor:
American Century Global Investment Management, Inc.
New York, New York

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1001
CL-ANN-67330N

Annual Report
November 30, 2009

American Century Investments

International Stock Fund

International Discovery Fund

International Opportunities Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
International Equity Total Returns	4

International Stock

Performance	5
Portfolio Commentary	7
Top Ten Holdings, Types of Investments and
Investments by Country	9

International Discovery

Performance	10
Portfolio Commentary	12
Top Ten Holdings, Types of Investments and
Investments by Country	14

International Opportunities

Performance	15
Portfolio Commentary	17
Top Ten Holdings, Types of Investments and
Investments by Country	19

Shareholder Fee Examples	20

Financial Statements

Schedule of Investments	22
Statement of Assets and Liabilities	32
Statement of Operations	33
Statement of Changes in Net Assets	34
Notes to Financial Statements	36
Financial Highlights	45
Report of Independent Registered Public Accounting Firm	51

Other Information

Management	52
Approval of Management Agreements	55
Additional Information	61
Index Definitions	62

The opinions expressed in the Market Perspective and each of the Portfolio Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for taking time to review the following pages, which provide the performance of your investment along with the perspectives of our experienced portfolio management team for the financial reporting period ended November 30, 2009. We appreciate your trust in American Century Investments® at this volatile, transitional time in the economy and investment markets.

As the upheavals associated with the “Great Recession” gradually subside, our senior management team has put considerable thought into how the investment environment has changed and what new challenges and opportunities await us. Critical factors that we are anticipating in 2010 include marked shifts in investment and spending behavior, along with consolidation in our industry.

Most importantly, we think the U.S. economic recovery will be slow and extended. The economy and capital markets have come a long way since Lehman Brothers collapsed in the third quarter of 2008, but 2010 will likely bring continuing challenges. The U.S. stock market’s rebound since last March and the second-half economic surge in 2009 were fueled largely by corporate cost-cutting and unprecedented monetary and fiscal stimulus, including some key programs that have since expired or been scaled back.

Meanwhile, the resilient but struggling consumer sector still faces double-digit unemployment, heavy debt burdens, tight credit conditions, and a housing market that is starting to stabilize, but remains vulnerable. Much of our investment positioning in 2009 cautiously reflected these still unstable economic fundamentals, leading to underperformance, in some cases, versus market benchmarks buoyed by the rally of riskier assets. We still support our fundamentally based positioning because we believe strongly that some markets—driven more by technical factors than fundamentals—have advanced further than underlying economic conditions warrant, and remain susceptible to the possibility of more volatility ahead.

Thank you for your continued confidence in us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

In my first letter to shareholders of the American Century Investments funds, I invited you to contact me with your questions. I have been gratified with your response. Most shareholder inquiries to date have related to specific fund performance issues. As I noted in my individual responses, your board through the Fund Performance Committee continues to stress improved performance in our quarterly meetings with chief investment officers and fund managers.

An important part of our fund performance review process is a face-to-face meeting with portfolio managers. The board traveled during the second quarter to the American Century Investments office in Mountain View, California to meet with the fund of funds and asset allocation portfolio management teams. These meetings validated the importance of thorough reviews of investment opportunities by the credit management personnel resident in that office. As a result of their efforts, American Century Investments funds were able to avoid the “toxic assets” that plagued many other fund families in 2008.

From April through June 2009, the board conducted its annual review of the advisory contracts between American Century Investments and each fund. Our efforts involved a review of fund information, including assets under management; total expense ratio compared to peers; economies of scale; fee breakpoints that reduce shareholder costs as assets increase; performance compared to peers and benchmarks; and the quality of services provided to fund shareholders. A detailed discussion of board considerations in connection with advisory contract renewal is included annually in each fund’s shareholder reports. During this review, the board focuses on a detailed comparison of the competitive position of each fund and has negotiated more than 60 breakpoints or fee reductions in the past five years.

The board looks forward to another year of work on your behalf and your comments are appreciated. You are invited to email me at dhpratt@fundboardchair.com.

3

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Stocks Shook Off Early Declines

The near-collapse of the global financial system in the fall of 2008 fueled the worldwide recession and credit crisis and sent investors fleeing stocks and other risky assets. In this environment, international equity markets plunged to multi-year lows on sharp double-digit losses.

By mid-March, investor confidence and stock market performance showed an abrupt and surprising turnaround, triggered by a belief that the global financial system was no longer on the verge of collapse. Optimistic investors focused on early signs suggesting the global recession was easing, favoring lower-quality stocks that had been battered the most in prior months. By the third quarter of 2009, gross domestic product returned to positive territory in Germany, France, and Japan, while industrial production and global trade levels improved in China. Meanwhile, consumer confidence improved throughout Europe, and in the United Kingdom the troubled housing market showed signs of stabilizing.

After bottoming on March 9, global stock markets rallied sharply to finish the 12-month period with strong gains. With renewed confidence in equities, investors shifted funds toward riskier assets, which, combined with rising commodity prices, bolstered performance among emerging markets.

Recovery’s Sustainability Remained in Question

Despite improving conditions, central bankers worldwide voiced concerns about the overall stability and sustainability of the economic recovery. The Bank of Japan stated downside risks remain, and European Central Bank officials stressed a recovery likely would be uneven. At the same time, officials mulled plans to reduce market liquidity, as the massive and widespread government stimulus efforts neared expiration. Meanwhile, rising unemployment dampened consumer spending, pricing data failed to support inflationary or deflationary expectations, and the Chinese government repeated concerns about overcapacity in the materials sector.

If, in the coming months, consumers worldwide do not increase spending, either due to prolonged unemployment or the need to repair their net worth, additional stimulus packages may become necessary. We expect continued easy monetary and fiscal policies globally, as most central banks seek to avoid fostering a “double dip” recession.

International Equity Total Returns
For the 12 months ended November 30, 2009 (in U.S. dollars)
MSCI EAFE Index	37.72%	MSCI Europe Index	40.83%
MSCI EAFE Growth Index	34.93%	MSCI World Free Index	31.79%
MSCI EAFE Value Index	40.54%	MSCI Japan Index	14.01%
MSCI EM Growth Index	83.97%

4

Performance

International Stock

Total Returns as of November 30, 2009
		Average Annual
		Returns
		Since	Inception
	1 year	Inception	Date
Investor Class	36.96%	3.57%	3/31/05
MSCI EAFE Index	37.72%	3.51%	—

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

International Stock

One-Year Returns Over Life of Class
Periods ended November 30
	2005*	2006	2007	2008	2009
Investor Class	8.40%	26.07%	22.22%	-48.50%	36.96%
MSCI EAFE Index	8.67%	28.20%	17.30%	-47.79%	37.72%
*From 3/31/05, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

International Stock

Portfolio Managers: Alex Tedder and Raj Gandhi

Performance Summary

The International Stock portfolio gained 36.96% for the 12 months ended November 30, 2009, compared with its benchmark, the MSCI EAFE Index, which advanced 37.72%.

Despite the severe global recession, credit-market meltdown, and financial-sector crisis, international stocks finished the 12-month period with sharp gains. Initially, stocks plunged, as rising unemployment, shrinking industrial output, and negative economic growth rates sent investor confidence tumbling. But, by mid-March, market sentiment and stock performance reversed course quickly, as massive stimulus efforts from global central banks and governments generated optimism among investors.

On an absolute basis, all sectors and nearly every country represented in the portfolio and benchmark posted positive returns for the period. Sector allocations and currency factors accounted for the portfolio’s underperfor-mance relative to the benchmark.

Australia Led Detractors; Japan Topped Contributors

From a country perspective, the portfolio’s holdings in Australia detracted the most from relative results, followed by positions in France and Germany. Our underweighted position hurt in Australia, while stock selection was the culprit in France and Germany.

At the opposite end of the performance spectrum, Japan made the greatest contribution to portfolio performance, with our underweight and favorable stock selection aiding results. In addition, our portfolio-only positions in South Korea and China contributed positively to relative performance, as the countries’ economies benefitted from low interest rates and government stimulus efforts at home and abroad.

Financial Sector Lagged

After plunging in late 2008 and early 2009, the financial sector rebounded sharply during the remainder of the period. The financial sector represented the portfolio’s largest sector weighting at the end of the 12 months, and our overall stock selection was effective. But the portfolio’s underweight compared with the benchmark detracted from relative performance, particularly in the insurance and capital markets industries. In the insurance industry, our underweighted position in France’s AXA SA hurt results, and the position was among the portfolio’s top detractors. In the capital markets industry, not owning Germany’s Deutsche Bank AG hurt relative performance.

The industrials sector represented the second-largest performance detractor, with overweights in the machinery and airline industries and an underweight in industrial conglomerates accounting for the bulk of the lagging results.

7

International Stock

Technology Led Contributors

Information technology was the portfolio’s top-performing sector, with stock selection driving the solid results, particularly in the communications equipment segment, where Canadian-based Research In Motion (RIM) was the top-contributing stock. The portfolio’s out-of-benchmark position in RIM, the developer of the BlackBerry wireless device, was among the leading contributors for the period. Sales of the company’s touch-screen Storm device, RIM’s answer to Apple’s iPhone, gained traction after RIM resolved several software issues that emerged after the product’s initial launch.

The portfolio’s relative performance also received a boost from the consumer discretionary sector, where stock selection and an overweight were effective. In the automobile industry, South Korea’s Hyundai Motor Co. was among the portfolio’s leading contributors, benefitting from the United States’ “cash for clunkers” incentive program, which helped boost sales figures for the automaker. In addition, an overweight to specialty retailers boosted results, as consumers “traded down” for value. Portfolio holdings such as the U.K.’s Kingfisher (home improvement) and Japan’s FAST RETAILING (lower-priced clothing) and Nitori (the “Japanese IKEA”) benefited from these consumer spending trends.

Outlook

Signs of improvement in corporate earnings have surfaced throughout the world. While most of the improvements have come from cost cutting and restructuring, we remain encouraged and believe any revenue growth may immediately affect the bottom line. We will closely monitor the upcoming corporate earnings reporting season, which could provide more clarity on the sustainability of recent improvements. International Stock continues to primarily invest in companies located in developed countries around the world (excluding the United States).

8

International Stock

Top Ten Holdings as of November 30, 2009
	% of net assets	% of net assets
	as of 11/30/09	as of 5/31/09
BHP Billiton Ltd.	2.3%	1.6%
HSBC Holdings plc (Hong Kong)	2.1%	1.4%
Vale SA Preference Shares	2.0%	1.4%
Saipem SpA	1.9%	1.8%
Banco Santander SA	1.9%	1.8%
BG Group plc	1.8%	2.0%
Roche Holding AG	1.7%	1.2%
Telefonica SA	1.7%	1.2%
BNP Paribas	1.6%	1.1%
Nestle SA	1.6%	1.8%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 11/30/09	as of 5/31/09
Foreign Common Stocks	99.2%	98.8%
Temporary Cash Investments	0.6%	0.6%
Other Assets and Liabilities	0.2%	0.6%

Investments by Country as of November 30, 2009
	% of net assets	% of net assets
	as of 11/30/09	as of 5/31/09
United Kingdom	18.8%	18.4%
Japan	15.1%	13.8%
Switzerland	8.2%	10.3%
France	6.1%	6.1%
Germany	6.0%	6.7%
Australia	4.6%	4.2%
Brazil	4.2%	2.6%
People’s Republic of China	3.8%	2.9%
Spain	3.6%	3.4%
Sweden	3.4%	0.6%
Netherlands	3.3%	2.1%
Italy	3.0%	5.0%
South Korea	3.0%	2.7%
Multi-National	2.0%	0.5%
Other Countries	14.1%	19.5%
Cash and Equivalents*	0.8%	1.2%
*Includes temporary cash investments and other assets and liabilities.

9

Performance

International Discovery

Total Returns as of November 30, 2009
		Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
Investor Class	38.06%	6.61%	4.97%	11.55%	4/1/94
MSCI AC World ex-US
Mid Cap Growth Index	51.02%	5.18%	1.15%	N/A(1)	—
Institutional Class	38.32%	6.83%	5.18%	9.96%	1/2/98
Advisor Class	37.71%	6.36%	4.72%	7.79%	4/28/98
(1) Benchmark data first available June 1994.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

10

International Discovery

One-Year Returns Over 10 Years
Periods ended November 30
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	-1.27%	-20.17%	-8.00%	37.05%	18.76%	24.30%	36.41%	32.18%	-55.48%	38.06%
MSCI AC World
ex-US Mid Cap
Growth Index	-22.74%	-23.36%	-10.71%	29.81%	26.90%	18.62%	31.62%	19.12%	-54.16%	51.02%

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	Advisor Class
1.53%	1.33%	1.78%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

11

Portfolio Commentary

International Discovery

Portfolio Managers: Mark Kopinski and Brian Brady

Performance Summary

The International Discovery portfolio gained 38.06%* for the 12 months ended November 30, 2009, underperforming its benchmark, the MSCI All Country World ex-U.S. Mid Cap Growth Index, which advanced 51.02%.

Despite the severe global recession, credit-market meltdown, and financial-sector crisis, international stocks finished the 12-month period with sharp gains. Emerging markets stocks sharply outperformed developed market stocks, as investors seeking to recoup the losses of 2008 sought higher-yielding assets perceived to have fewer links with the battered developed economies that had been negatively affected by the global economic crisis and subprime market debacle.

Value-oriented (low price-to-book ratios) and highly leveraged companies pulled the market off its March 9, 2009, bottom. Earnings growth and momentum, which are important components of the portfolio’s investment process, underperformed during this initial market-recovery phase, and this underperformance accounted for the overall lagging results for the portfolio relative to the benchmark. In the second half of the period, market leadership transitioned to companies exhibiting accelerating earnings growth, and the portfolio’s relative underperformance narrowed.

Japan Led Detractors

From a country perspective, our exposure in Japan, the portfolio’s second-largest country weighting, detracted the most from relative results. Our underweight position helped, but it wasn’t enough to offset the negative impact of stock selection, which featured companies with stable earnings growth, such as Toyo Suisan and Osaka Gas. These names underperformed as the market turned in March. In addition, our positions in Switzer-land and North America, a non-benchmark weighting, detracted from performance.

At the opposite end of the performance spectrum, China, Norway, and Brazil made the greatest contributions to the portfolio’s relative performance.

Consumer, Industrials Stocks Disappointed

The portfolio’s consumer discretionary, industrials, and health care sectors represented the largest detractors to relative performance. In the consumer discretionary sector, stock selection was the culprit. In particular, Canadian T-shirt maker Gildan Activewear, the portfolio’s weakest holding, tumbled after reporting soft North American demand, which prompted a cut in its full-year profit outlook.

*All fund returns referenced in this commentary are for Investor Class shares.

12

International Discovery

Stock selection also detracted in the industrials sector. Our portfolio-only position in VT Group, a British defense and services company, who also exhibited stable earnings growth, was among the portfolio’s worst performers as the market looked for stocks that would benefit the most from economic recovery. In the health care sector, our overweight and negative stock selection in the biotechnology industry primarily accounted for the lagging results.

Energy, Materials Stocks Outperformed

After falling early in the reporting period, oil prices increased, pushing select energy stocks higher. Our energy equipment and services companies showed strong results, led by our overweighted position in Bermuda-based Seadrill, the portfolio’s top contributor for the period. The offshore drilling company announced it was actively pursuing acquisitions and successfully completed a new debt offering to increase its cash position.

Performance in the materials sector was led by our portfolio-only position in Nine Dragons Paper Holdings, one of China’s largest paper producers and a top contributor to the fund’s results. With China’s resilient economy providing a backdrop, the company streamlined its cost structure and we believe it remains positioned to benefit from slowdown-related attrition among smaller companies.

The portfolio’s financials sector also outperformed, led by BM&FBOVESPA, which operates Brazil’s main securities exchanges. The stock was among the portfolio’s top performers for the 12-month period, advancing on record trading volumes and a growing consensus that lower interest rates and higher commodity prices would spark Brazil’s economy.

Outlook

Following previous bear markets, growth stocks have tended to outperform value stocks, and we believe the International Discovery portfolio may be poised to capture such outperformance. Western Europe represents the fund’s largest regional exposure, while North America is the most significant relative overweight. Among sectors, the portfolio remains heavily exposed to technology and industrials, which we believe should benefit once the global economy transitions from recovery to expansion. International Discovery continues to primarily invest in small- to mid-sized companies located around the world (excluding the United States).

13

International Discovery

Top Ten Holdings as of November 30, 2009
	% of net assets	% of net assets
	as of 11/30/09	as of 5/31/09
Seadrill Ltd.	2.9%	3.1%
ASML Holding NV	2.6%	0.8%
Tullow Oil plc	2.3%	2.5%
Warner Chilcott plc, Class A	1.9%	—
James Hardie Industries NV	1.9%	—
Precision Drilling Trust	1.8%	1.9%
Nine Dragons Paper Holdings Ltd.	1.7%	0.9%
FLSmidth & Co. A/S	1.6%	0.4%
Serco Group plc	1.5%	0.8%
Marubeni Corp.	1.5%	1.3%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 11/30/09	as of 5/31/09
Foreign Common Stocks	97.9%	98.3%
Temporary Cash Investments	1.5%	0.3%
Other Assets and Liabilities	0.6%	1.4%

Investments by Country as of November 30, 2009
	% of net assets	% of net assets
	as of 11/30/09	as of 5/31/09
United Kingdom	14.9%	16.5%
Japan	10.5%	15.9%
Netherlands	8.9%	2.1%
Germany	6.6%	3.8%
Canada	5.7%	5.6%
Switzerland	5.3%	5.6%
Sweden	4.7%	1.7%
Australia	4.0%	3.1%
Hong Kong	3.8%	5.5%
Taiwan (Republic of China)	3.7%	5.3%
Bermuda	2.9%	3.1%
South Korea	2.9%	1.3%
Denmark	2.9%	0.7%
Ireland	2.7%	1.0%
Brazil	2.6%	5.1%
France	2.5%	1.8%
Finland	2.0%	0.6%
Other Countries	11.3%	19.6%
Cash and Equivalents*	2.1%	1.7%
*Includes temporary cash investments and other assets and liabilities.

14

Performance

International Opportunities

Total Returns as of November 30, 2009
		Average Annual Returns
			Since	Inception
	1 year	5 years	Inception	Date
Investor Class	48.38%	7.94%	13.09%	6/1/01
MSCI AC World ex-US
Small Cap Growth Index	67.94%	6.37%	7.34%(1)	—
Institutional Class	48.92%	8.15%	17.27%	1/9/03
(1) Since 5/31/01, the date nearest the Investor Class’s inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

15

International Opportunities

One-Year Returns Over Life of Class
Periods ended November 30
	2001*	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	-2.60%	-2.87%	61.54%	27.14%	35.28%	25.37%	33.73%	-56.46%	48.38%
MSCI AC World
ex-US Small Cap
Growth Index	-15.69%	-11.69%	42.97%	25.98%	20.30%	30.13%	19.37%	-56.62%	67.94%
*From 6/1/01, the Investor Class’s inception date. Index data from 5/31/01, the date nearest the Investor Class’s inception for which data are available.
Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class
1.98%	1.78%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return chart and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

16

Portfolio Commentary

International Opportunities

Portfolio Managers: Mark Kopinski and Trevor Gurwich

Performance Summary

The International Opportunities portfolio gained 48.38%* for the 12 months ended November 30, 2009, underperforming its benchmark, the MSCI All Country World ex-U.S. Small Cap Growth Index, which advanced 67.94%.

Despite the severe global recession, credit-market meltdown, and financial-sector crisis, international stocks finished the 12-month period with sharp gains. Initially, stocks plunged, as rising unemployment, shrinking industrial output, and negative economic growth rates sent investor confidence tumbling. By mid-March, however, market sentiment and stock performance reversed course quickly, as massive stimulus efforts from global central banks and governments generated optimism among investors. Emerging markets stocks sharply outperformed developed market stocks, as investors seeking to recoup the losses of 2008 sought higher-yielding assets perceived to have fewer links with the battered developed economies.

The portfolio’s underperformance compared with the benchmark primarily was due to the significant value-based rally that initially fueled the stock market turnaround. Stocks that had suffered the most in 2008’s market plunge came roaring back to life. Our investment process, which focuses on companies with accelerating and improving earnings prospects, under-performed in this environment. But, since June 2009 the portfolio’s relative performance has improved, as our investing style has returned to favor.

Japan, Australia Led Country Detractors

From a country perspective, Japan, the portfolio’s largest-weighted country, was the weakest performer, as stock selection sharply detracted from results. Similarly, our stock picks in Australia and the United Kingdom, the portfolio’s second-largest country position, led to lagging results.

At the opposite end of the performance spectrum, the developing markets of China, India, and Turkey made the greatest positive contributions to the portfolio’s relative performance, reflecting the overall stronger results from the emerging markets. India-based construction and engineering firm Voltas was among the portfolio’s top contributors. The company’s stock gained on soaring profits and revenues, bolstered by sizeable air conditioning projects in Qatar and the United Arab Emirates. The company’s electro-mechanical and mining equipment divisions also won significant domestic contracts.

China National Building Material, a China-based cement firm, also was among the portfolio’s top performers. With the Chinese government directing stimulus funds toward road and rail projects, the company, a portfolio-only holding, reported healthy order volumes, completed a successful share offering, secured a four-year line of credit, and explored sale-leaseback options on its construction equipment.

*All fund returns referenced in this commentary are for Investor Class shares.

17

International Opportunities

Industrials, Financial Stocks Lagged

On an absolute basis, all sectors in the portfolio posted positive total returns for the period. Compared with the benchmark, though, only our utilities and consumer staples sectors outperformed, primarily due to favorable stock selection.

The industrials, financials and materials sectors represented the portfolio’s weakest contributors, as negative stock selection weighed on relative performance. In the industrials sector, Japan’s Nissha Printing, an industrial printing company, led the portfolio’s overall detractors, as the company lowered its fiscal-year profit outlook. Additionally, Japan’s AEON Delight, a building maintenance services company for shopping malls, was among the portfolio’s worst performers. The company announced its fiscal-year-end results would include a large loss due to the write-down of select securities.

Poor performance in the portfolio’s financials sector holdings primarily was due to ineffective stock selection in the diversified financial services industry. In the materials sector, our stock picks in the metals and mining industry drove the negative results, with our overweighted position in Australian gold producer St Barbara Limited among the portfolio’s weakest contributors, due to production declines.

Outlook

Signs of improvement in corporate earnings have surfaced throughout the world. While most of the improvements have come from cost cutting and restructuring, we remain encouraged and believe any revenue growth may immediately affect the bottom line. We will closely monitor the upcoming corporate earnings reporting season, which could provide more clarity on the sustainability of recent improvements. International Opportunities primarily invests in small-capitalization companies located around the world (excluding the United States).

18

International Opportunities

Top Ten Holdings as of November 30, 2009
	% of net assets	% of net assets
	as of 11/30/09	as of 5/31/09
CyberAgent, Inc.	2.2%	0.5%
MTU Aero Engines Holding AG	2.0%	—
Azimut Holding SpA	1.9%	2.0%
Ansell Ltd.	1.8%	—
SSL International plc	1.6%	—
Diagnosticos da America SA	1.6%	—
Gree, Inc.	1.6%	—
Voltas Ltd.	1.5%	1.1%
SXC Health Solutions Corp.*	1.5%	0.7%
TGS Nopec Geophysical Co. ASA	1.5%	0.7%
*Includes shares traded on all exchanges.

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 11/30/09	as of 5/31/09
Foreign Common Stocks & Rights	98.9%	97.9%
Temporary Cash Investments	1.5%	0.8%
Other Assets and Liabilities	(0.4)%	1.3%

Investments by Country as of November 30, 2009
	% of net assets	% of net assets
	as of 11/30/09	as of 5/31/09
Japan	12.9%	15.1%
United Kingdom	12.7%	16.1%
Canada	7.3%	6.6%
Australia	6.0%	2.5%
Italy	5.4%	4.8%
Germany	5.3%	3.3%
Hong Kong	4.9%	7.3%
Brazil	4.6%	0.7%
Sweden	4.4%	2.1%
People’s Republic of China	3.9%	4.7%
India	3.8%	3.6%
Taiwan (Republic of China)	3.7%	7.3%
Switzerland	2.8%	—
Norway	2.7%	1.2%
France	2.5%	2.0%
Netherlands	2.3%	1.3%
Other Countries	13.7%	19.3%
Cash and Equivalents**	1.1%	2.1%
**Includes temporary cash investments and other assets and liabilities.

19

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2009 to November 30, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

20

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	6/1/09	11/30/09	6/1/09 - 11/30/09	Expense Ratio*
International Stock
Actual
Investor Class	$1,000	$1,196.10	$8.26	1.50%
Hypothetical
Investor Class	$1,000	$1,017.55	$7.59	1.50%
International Discovery
Actual
Investor Class	$1,000	$1,184.20	$7.88	1.44%
Institutional Class	$1,000	$1,186.30	$6.80	1.24%
Advisor Class	$1,000	$1,183.90	$9.25	1.69%
Hypothetical
Investor Class	$1,000	$1,017.85	$7.28	1.44%
Institutional Class	$1,000	$1,018.85	$6.28	1.24%
Advisor Class	$1,000	$1,016.60	$8.54	1.69%
International Opportunities
Actual
Investor Class	$1,000	$1,217.30	$10.67	1.92%
Institutional Class	$1,000	$1,217.60	$9.56	1.72%
Hypothetical
Investor Class	$1,000	$1,015.44	$9.70	1.92%
Institutional Class	$1,000	$1,016.44	$8.69	1.72%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

21

Schedule of Investments

International Stock

NOVEMBER 30, 2009
	Shares	Value		Shares	Value
Common Stocks — 99.2%			LVMH Moet Hennessy
			Louis Vuitton SA	4,537	$ 472,517
AUSTRALIA — 4.6%			Pernod-Ricard SA	5,482	467,467
BHP Billiton Ltd.	46,942	$ 1,775,659	Publicis Groupe SA	9,816	377,914
Commonwealth Bank			Societe Television
of Australia	15,957	771,673	Francaise 1	13,155	234,269
QBE Insurance Group Ltd.	9,388	191,230	Total SA	12,430	769,155
Wesfarmers Ltd.	30,046	819,520			4,664,620
		3,558,082	GERMANY — 6.0%
BELGIUM — 1.0%			Allianz SE	7,005	860,612
Anheuser-Busch InBev NV	10,352	516,684	BASF SE	12,044	726,280
KBC Groep NV(1)	5,473	243,581
			Bayer AG	7,148	547,280
		760,265	Daimler AG	12,129	614,119
BERMUDA — 0.8%			Deutsche Boerse AG	2,256	187,972
Seadrill Ltd.	26,576	614,377	E.ON AG	3,845	152,073
BRAZIL — 4.2%			Fresenius Medical Care
Banco Santander			AG & Co. KGaA	8,016	426,210
Brasil SA ADR(1)	14,472	197,543
			HeidelbergCement AG	8,137	540,040
Companhia Brasileira de			Metro AG	4,170	262,042
Meios de Pagamento	34,520	323,471
			Muenchener
Itau Unibanco Holding SA			Rueckversicherungs-
Preference Shares	26,280	568,115	Gesellschaft AG	1,994	312,673
Petroleo Brasileiro SA-					4,629,301
Petrobras ADR	11,559	592,746
Vale SA Preference Shares	64,200	1,549,504	GREECE — 1.3%
			National Bank
		3,231,379	of Greece SA(1)	33,823	995,424
CANADA — 1.2%			HONG KONG — 0.9%
Canadian National			Li & Fung Ltd.	158,000	636,073
Railway Co.	8,920	467,383
			Melco Crown
EnCana Corp.	5,747	309,648	Entertainment Ltd. ADR(1)	18,385	77,769
Research In Motion Ltd.(1)	2,576	149,125			713,842
		926,156	INDIA — 1.2%
CZECH REPUBLIC — 0.5%			Housing Development
CEZ AS	7,878	394,179	Finance Corp. Ltd.	4,600	273,612
DENMARK — 1.6%			Infosys Technologies Ltd.	4,129	211,208
Novo Nordisk A/S B Shares	13,200	885,566	Infrastructure Development
Vestas Wind Systems A/S(1)	5,357	376,146	Finance Co. Ltd.	22,525	80,337
		1,261,712	Larsen & Toubro Ltd.	10,932	379,465
FRANCE — 6.1%					944,622
BNP Paribas	15,003	1,239,027	INDONESIA — 0.2%
Cie Generale des			PT Bank Rakyat Indonesia	145,500	113,876
Etablissements Michelin,			IRELAND — 1.2%
Class B	2,987	226,499	CRH plc	17,727	446,650
Danone SA	5,068	302,948	Experian plc	25,443	239,836
GDF Suez	7,014	292,891	Ryanair Holdings plc ADR(1)	10,338	270,959
Legrand SA	10,263	281,933			957,445

22

International Stock
	Shares	Value		Shares	Value
ITALY — 3.0%			NETHERLANDS — 3.3%
ENI SpA	15,622	$ 387,044	Akzo Nobel NV	5,617	$ 356,177
Luxottica Group SpA	5,874	146,237	ASML Holding NV	23,323	716,523
Saipem SpA	46,083	1,482,177	Koninklijke KPN NV	18,945	336,242
UniCredit SpA(1)	89,357	305,246	TNT NV	23,554	683,300
		2,320,704	Unilever NV CVA	14,303	438,231
JAPAN — 15.1%					2,530,473
Asahi Glass Co. Ltd.	35,000	305,703	NORWAY — 0.4%
Canon, Inc.	4,100	157,948	Yara International ASA	6,339	271,753
FAST RETAILING CO. LTD.	3,700	671,171	PEOPLE’S REPUBLIC OF CHINA — 3.8%
Hitachi Construction			Baidu, Inc. ADR(1)	719	311,859
Machinery Co. Ltd.	29,300	684,706	Ctrip.com International
Honda Motor Co. Ltd.	36,700	1,146,344	Ltd. ADR(1)	7,951	583,206
HOYA Corp.	28,800	734,660	Industrial & Commercial
Ibiden Co., Ltd.	13,900	469,551	Bank of China Ltd. H Shares	755,000	638,093
iShares MSCI Japan Index			Mindray Medical
Fund	16,754	160,001	International Ltd. ADR	7,996	242,119
JGC Corp.	19,000	355,426	Sino-Ocean Land
Kubota Corp.	14,000	123,253	Holdings Ltd.	185,000	184,521
Mitsubishi Corp.	43,800	988,084	Tencent Holdings Ltd.	35,300	652,704
Mitsubishi UFJ Financial			ZTE Corp. H Shares	56,800	321,742
Group, Inc.	83,900	467,836			2,934,244
Nidec Corp.	10,000	878,066	RUSSIAN FEDERATION — 0.4%
Nitori Co. Ltd.	9,000	753,818	Mechel ADR	5,771	112,246
Nomura ETF - Nikkei 225	5,100	555,784	Vimpel-Communications ADR	11,522	219,955
ORIX Corp.	13,020	900,736			332,201
Rakuten, Inc.	1,080	872,096	SINGAPORE — 0.3%
SOFTBANK CORP.	24,800	593,892	United Overseas Bank Ltd.	16,000	217,803
Toshiba Corp.(1)	80,000	423,878	SOUTH KOREA — 3.0%
Unicharm Corp.	3,600	367,330	Hyundai Motor Co.	8,015	682,391
		11,610,283	POSCO	1,793	860,418
LUXEMBOURG — 0.6%			Samsung Electronics Co. Ltd.	1,230	761,610
Millicom International					2,304,419
Cellular SA(1)	4,872	364,426	SPAIN — 3.6%
SES SA Fiduciary			Banco Santander SA	84,299	1,444,268
Depositary Receipt	5,231	111,260	Telefonica SA	44,506	1,277,751
		475,686			2,722,019
MEXICO — 0.2%			SWEDEN — 3.4%
Grupo Financiero Banorte			Atlas Copco AB A Shares	60,368	855,528
SAB de CV, Series O	50,063	172,281	Autoliv, Inc.	3,345	135,841
MULTI-NATIONAL — 2.0%			Electrolux AB B Shares(1)	20,747	507,698
iShares MSCI EAFE Growth
Index Fund	2,781	152,621	Getinge AB B Shares	9,755	198,275
iShares MSCI EAFE			H & M Hennes & Mauritz AB
Index Fund	10,436	578,363	B Shares	5,923	350,288
iShares MSCI Emerging			Volvo AB B Shares	56,223	534,282
Markets Index Fund	19,115	774,540			2,581,912
		1,505,524

23

International Stock
	Shares	Value		Shares	Value
SWITZERLAND — 8.2%			Intercontinental Hotels
Adecco SA	7,019	$ 350,094	Group plc	27,083	$ 374,924
Credit Suisse Group AG	17,417	901,672	Kingfisher plc	143,343	559,350
Julius Baer Group Ltd.	7,641	252,177	Man Group plc	50,136	262,612
Nestle SA	25,980	1,228,065	Next plc	14,246	463,097
Novartis AG	22,098	1,226,506	Reckitt Benckiser Group plc	13,240	675,215
Roche Holding AG	8,097	1,324,443	Rolls-Royce Group plc(1)	49,913	389,621
Sonova Holding AG	2,290	271,987	Rolls-Royce Group plc
			C Shares(1)	2,786,160	4,584
Syngenta AG	2,724	722,187
		6,277,131	Smiths Group plc	20,873	327,586
TAIWAN (REPUBLIC OF CHINA) — 1.4%			Standard Chartered plc	12,377	302,163
Hon Hai Precision			Tesco plc	140,666	978,863
Industry Co. Ltd.	113,000	477,579	Tullow Oil plc	17,733	359,989
Taiwan Semiconductor			Vodafone Group plc	172,863	389,881
Manufacturing Co. Ltd. ADR	22,914	238,076			14,384,515
Wistron Corp.	174,366	320,241	TOTAL COMMON STOCKS
		1,035,896	(Cost $61,435,999)		76,119,986
TURKEY — 0.9%			Temporary Cash Investments — 0.6%
Turkiye Garanti Bankasi AS	197,930	677,862	JPMorgan U.S. Treasury
UNITED KINGDOM — 18.8%			Plus Money Market Fund
Admiral Group plc	31,350	547,199	Agency Shares	243,805	243,805
Antofagasta plc	42,748	633,274	Repurchase Agreement, Bank of America
ARM Holdings plc	90,102	229,307	Securities, LLC, (collateralized by various
			U.S. Treasury obligations, 4.125%-4.50%,
AstraZeneca plc	9,779	437,096	5/15/15-11/15/15, valued at $204,172),
Autonomy Corp. plc(1)	6,504	152,471	in a joint trading account at 0.12%,
Barclays plc	216,129	1,039,462	dated 11/30/09, due 12/1/09
BG Group plc	75,184	1,364,248	(Delivery value $200,001)		200,000
BP plc	55,499	524,618	TOTAL TEMPORARY
			CASH INVESTMENTS
British Airways plc(1)	87,201	280,166	(Cost $443,805)		443,805
British American			TOTAL INVESTMENT
Tobacco plc	14,122	429,097	SECURITIES — 99.8%
British Sky Broadcasting			(Cost $61,879,804)		76,563,791
Group plc	34,197	297,883	OTHER ASSETS
Capita Group plc (The)	24,816	290,673	AND LIABILITIES — 0.2%		138,165
Carnival plc(1)	16,398	549,778	TOTAL NET ASSETS — 100.0%		$76,701,956
Compass Group plc	67,124	475,714
GlaxoSmithKline plc	21,921	453,302
HSBC Holdings plc
(Hong Kong)	136,061	1,592,342

24

International Stock

Market Sector Diversification		Notes to Schedule of Investments
(as a % of net assets)		ADR = American Depositary Receipt
Financials	20.8%	CVA = Certificaten Van Aandelen
Consumer Discretionary	14.8%	EAFE = Europe, Australasia, and Far East
Industrials	10.7%	ETF = Exchange Traded Fund
Materials	10.4%	MSCI = Morgan Stanley Capital International
Information Technology	9.8%	(1) Non-income producing.
Consumer Staples	8.5%
Energy	8.3%	Geographic classifications and market sector diversification
Health Care	7.8%	are unaudited.
Telecommunication Services	4.1%
Diversified	2.9%
Utilities	1.1%	See Notes to Financial Statements.
Cash and Equivalents*	0.8%
*Includes temporary cash investments and other assets and liabilities.

25

International Discovery

NOVEMBER 30, 2009
	Shares	Value		Shares	Value
Common Stocks — 97.9%			FINLAND — 2.0%
AUSTRALIA — 4.0%			KONE Oyj B Shares	110,800	$ 4,483,718
Amcor Ltd.	1,013,800	$ 5,487,668	Metso Oyj	271,100	8,719,444
Asciano Group(1)	1,430,700	2,168,676	Nokian Renkaat Oyj	241,100	6,096,479
Centennial Coal Co. Ltd.	1,811,627	5,458,996			19,299,641
Coca-Cola Amatil Ltd.	798,700	7,754,211	FRANCE — 2.5%
Cochlear Ltd.	69,200	4,010,704	Cap Gemini SA	146,700	6,784,544
Fairfax Media Ltd.	2,465,800	3,692,527	M6-Metropole Television	270,900	6,980,171
JB Hi-Fi Ltd.	200,400	4,258,275	Publicis Groupe SA	267,100	10,283,281
					24,047,996
OZ Minerals Ltd.(1)	4,936,000	5,515,476
			GERMANY — 6.6%
		38,346,533	HeidelbergCement AG	71,500	4,745,348
AUSTRIA — 0.8%
			Infineon Technologies AG(1)	2,380,100	11,400,547
Andritz AG	129,800	7,811,640
BELGIUM — 0.5%			Lanxess AG	297,600	11,274,310
			Puma AG Rudolf
Bekaert SA	32,500	4,836,605	Dassler Sport	38,500	13,226,854
BERMUDA — 2.9%			SMA Solar Technology AG	50,400	6,702,054
Seadrill Ltd.	1,222,300	28,256,790	United Internet AG(1)	647,200	8,736,510
BRAZIL — 2.6%			Wacker Chemie AG	42,900	7,062,625
BM&FBOVESPA SA	1,205,100	8,100,359			63,148,248
Cia Brasileira de Distribuicao			GREECE — 0.5%
Grupo Pao de Acucar ADR	174,900	11,184,855
			Piraeus Bank SA(1)	345,700	5,035,133
Cosan SA Industria
e Comercio(1)	143,000	1,678,040	HONG KONG — 3.8%
PDG Realty SA			China Everbright Ltd.	974,000	2,314,963
Empreendimentos e			Melco Crown Entertainment
Participacoes	387,200	3,970,151	Ltd. ADR(1)	436,000	1,844,280
		24,933,405	Nine Dragons Paper
CANADA — 5.7%			Holdings Ltd.	8,725,000	15,918,801
Alimentation Couche Tard,			Noble Group Ltd.	4,614,000	10,334,827
Inc., Class B	359,500	7,446,153	Sino-Forest Corp.(1)	345,000	6,037,663
Eldorado Gold Corp.(1)	618,600	8,235,105			36,450,534
First Quantum Minerals Ltd.	98,800	7,707,224	HUNGARY — 0.9%
Gildan Activewear, Inc.(1)	507,100	9,781,959	OTP Bank plc(1)	290,000	8,647,899
Pacific Rubiales			INDIA — 0.9%
Energy Corp.(1)	326,100	4,749,059	Housing Development
Precision Drilling Trust	2,569,000	16,929,710	& Infrastructure Ltd.(1)	529,000	3,701,237
		54,849,210	Maruti Suzuki India Ltd.	153,600	5,142,620
DENMARK — 2.9%					8,843,857
DSV A/S(1)	568,100	10,121,411	INDONESIA — 0.5%
FLSmidth & Co. A/S	238,300	15,506,341	PT United Tractors Tbk	3,135,000	4,956,981
Novozymes A/S B Shares	19,200	1,944,735	IRELAND — 2.7%
		27,572,487	Experian plc	759,600	7,160,311
			Warner Chilcott plc,
			Class A(1)	752,400	18,493,992
					25,654,303

26

International Discovery
	Shares	Value		Shares	Value
ITALY — 1.3%			PORTUGAL — 0.9%
Bulgari SpA	1,305,600	$ 12,066,408	Jeronimo Martins SGPS SA	817,900	$ 8,019,609
JAPAN — 10.5%			SOUTH AFRICA — 0.6%
Gree, Inc.	107,700	5,731,375	Aspen Pharmacare
Hitachi Construction			Holdings Ltd.(1)	659,800	6,058,933
Machinery Co. Ltd.	229,900	5,372,490	SOUTH KOREA — 2.9%
JGC Corp.	585,000	10,943,371	Amorepacific Corp.	6,800	5,023,392
Makita Corp.	156,900	5,300,185	Kia Motors Corp.(1)	440,800	6,501,307
Marubeni Corp.	2,734,000	14,422,767	Samsung Electro-Mechanics
NGK Insulators Ltd.	221,000	4,850,035	Co. Ltd.	164,500	13,156,605
Nippon Television			Samsung SDI Co. Ltd.	32,600	3,546,525
Network Corp.	65,900	9,560,227			28,227,829
Nitori Co. Ltd.	23,800	1,993,429	SPAIN — 1.4%
NSK Ltd.	1,505,000	9,297,432	Abengoa SA	138,400	4,010,820
ORIX Corp.	98,800	6,835,076	Gestevision Telecinco SA	367,100	4,090,045
Rinnai Corp.	33,800	1,673,577	Red Electrica Corp. SA	87,000	4,755,109
Shinko Electric					12,855,974
Industries Co. Ltd.	213,700	3,008,710	SWEDEN — 4.7%
Shionogi & Co. Ltd.	179,700	3,870,909	ASSA ABLOY AB B Shares	328,200	6,030,570
Sumitomo Heavy			Electrolux AB B Shares(1)	427,600	10,463,751
Industries Ltd.(1)	1,259,000	5,636,661
			Modern Times Group AB
Sumitomo Rubber			B Shares	219,000	9,738,150
Industries Ltd.	243,300	1,911,160
			Ssab Svenskt Stal AB,
Unicharm Corp.	41,100	4,193,684	Class A	657,500	10,581,793
Yamada Denki Co. Ltd.	40,700	2,443,695	Swedish Match AB	376,000	8,090,023
Yamato Holdings Co. Ltd.	275,000	3,811,314			44,904,287
		100,856,097	SWITZERLAND — 5.3%
LUXEMBOURG — 0.6%			Actelion Ltd.(1)	140,300	8,254,995
SES SA Fiduciary			Adecco SA	232,200	11,581,682
Depositary Receipt	284,300	6,046,906
			Clariant AG(1)	920,000	9,635,522
NETHERLANDS — 8.9%
ASML Holding NV	825,000	25,345,413	Geberit AG	23,300	4,017,681
Chicago Bridge & Iron Co.			Julius Baer Group Ltd.	55,700	1,838,275
NV New York Shares	245,100	4,311,309	Nobel Biocare Holding AG	165,500	4,918,289
Fugro NV CVA	115,389	6,540,654	Sonova Holding AG	49,200	5,843,556
James Hardie			Straumann Holding AG	17,400	4,264,901
Industries NV(1)	2,481,300	18,362,791			50,354,901
Koninklijke Vopak NV(1)	141,600	11,102,989	TAIWAN (REPUBLIC OF CHINA) — 3.7%
QIAGEN NV(1)	116,800	2,583,363	Acer, Inc.	1,756,000	4,371,037
Randstad Holding NV(1)	166,000	7,243,417	Foxconn Technology Co. Ltd.	1,586,000	5,544,765
TNT NV	343,100	9,953,313	Prime View International
		85,443,249	Co. Ltd.(1)	4,574,000	10,106,324
NORWAY — 0.7%			Wistron Corp.	6,406,582	11,766,338
Petroleum			Young Fast Optoelectronics
Geo-Services ASA(1)	622,300	6,469,385	Co. Ltd.	312,000	3,703,782
PEOPLE’S REPUBLIC OF CHINA — 0.6%					35,492,246
Sino-Ocean Land			TURKEY — 1.1%
Holdings Ltd.	5,636,500	5,621,918	Asya Katilim Bankasi AS(1)	5,483,900	10,896,218

27

International Discovery
	Shares	Value	Market Sector Diversification
UNITED KINGDOM — 14.9%			(as a % of net assets)
ARM Holdings plc	2,105,000	$ 5,357,161	Industrials	24.6%
Burberry Group plc	1,124,100	10,540,765	Consumer Discretionary	16.5%
Carphone			Materials	13.7%
Warehouse Group plc	1,936,700	6,079,012	Information Technology	12.3%
Cookson Group plc(1)	447,100	2,842,801	Energy	9.4%
Intercontinental Hotels			Financials	7.8%
Group plc	358,200	4,958,748	Health Care	6.9%
International Power plc	1,202,666	5,478,483	Consumer Staples	5.6%
Invensys plc	2,840,500	13,084,138	Utilities	1.1%
Man Group plc	2,070,300	10,844,228	Cash and Equivalents*	2.1%
Michael Page
International plc	1,266,800	6,985,611	*Includes temporary cash investments and other assets and liabilities.
Randgold Resources			Notes to Schedule of Investments
Ltd. ADR	74,000	6,270,760
Schroders plc	575,300	10,874,435	ADR = American Depositary Receipt
Serco Group plc	1,722,400	14,663,467	CVA = Certificaten Van Aandelen
Smith & Nephew plc	826,800	7,861,775	(1) Non-income producing.
Travis Perkins plc(1)	223,700	2,789,507
Tullow Oil plc	1,077,225	21,868,243	Geographic classifications and market sector diversification
			are unaudited.
Vedanta Resources plc	336,700	12,761,975
		143,261,109
TOTAL COMMON STOCKS
(Cost $730,772,563)		939,266,331	See Notes to Financial Statements.
Temporary Cash Investments — 1.5%
JPMorgan U.S. Treasury
Plus Money Market Fund
Agency Shares	58,514	58,514
Repurchase Agreement, Bank of America
Securities, LLC, (collateralized by various
U.S. Treasury obligations, 4.125%-4.50%,
5/15/15-11/15/15, $14,087,897), in a joint
trading account at 0.12%, dated 11/30/09,
due 12/1/09 (Delivery value $13,800,046)		13,800,000
TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $13,858,514)		13,858,514
TOTAL INVESTMENT
SECURITIES — 99.4%
(Cost $744,631,077)		953,124,845
OTHER ASSETS
AND LIABILITIES — 0.6%		5,911,986
TOTAL NET ASSETS — 100.0%		$959,036,831

28

International Opportunities

NOVEMBER 30, 2009
	Shares	Value		Shares	Value
Common Stocks — 98.9%			DENMARK — 0.3%
AUSTRALIA — 6.0%			FLSmidth & Co. A/S	3,532	$ 229,830
			Jyske Bank A/S(1)	2,484	80,191
Ansell Ltd.	175,496	$ 1,710,239
Boart Longyear Group(1)	2,376,457	685,628			310,021
Equinox Minerals Ltd.(1)	185,432	685,224	FINLAND — 0.3%
			Outotec Oyj	8,091	264,485
Macarthur Coal Ltd.	31,180	265,587
			FRANCE — 2.5%
Mount Gibson Iron Ltd.(1)	337,120	478,591
			Gemalto NV(1)	6,088	270,221
PanAust Ltd.(1)	2,044,129	982,914
			Groupe Steria SCA	16,545	490,031
Seek Ltd.	81,179	467,673	Havas SA	222,674	831,878
St Barbara Ltd.(1)	861,450	272,206
			Remy Cointreau SA	13,912	699,800
		5,548,062			2,291,930
AUSTRIA — 0.6%			GERMANY — 5.3%
bwin Interactive			Aixtron AG	14,865	535,023
Entertainment AG(1)	4,963	275,731
Intercell AG(1)	7,840	277,823	Centrotherm
			Photovoltaics AG(1)	8,408	514,218
		553,554	GFK SE	13,332	462,431
BELGIUM — 1.3%			Kloeckner & Co. SE(1)	3,947	92,159
Nyrstar(1)	72,377	913,979
			MTU Aero Engines
Telenet Group Holding NV(1)	10,203	278,064	Holding AG	36,543	1,873,849
		1,192,043	Rheinmetall AG	8,084	483,114
BERMUDA — 1.0%			Wirecard AG	78,095	992,050
Signet Jewelers Ltd.(1)	35,463	900,772			4,952,844
BRAZIL — 4.6%			GREECE — 0.6%
Banco Panamericano SA			Hellenic Exchanges
Preference Shares	130,000	640,558	SA Holding	47,183	588,035
Diagnosticos			HONG KONG — 4.9%
da America SA(1)	46,900	1,453,352	China Everbright
Localiza Rent A Car SA	83,000	926,688	International Ltd.	2,136,000	1,019,761
PDG Realty SA			Comba Telecom Systems
Empreendimentos e			Holdings Ltd.	619,080	696,560
Participacoes	100,000	1,025,349	Daphne International
Totvs SA	3,700	219,555	Holdings Ltd.	596,000	457,571
		4,265,502	Ju Teng International
CANADA — 7.3%			Holdings Ltd.	564,000	447,558
Canadian Western Bank	44,935	975,423	Minth Group Ltd.	518,000	735,221
Cott Corp.(1)	100,195	849,654	Neo-Neon Holdings Ltd.	627,000	415,840
Detour Gold Corp.(1)	58,330	905,292	Shenzhen Investment Ltd.	1,522,000	673,604
HudBay Minerals, Inc.(1)	58,631	811,634	Techtronic Industries Co.	115,500	92,549
Northgate Minerals Corp.(1)	84,428	268,787			4,538,664
			INDIA — 3.8%
Petrominerales Ltd.(1)	33,480	539,601
			Housing Development &
Precision Drilling Trust	65,141	431,434	Infrastructure Ltd.(1)	63,894	447,045
SXC Health			McLeod Russel India Ltd.	104,912	610,098
Solutions Corp.(1)	21,997	1,107,145
			PSL Ltd.	119,800	393,667
SXC Health Solutions Corp.
(NASDAQ)(1)	5,447	276,108	Rolta India Ltd.	181,747	663,065
Trinidad Drilling Ltd.	99,592	591,664	Voltas Ltd.	371,216	1,387,820
		6,756,742			3,501,695

29

International Opportunities
	Shares	Value		Shares	Value
INDONESIA — 0.7%			NORWAY — 2.7%
Holcim Indonesia Tbk PT(1)	4,289,000	$ 680,434	Austevoll Seafood ASA(1)	74,386	$ 435,151
IRELAND — 0.9%			Petroleum Geo-
Paddy Power plc	21,974	801,780	Services ASA(1)	68,368	710,749
ISRAEL — 0.2%			TGS Nopec Geophysical
			Co. ASA(1)	83,242	1,358,203
RADWARE Ltd.(1)	14,205	185,801
					2,504,103
ITALY — 5.4%			PEOPLE’S REPUBLIC OF CHINA — 3.9%
Amplifon SpA(1)	168,386	754,095
			7 Days Group
Azimut Holding SpA	134,116	1,752,023	Holdings Ltd.(1)	36,156	428,087
DiaSorin SpA	20,131	729,092	AAC Acoustic Technology
Gruppo Editoriale			Holdings, Inc.	316,000	441,174
L’Espresso SpA(1)	236,560	761,918	Fantasia Holdings
Trevi Finanziaria SpA	62,018	1,051,360	Group Co. Ltd.(1)	238,500	62,163
		5,048,488	Shenguan Holdings
			Group Ltd.(1)	772,000	508,023
JAPAN — 12.9%
CyberAgent, Inc.	1,369	2,071,555	Vinda International
			Holdings Ltd.	1,058,000	745,373
Disco Corp.	9,100	524,271	WuXi PharmaTech Cayman,
F.C.C. Co. Ltd.	42,800	716,964	Inc. ADR(1)	54,739	954,101
Fuji Oil Co. Ltd.	17,700	298,549	Zhuzhou CSR Times Electric
Gree, Inc.	27,200	1,447,478	Co. Ltd. H Shares	264,000	532,084
Horiba Ltd.	40,100	896,266			3,671,005
Kintetsu World Express, Inc.	28,400	754,026	SINGAPORE — 1.0%
Nabtesco Corp.	65,000	718,128	Ezra Holdings Ltd.(1)	636,000	951,243
Nifco, Inc.	26,800	481,805	SOUTH AFRICA — 0.6%
Nippon Synthetic Chemical			Aquarius Platinum Ltd.(1)	96,290	561,235
Industry Co. Ltd. (The)	105,000	733,688	SOUTH KOREA — 1.7%
Pigeon Corp.	12,000	521,981	Daum
Sysmex Corp.	13,100	707,739	Communications Corp.(1)	8,795	474,240
Takata Corp.	26,000	503,216	DigiTech Systems Co. Ltd.(1)	20,622	442,483
THK Co. Ltd.	30,100	494,818	Hana Tour Service, Inc.	6,086	242,592
Tokyu Livable, Inc.	39,600	355,502	MegaStudy Co. Ltd.	2,065	426,213
Torishima Pump					1,585,528
Manufacturing Co. Ltd.	14,500	289,866	SPAIN — 1.2%
Zeon Corp.	115,000	468,302	Antena 3 de Television SA	50,660	441,958
		11,984,154	Construcciones y Auxiliar de
MALAYSIA — 1.0%			Ferrocarriles SA	957	499,568
IJM Corp. Bhd	572,732	758,015	Tecnicas Reunidas SA	3,453	188,573
Top Glove Corp. Bhd	76,300	205,791			1,130,099
		963,806	SWEDEN — 4.4%
MEXICO — 0.7%			Autoliv, Inc. SDR	13,093	528,674
Genomma Lab Internacional			Billerud AB(1)	67,850	463,263
SA de CV, Series B(1)	349,575	669,075	Clas Ohlson AB, Class B	27,290	530,412
NETHERLANDS — 2.3%			JM AB(1)	58,165	967,811
Aalberts Industries NV	34,118	442,678	Kinnevik Investment AB,
BinckBank NV	34,214	660,670	Class B	28,404	430,854
Unit 4 Agresso NV(1)	18,701	482,984	Modern Times Group AB
USG People NV(1)	32,888	583,213	B Shares	15,057	669,531
			Nobia AB(1)	70,382	467,427
		2,169,545
					4,057,972

30

International Opportunities
	Shares	Value		Shares	Value
SWITZERLAND — 2.8%			Temporary Cash Investments — 1.5%
Clariant AG(1)	87,202	$ 913,301
			JPMorgan U.S. Treasury
Gategroup Holding AG(1)	16,961	501,510	Plus Money Market Fund
Sika AG	792	1,190,622	Agency Shares	58,652	$ 58,652
		2,605,433	Repurchase Agreement, Bank of America
TAIWAN (REPUBLIC OF CHINA) — 3.7%			Securities, LLC, (collateralized by various
			U.S. Treasury obligations, 4.125%-4.50%,
Johnson Health			5/15/15-11/15/15, valued at $1,327,121),
Tech Co. Ltd.	289,000	414,025	in a joint trading account at 0.12%,
Kinsus Interconnect			dated 11/30/09, due 12/1/09
Technology Corp.	337,000	884,940	(Delivery value $1,300,004)		1,300,000
Silitech Technology Corp.	272,000	895,988	TOTAL TEMPORARY
St. Shine Optical Co. Ltd.	77,000	430,716	CASH INVESTMENTS
WPG Holdings Co. Ltd.	580,000	821,902	(Cost $1,358,652)		1,358,652
			TOTAL INVESTMENT
		3,447,571	SECURITIES — 100.4%
TURKEY — 1.6%			(Cost $74,458,303)		93,373,718
Tofas Turk Otomobil			OTHER ASSETS
Fabrikasi AS	155,385	416,978	AND LIABILITIES — (0.4)%		(372,326)
Turk Ekonomi Bankasi AS(1)	838,703	1,120,489	TOTAL NET ASSETS — 100.0%		$93,001,392
		1,537,467
UNITED KINGDOM — 12.7%			Market Sector Diversification
Acergy SA	47,608	700,870	(as a % of net assets)
Afren plc(1)	779,573	1,093,310	Industrials		20.7%
ARM Holdings plc	270,446	688,277	Consumer Discretionary		17.6%
Aveva Group plc	27,549	439,612	Information Technology		13.4%
Babcock International			Materials		11.9%
Group plc	103,427	1,059,170	Health Care		11.5%
Britvic plc	110,128	711,280	Financials		9.0%
Cape plc(1)	127,967	479,982	Energy		7.7%
Carpetright plc	29,383	431,658	Consumer Staples		6.3%
CSR plc(1)	67,719	452,191	Telecommunication Services		0.8%
Gulf Keystone			Cash and Equivalents*		1.1%
Petroleum Ltd.(1)	148,742	276,506
			*Includes temporary cash investments and other assets and liabilities.
Inchcape plc(1)	1,787,290	817,101
International Personal			Notes to Schedule of Investments
Finance plc	188,301	616,450	ADR = American Depositary Receipt
Jazztel plc(1)	1,112,695	471,156	SDR = Swedish Depositary Receipt
Mcbride plc	126,475	434,230	(1) Non-income producing.
Michael Page
International plc	94,024	518,484	Geographic classifications and market sector diversification
Premier Oil plc(1)	15,059	266,811	are unaudited.
Rightmove plc	50,086	442,469
SSL International plc	119,015	1,453,753
Travis Perkins plc(1)	35,499	442,668	See Notes to Financial Statements.
		11,795,978
TOTAL COMMON STOCKS
(Cost $73,099,651)		92,015,066

31

Statement of Assets and Liabilities

NOVEMBER 30, 2009
	International	International	International
	Stock	Discovery	Opportunities
Assets
Investment securities, at value (cost of $61,879,804,
$744,631,077 and $74,458,303, respectively)	$76,563,791	$953,124,845	$93,373,718
Foreign currency holdings, at value (cost of $5,868,
$116,996 and $105,912, respectively)	5,871	119,592	105,580
Receivable for investments sold	378,959	6,507,680	1,688,882
Receivable for capital shares sold	29,512	234,708	123,025
Dividends and interest receivable	186,357	2,058,948	79,231
Other assets	416	50,193	13,598
	77,164,906	962,095,966	95,384,034

Liabilities
Disbursements in excess of demand deposit cash	1,667	29,952	—
Payable for investments purchased	263,975	996,288	1,968,204
Payable for capital shares redeemed	102,137	647,858	200,346
Accrued management fees	95,171	1,116,849	144,060
Distribution and service fees payable	—	1,337	—
Accrued foreign taxes	—	266,851	70,032
	462,950	3,059,135	2,382,642

Net Assets	$76,701,956	$959,036,831	$93,001,392

Net Assets Consist of:
Capital (par value and paid-in surplus)	$91,559,720	$1,320,104,431	$123,155,438
Undistributed net investment income	692,264	909,682	462,743
Accumulated net realized loss on investment and
foreign currency transactions	(30,242,020)	(570,193,168)	(49,482,691)
Net unrealized appreciation on investments and
translation of assets and liabilities in foreign currencies	14,691,992	208,215,886	18,865,902
	$76,701,956	$ 959,036,831	$ 93,001,392

Investor Class, $0.01 Par Value
Net assets	$76,701,956	$872,864,622	$92,967,902
Shares outstanding	7,020,945	102,046,796	16,921,494
Net asset value per share	$10.92	$8.55	$5.49

Institutional Class, $0.01 Par Value
Net assets	N/A	$79,830,459	$33,490
Shares outstanding	N/A	9,215,857	6,042
Net asset value per share	N/A	$8.66	$5.54

Advisor Class, $0.01 Par Value
Net assets	N/A	$6,341,750	N/A
Shares outstanding	N/A	757,466	N/A
Net asset value per share	N/A	$8.37	N/A

See Notes to Financial Statements.

32

Statement of Operations

YEAR ENDED NOVEMBER 30, 2009
	International	International	International
	Stock	Discovery	Opportunities
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $144,238,
$1,093,134 and $101,389, respectively)	$ 1,650,778	$ 13,284,784	$ 1,021,385
Interest	875	16,018	3,694
Securities lending, net	—	53,210	3,771
	1,651,653	13,354,012	1,028,850

Expenses:
Management fees	970,981	12,090,908	1,395,187
Distribution and service fees	—	18,672	—
Directors’ fees and expenses	2,359	30,544	2,595
Other expenses	1,602	5,904	367
	974,942	12,146,028	1,398,149

Net investment income (loss)	676,711	1,207,984	(369,299)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses
paid (refunded) of $—, $566,722 and $—, respectively)	(10,144,284)	(77,378,599)	(945,597)
Foreign currency transactions	(1,054,520)	(6,173,932)	(701,037)
	(11,198,804)	(83,552,531)	(1,646,634)

Change in net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $—, $266,851
and $70,032, respectively)	22,243,188	261,811,860	23,143,827
Translation of assets and liabilities in foreign currencies	8,861,412	92,278,992	7,657,743
	31,104,600	354,090,852	30,801,570

Net realized and unrealized gain (loss)	19,905,796	270,538,321	29,154,936

Net Increase (Decrease) in Net Assets
Resulting from Operations	$20,582,507	$271,746,305	$28,785,637

See Notes to Financial Statements.

33

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2009 AND NOVEMBER 30, 2008
	International Stock		International Discovery
Increase (Decrease) in Net Assets	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 676,711	$ 1,256,435	$ 1,207,984	$ 7,979,262
Net realized gain (loss)	(11,198,804)	(18,600,496)	(83,552,531)	(483,272,867)
Change in net unrealized
appreciation (depreciation)	31,104,600	(46,228,444)	354,090,852	(561,643,872)
Net increase (decrease) in
net assets resulting from operations	20,582,507	(63,572,505)	271,746,305	(1,036,937,477)

Distributions to Shareholders
From net investment income:
Investor Class	(936,365)	(1,082,682)	(6,272,184)	(6,356,563)
Institutional Class	—	—	(623,699)	(874,387)
Advisor Class	—	—	(57,587)	(6,979)
From net realized gains:
Investor Class	—	(5,805,544)	—	(394,844,373)
Institutional Class	—	—	—	(32,915,911)
Advisor Class	—	—	—	(1,442,399)
Decrease in net assets from distributions	(936,365)	(6,888,226)	(6,953,470)	(436,440,612)

Capital Share Transactions
Net increase (decrease) in net assets
from capital share transactions	(2,858,744)	(14,439,277)(1)	(85,394,901)	346,302,568(1)

Redemption Fees
Increase in net assets from redemption fees	2,513	—(1)	162,422	—(1)

Net increase (decrease) in net assets	16,789,911	(84,900,008)	179,560,356	(1,127,075,521)

Net Assets
Beginning of period	59,912,045	144,812,053	779,476,475	1,906,551,996
End of period	$76,701,956	$ 59,912,045	$959,036,831	$ 779,476,475

Undistributed net investment income	$692,264	$919,289	$909,682	$6,695,502
(1) Capital share transactions for the year ended November 30, 2008 were net of redemption fees (Note 4).

See Notes to Financial Statements.

34

YEARS ENDED NOVEMBER 30, 2009 AND NOVEMBER 30, 2008
	International Opportunities
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ (369,299)	$ 1,066,415
Net realized gain (loss)	(1,646,634)	(46,449,501)
Change in net unrealized appreciation (depreciation)	30,801,570	(60,312,691)
Net increase (decrease) in net assets resulting from operations	28,785,637	(105,695,777)

Distributions to Shareholders
From net investment income:
Investor Class	—	(1,005,979)
Institutional Class	—	(33,311)
From net realized gains:
Investor Class	—	(48,940,313)
Institutional Class	—	(1,080,457)
Decrease in net assets from distributions	—	(51,060,060)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(2,579,078)	6,871,665(1)

Redemption Fees
Increase in net assets from redemption fees	8,832	—(1)

Net increase (decrease) in net assets	26,215,391	(149,884,172)

Net Assets
Beginning of period	66,786,001	216,670,173
End of period	$93,001,392	$ 66,786,001

Undistributed net investment income	$462,743	—
(1) Capital share transactions for the year ended November 30, 2008 were net of redemption fees (Note 4).

See Notes to Financial Statements.

35

Notes to Financial Statements

NOVEMBER 30, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. International Stock Fund (International Stock), International Discovery Fund (International Discovery) and International Opportunities Fund (International Opportunities) (collectively, the funds) are three funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds’ investment objective is to seek capital growth. The funds pursue their objective by investing primarily in equity securities of foreign companies. International Stock primarily invests in securities of issuers in developed foreign countries that are large-sized companies, although it may invest in companies of any size. International Discovery primarily invests in securities of issuers in developed or emerging market countries that are small- to medium-sized companies at the time of purchase. International Opportunities primarily invests in securities of issuers in developed or emerging market countries that are small-sized companies at the time of purchase. The following is a summary of the funds’ significant accounting policies.

Multiple Class — International Stock is authorized to issue the Investor Class. International Discovery is authorized to issue the Investor Class, the Institutional Class and the Advisor Class. International Opportunities is authorized to issue the Investor Class and the Institutional Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The funds record the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

36

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities on Loan — The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the Statement of Operations. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

Exchange Traded Funds — The funds may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on foreign currency transactions and net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2006. Additionally, non-U.S. tax returns filed by the funds due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of filing. At this time, management believes there are no uncertain tax positions which,

37

based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption — International Stock may impose a 2.00% redemption fee on shares held less than 60 days. International Discovery and International Opportunities may impose a 2.00% redemption fee on shares held less than 180 days. These fees may not be applicable to all classes. These redemption fees are retained by a fund and help cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since November 30, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through January 27, 2010, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with American Century Global Investment Management, Inc. (ACGIM) (the investment advisor), under which ACGIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the funds, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACGIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for International Stock ranges from 1.10% to 1.50% for the Investor Class. The annual management fee schedule for International Discovery ranges from 1.20% to 1.75% for the Investor Class and the Advisor Class. The annual management fee schedule for International Opportunities ranges from 1.60% to 2.00% for the Investor Class. The Institutional Class is 0.20% less at each point within the range.

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The effective annual management fee for each class of each fund for the year ended November 30, 2009, was as follows:

	Investor	Institutional	Advisor
International Stock	1.50%	N/A	N/A
International Discovery	1.48%	1.28%	1.48%
International Opportunities	1.95%	1.75%	N/A

ACGIM has entered into a Subadvisory Agreement with ACIM (the subadvisor) on behalf of the funds. The subadvisor makes investment decisions for the cash portion of the funds in accordance with the funds’ investment objectives, policies and restrictions under the supervision of ACGIM and the Board of Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of the funds.

Distribution and Service Fees — The Board of Directors has adopted a Master Distribution and Individual Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on the Advisor Class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the year ended November 30, 2009, are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The funds may invest in mutual funds, exchange traded funds, and business development companies (the acquired funds). Each fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of each fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/ or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACGIM, the corporation’s subadvisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The funds have a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Investment transactions, excluding short-term investments, for the year ended November 30, 2009, were as follows:

	International Stock	International Discovery	International Opportunities
Purchases	$74,713,790	$1,677,262,927	$172,937,883
Sales	$78,335,346	$1,768,851,243	$176,131,730

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4. Capital Share Transactions

Transactions in shares of the funds were as follows:
	Year ended November 30, 2009		Year ended November 30, 2008
	Shares	Amount	Shares	Amount

International Stock
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	937,931	$ 8,529,669	1,268,342	$ 17,252,483
Issued in reinvestment of distributions	105,583	914,349	450,577	6,757,448
Redeemed	(1,423,706)	(12,302,762)	(3,076,774)	(38,449,208)(1)
Net increase (decrease)	(380,192)	$ (2,858,744)	(1,357,855)	$(14,439,277)

International Discovery
Investor Class/Shares Authorized	400,000,000		400,000,000
Sold	8,973,349	$ 62,070,331	15,572,354	$185,693,343
Issued in reinvestment of distributions	1,112,979	6,032,128	28,325,967	386,169,151
Redeemed	(21,983,823)	(150,599,718)	(25,534,894)	(273,173,021)(2)
	(11,897,495)	(82,497,259)	18,363,427	298,689,473
Institutional Class/Shares Authorized	70,000,000		70,000,000
Sold	2,436,097	16,480,062	3,577,588	45,306,392
Issued in reinvestment of distributions	107,347	588,261	2,453,486	33,751,832
Redeemed	(2,014,567)	(13,522,357)	(5,184,774)	(52,166,981)(3)
	528,877	3,545,966	846,300	26,891,243
Advisor Class/Shares Authorized	10,000,000		10,000,000
Sold	245,044	1,614,204	2,008,006	24,142,371
Issued in reinvestment of distributions	10,693	56,778	109,343	1,447,972
Redeemed	(1,230,260)	(8,114,590)	(523,292)	(4,868,491)(4)
	(974,523)	(6,443,608)	1,594,057	20,721,852
Net increase (decrease)	(12,343,141)	$(85,394,901)	20,803,784	$346,302,568

International Opportunities
Investor Class/Shares Authorized	100,000,000		100,000,000
Sold	2,878,583	$13,930,223	799,367	$ 5,682,329
Issued in reinvestment of distributions	—	—	6,031,614	48,303,707
Redeemed	(3,685,056)	(15,251,912)	(7,755,525)	(47,755,326)(5)
	(806,473)	(1,321,689)	(924,544)	6,230,710
Institutional Class/Shares Authorized	10,000,000		10,000,000
Sold	—	—	242,328	1,848,016
Issued in reinvestment of distributions	—	—	138,903	1,113,768
Redeemed	(328,394)	(1,257,389)	(441,223)	(2,320,829)
	(328,394)	(1,257,389)	(59,992)	640,955
Net increase (decrease)	(1,134,867)	$(2,579,078)	(984,536)	$ 6,871,665

(1)	Net of redemption fees of $22,320.
(2)	Net of redemption fees of $401,633.
(3)	Net of redemption fees of $33,836.
(4)	Net of redemption fees of $29,868.
(5)	Net of redemption fees of $4,553.

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5. Fair Value Measurements

The funds’ securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds’ securities as of November 30, 2009:

	Level 1	Level 2	Level 3

International Stock
Investment Securities
Foreign Common Stocks	$5,471,041	$70,648,945	—
Temporary Cash Investments	243,805	200,000	—
Total Value of Investment Securities	$5,714,846	$70,848,945	—

International Discovery
Investment Securities
Foreign Common Stocks	$68,816,865	$870,449,466	—
Temporary Cash Investments	58,514	13,800,000	—
Total Value of Investment Securities	$68,875,379	$884,249,466	—

International Opportunities
Investment Securities
Foreign Common Stocks	$2,693,751	$89,321,315	—
Temporary Cash Investments	58,652	1,300,000	—
Total Value of Investment Securities	$2,752,403	$90,621,315	—

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6. Bank Line of Credit

The funds, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the funds to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the year ended November 30, 2009.

7. Interfund Lending

The funds, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended November 30, 2009, the funds did not utilize the program.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

International Discovery and International Opportunities concentrate their investments in common stocks of smaller companies. Because of this, International Discovery and International Opportunities may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

On December 15, 2009, International Stock, International Discovery and International Opportunities declared and paid the following per-share distributions from net investment income to shareholders of record on December 14, 2009:

	Investor	Institutional	Advisor
International Stock	$0.1029	N/A	N/A
International Discovery	$0.0086	$0.0263	—
International Opportunities	$0.0556	$0.0671	N/A

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The tax character of distributions paid during the years ended November 30, 2009 and November 30, 2008 were as follows:

	International Stock		International Discovery
	2009	2008	2009	2008
Distributions Paid From:
Ordinary income	$936,365	$3,196,425	$6,953,470	$142,720,514
Long-term capital gains	—	$3,691,801	—	$293,720,098

			International Opportunities
			2009	2008
Distributions Paid From:
Ordinary income			—	$19,328,096
Long-term capital gains			—	$31,731,964

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2009, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	International	International	International
	Stock	Discovery	Opportunities
Federal tax cost of investments	$63,237,001	$749,147,163	$76,503,399
Gross tax appreciation of investments	$13,803,566	$210,941,009	$17,930,324
Gross tax depreciation of investments	(476,776)	(6,963,327)	(1,060,005)
Net tax appreciation (depreciation) of investments	$13,326,790	$203,977,682	$16,870,319
Net tax appreciation (depreciation) on translation
of assets and liabilities in foreign currencies	$ 7,573	$ (277,884)	$ (49,513)
Net tax appreciation (depreciation)	$13,334,363	$203,699,798	$16,820,806
Undistributed ordinary income	$782,081	$2,387,041	$1,830,669
Accumulated capital losses	$(28,974,208)	$(566,991,044)	$(48,805,521)
Currency loss deferrals	—	$(163,395)	—

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and on investments in passive foreign investment companies.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

	2016	2017
International Stock	$(13,731,461)	$(15,242,747)
International Discovery	$(325,506,389)	$(241,484,655)
International Opportunites	$(37,030,164)	$(11,775,357)

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The currency loss deferrals listed on the previous page represent net foreign currency losses incurred in the one-month period ended November 30, 2009. International Discovery has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

10. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the funds. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

11. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2009.

For corporate taxpayers, the funds hereby designate the following ordinary income distributions, or up to the maximum amount allowable, as qualified for the corporate dividends received deduction for the fiscal year ended November 30, 2009.

International Stock	International Discovery	International Opportunities
—	$9,388	—

For the fiscal year ended November 30, 2009, the funds intend to pass through to shareholders the following as a foreign tax credit, or up to the maximum amount allowable, which represents taxes paid on the following income derived from sources within foreign countries or possessions of the United States.

	International Stock	International Discovery	International Opportunities
Foreign source income	$1,774,280	$14,257,350	$1,120,470
Foreign tax expense	$147,126	$1,058,908	$100,972

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Financial Highlights

International Stock

Investor Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009	2008	2007	2006	2005(1)
Per-Share Data
Net Asset Value, Beginning of Period	$8.09	$16.53	$13.57	$10.84	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.09(2)	0.15(2)	0.13	0.06	0.06(2)
Net Realized and Unrealized Gain (Loss)	2.87	(7.81)	2.88	2.74	0.78
Total From Investment Operations	2.96	(7.66)	3.01	2.80	0.84
Distributions
From Net Investment Income	(0.13)	(0.12)	(0.05)	(0.08)	—
From Net Realized Gains	—	(0.66)	—	—	—
Total Distributions	(0.13)	(0.78)	(0.05)	(0.08)	—
Redemption Fees(2)	—(3)	—(3)	—(3)	0.01	—
Net Asset Value, End of Period	$10.92	$8.09	$16.53	$13.57	$10.84

Total Return(4)	36.96%	(48.50)%	22.22%	26.07%	8.40%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.50%	1.51%	1.50%	1.50%	1.50%(5)
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.05%	1.12%	0.83%	0.40%	0.91%(5)
Portfolio Turnover Rate	117%	107%	103%	109%	109%
Net Assets, End of Period (in thousands)	$76,702	$59,912	$144,812	$90,181	$20,342
(1)	March 31, 2005 (fund inception) through November 30, 2005.
(2)	Computed using average shares outstanding throughout the period.
(3) Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(5) Annualized.

See Notes to Financial Statements.

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International Discovery

Investor Class
For a Share Outstanding Throughout the Years Ended November 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$6.26	$18.40	$18.01	$15.94	$15.11
Income From Investment Operations
Net Investment Income (Loss)(1)	0.01	0.06	0.05	(0.02)	0.14
Net Realized and Unrealized Gain (Loss)	2.34	(8.09)	4.60	5.00	2.97
Total From Investment Operations	2.35	(8.03)	4.65	4.98	3.11
Distributions
From Net Investment Income	(0.06)	(0.06)	—	(0.13)	—
From Net Realized Gains	—	(4.05)	(4.26)	(2.78)	(2.28)
Total Distributions	(0.06)	(4.11)	(4.26)	(2.91)	(2.28)
Net Asset Value, End of Period	$8.55	$6.26	$18.40	$18.01	$15.94

Total Return(2)	38.06%	(55.48)%	32.18%	36.41%	24.30%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.48%	1.37%	1.36%	1.41%	1.47%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.13%	0.51%	0.30%	(0.11)%	1.02%
Portfolio Turnover Rate	207%	175%	162%	148%	145%
Net Assets, End of Period (in thousands)	$872,865	$713,764	$1,758,335	$1,446,955	$1,145,623
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

46

International Discovery

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$6.34	$18.59	$18.16	$16.06	$15.21
Income From Investment Operations
Net Investment Income (Loss)(1)	0.02	0.08	0.09	0.04	0.17
Net Realized and Unrealized Gain (Loss)	2.37	(8.18)	4.64	5.00	2.99
Total From Investment Operations	2.39	(8.10)	4.73	5.04	3.16
Distributions
From Net Investment Income	(0.07)	(0.10)	—	(0.16)	—
From Net Realized Gains	—	(4.05)	(4.30)	(2.78)	(2.31)
Total Distributions	(0.07)	(4.15)	(4.30)	(2.94)	(2.31)
Net Asset Value, End of Period	$8.66	$6.34	$18.59	$18.16	$16.06

Total Return(2)	38.32%	(55.37)%	32.45%	36.65%	24.56%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.28%	1.17%	1.16%	1.21%	1.27%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.33%	0.71%	0.50%	0.09%	1.22%
Portfolio Turnover Rate	207%	175%	162%	148%	145%
Net Assets, End of Period (in thousands)	$79,830	$55,091	$145,723	$105,849	$205,406
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

47

International Discovery

Advisor Class
For a Share Outstanding Throughout the Years Ended November 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$6.13	$18.08	$17.76	$15.75	$14.95
Income From Investment Operations
Net Investment Income (Loss)(1)	—(2)	0.06	0.07	(0.08)	0.10
Net Realized and Unrealized Gain (Loss)	2.29	(7.95)	4.46	4.96	2.95
Total From Investment Operations	2.29	(7.89)	4.53	4.88	3.05
Distributions
From Net Investment Income	(0.05)	(0.01)	—	(0.09)	—
From Net Realized Gains	—	(4.05)	(4.21)	(2.78)	(2.25)
Total Distributions	(0.05)	(4.06)	(4.21)	(2.87)	(2.25)
Net Asset Value, End of Period	$8.37	$6.13	$18.08	$17.76	$15.75

Total Return(3)	37.71%	(55.56)%	31.83%	36.08%	24.01%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.73%	1.63%	1.61%	1.66%	1.72%
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.12)%	0.25%	0.05%	(0.36)%	0.77%
Portfolio Turnover Rate	207%	175%	162%	148%	145%
Net Assets, End of Period (in thousands)	$6,342	$10,622	$2,494	$7	$70
(1)	Computed using average shares outstanding throughout the period.
(2) Per-share amount was less than $0.005.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

48

International Opportunities

Investor Class
For a Share Outstanding Throughout the Years Ended November 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$3.70	$11.37	$11.79	$12.27	$9.35
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.02)	0.05	0.02	(0.01)	0.02
Net Realized and Unrealized Gain (Loss)	1.81	(5.06)	2.94	2.53	3.19
Total From Investment Operations	1.79	(5.01)	2.96	2.52	3.21
Distributions
From Net Investment Income	—	(0.05)	—(2)	(0.01)	—
From Net Realized Gains	—	(2.61)	(3.38)	(2.99)	(0.29)
Total Distributions	—	(2.66)	(3.38)	(3.00)	(0.29)
Net Asset Value, End of Period	$5.49	$3.70	$11.37	$11.79	$12.27

Total Return(3)	48.38%	(56.46)%	33.73%	25.37%	35.28%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.95%	1.87%	1.81%	1.85%	1.91%
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.52)%	0.72%	0.19%	(0.06)%	0.20%
Portfolio Turnover Rate	244%	206%	149%	160%	112%
Net Assets, End of Period (in thousands)	$92,968	$65,541	$212,157	$180,732	$198,197
(1)	Computed using average shares outstanding throughout the period.
(2) Per-share amount was less than $0.005.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

49

International Opportunities

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$3.72	$11.44	$11.85	$12.32	$9.37
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.04)	0.07	0.06	0.02	0.10
Net Realized and Unrealized Gain (Loss)	1.86	(5.10)	2.94	2.54	3.14
Total From Investment Operations	1.82	(5.03)	3.00	2.56	3.24
Distributions
From Net Investment Income	—	(0.08)	(0.03)	(0.04)	—
From Net Realized Gains	—	(2.61)	(3.38)	(2.99)	(0.29)
Total Distributions	—	(2.69)	(3.41)	(3.03)	(0.29)
Net Asset Value, End of Period	$5.54	$3.72	$11.44	$11.85	$12.32

Total Return(2)	48.92%	(56.44)%	33.97%	25.66%	35.53%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.75%	1.67%	1.61%	1.65%	1.71%
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.32)%	0.92%	0.39%	0.14%	0.40%
Portfolio Turnover Rate	244%	206%	149%	160%	112%
Net Assets, End of Period (in thousands)	$33	$1,245	$4,513	$1,099	$31
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

50

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders, American Century World Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of International Stock Fund, International Discovery Fund, and International Opportunities Fund, three of the funds constituting American Century World Mutual Funds, Inc. (the “Corporation”), as of November 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of International Stock Fund, International Discovery Fund, and International Opportunities Fund of American Century World Mutual Funds, Inc., as of November 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 27, 2010

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Management

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is 72. However, the mandatory retirement age of any director may be extended with the approval of the remaining independent directors. Those listed as interested directors are “interested” primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds’ investment advisor, American Century Global Investment Management, Inc. (ACGIM) or American Century Investment Management, Inc. (ACIM); the funds’ principal underwriter, American Century Investment Services, Inc. (ACIS); and the funds’ transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACGIM, ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 registered investment companies in the American Century Investments family of funds advised by ACGIM or ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

Interested Director
Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Funds: Director (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Director: 103
Other Directorships Held by Director: None

Independent Directors
Thomas A. Brown, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1940
Position(s) Held with Funds: Director (since 1980)
Principal Occupation(s) During Past 5 Years: Managing Member, Associated Investments, LLC
(real estate investment company); Managing Member, Brown Cascade Properties,
LLC (real estate investment company); Retired, Area Vice President, Applied
Industrial Technologies (bearings and power transmission company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

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Andrea C. Hall, Ph.D., 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Funds: Director (since 1997)
Principal Occupation(s) During Past 5 Years: Retired, Advisor to the President, Midwest
Research Institute (not-for-profit, contract research organization)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

James A. Olson, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1942
Position(s) Held with Funds: Director (since 2007)
Principal Occupation(s) During Past 5 Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to
September 2006)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Saia, Inc.; Entertainment Properties Trust

Donald H. Pratt, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1937
Position(s) Held with Funds: Director (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Chairman and Chief Executive Officer, Western
Investments, Inc. (real estate company); Retired Chairman of the Board, Butler
Manufacturing Company (metal buildings producer)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

Gale E. Sayers, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1943
Position(s) Held with Funds: Director (since 2000)
Principal Occupation(s) During Past 5 Years: President, Chief Executive Officer and Founder,
Sayers40, Inc. (technology products and services provider)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

M. Jeannine Strandjord, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Funds: Director (since 1994)
Principal Occupation(s) During Past 5 Years: Retired, formerly Senior Vice President, Sprint
Corporation (telecommunications company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: DST Systems, Inc.; Euronet Worldwide, Inc.; Charming
Shoppes, Inc.

John R. Whitten, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1946
Position(s) Held with Funds: Director (since 2008)
Principal Occupation(s) During Past 5 Years: Project Consultant, Celanese Corp. (industrial chemical company) (September 2004 to January 2005)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Rudolph Technologies, Inc.

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Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Funds: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS,
ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Funds: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM
and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to
August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Funds: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Funds: Vice President, Treasurer and Chief Financial Officer (all
since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present); and
Controller, various American Century Investments funds (1997 to September 2006)

David H. Reinmiller, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Funds: Vice President (since September 2000)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (January 1994 to present);
Associate General Counsel, ACC (January 2001 to present); Chief Compliance
Officer, American Century Investments funds, ACIM and ACGIM (January 2001 to
February 2005). Also serves as: Associate General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Vice President, ACIM, ACGIM and ACS

Ward Stauffer, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1960
Position(s) Held with Funds: Secretary (since February 2005)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (June 2003 to present)

The SAI has additional information about the funds’ directors and is available without charge, upon request, by calling 1-800-345-2021.

54

Approval of Management Agreements

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services (including subadvisory services) are required to be reviewed, evaluated and approved by a majority of a fund’s independent directors or trustees (the “Directors”) each year. At American Century Investments, this process is referred to as the “15(c) Process.” As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor and the subadvisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning International Stock, International Discovery, and International Opportunities (the “Funds”) and the services provided to the Funds under the management and subadvisory agreements. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Funds;

• the wide range of programs and services the advisor provides to the Funds and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of both the advisor and the subadvisor;

• data comparing the cost of owning the Funds to the cost of owning a similar fund;

• data comparing the Funds’ performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Funds to the advisor and the overall profitability of the advisor;

55

• data comparing services provided and charges to other investment management clients of the advisor; and

• consideration of collateral benefits derived by the advisor from the manage ment of the Funds and any potential economies of scale relating thereto.

In keeping with its practice, the Funds’ board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, the 15(c) Providers, and the board’s independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the Funds, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management and subadvisory agreements under the terms ultimately determined by the board to be appropriate, the Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services – Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the Funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• Fund construction and design

• portfolio security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of each Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

56

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. They discussed with the advisor the challenges presented by these changes and the impact on the Funds. The directors specifically noted that with respect to the Funds, the advisor had retained the subad-visor to provide the day-to-day cash management services. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the board expects the advisor and subadvisor to manage the Funds in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the advisor and subadvisor have an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the advisor and subadvisor utilize teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the Funds, together with comparative information for appropriate benchmarks and/or peer groups of funds managed similarly to the Funds. The Directors also review detailed performance information during the 15(c) Process comparing each Fund’s performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. International Stock’s performance for both the one- and three-year periods was above the median for its peer group. The performance of International Discovery and International Opportunities was above the median for its respective peer group for the three-year period and below the median for the one-year period.

Shareholder and Other Services. The advisor provides the Funds with a comprehensive package of transfer agency, shareholder, and other services. The Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing

57

services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing the Funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor’s profits were reasonable in light of the services provided to the Funds. The board did not consider the profitability of the subadvisor because the subadvisor is paid from the unified fee of the advisor as a result of arm’s length negotiations.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices. With respect to the subadvisor, as part of its oversight responsibilities, the board approves the subadvisor’s code of ethics and any changes thereto. Further, through the advisor’s compliance group, the board stays abreast of any violations of the subadvisor’s code.

Economies of Scale. The Directors review information provided by the advisor regarding the possible existence of economies of scale in connection with the management of the Funds. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the Funds specifically, the expenses incurred by the advisor in providing various functions to the Funds, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as each Fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The Funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of each Fund’s independent directors (including their independent legal counsel).

58

The Directors specifically noted that the subadvisory fees paid to the subadvisor under the subadvisory agreement were subject to arm’s length negotiation between the advisor and the subadvisor and are paid by the advisor out of its unified fee.

Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing each Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group and performing a regression analysis to evaluate the effect of fee breakpoints as assets under management increase. The unified fee charged to the shareholders of International Discovery was below the median of the total expense ratios of its peer group. The unified fees charged to shareholders of International Stock and International Opportunities were above the median of the total expense ratios of their respective peer groups. In addition, the Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year. The board concluded that the management fee paid by each Fund to the advisor was reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Directors analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Collateral Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the Funds. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors

59

noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Funds to determine breakpoints in each Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between each Fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

Additionally, the board, including all the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor, concluded that the subadvisory agreement between the advisor and the subadvisor, on behalf of each Fund, is fair and reasonable in light of the services provided and should be renewed.

60

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Global Investment Management, Inc., the funds’ investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury. com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

61

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The Morgan Stanley Capital International All Country World Index (MSCI ACWI) is designed to measure equity market performance of developed and emerging markets. The MSCI ACWI includes 47 country indices.

The MSCI AC (All Country) World ex-US Mid Cap Growth Index represents the performance of mid cap growth stocks in developed and emerging markets, excluding the United States.

The MSCI AC (All Country) World ex-US Small Cap Growth Index represents the performance of small cap growth stocks in developed and emerging markets, excluding the United States.

The MSCI EAFE (Europe, Australasia, Far East) Index is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE Growth Index is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far East.

The MSCI EAFE Value Index is a capitalization-weighted index that monitors the performance of value stocks from Europe, Australasia, and the Far East.

The MSCI EM (Emerging Markets) Growth Index represents the performance of growth stocks in global emerging market countries.

The MSCI Europe Index is designed to measure equity market performance in Europe.

The MSCI Japan Index is designed to measure equity market performance in Japan.

The MSCI World Free Index represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

62

Notes

63

Notes

64

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century World Mutual Funds, Inc.
Investment Advisor:
American Century Global Investment Management, Inc.
New York, New York

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1001
CL-ANN-67331S

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century World Mutual Funds, Inc.
Investment Advisor:
American Century Global Investment Management, Inc.
New York, New York

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1001
CL-ANN-67331N

Annual Report
November 30, 2009

American Century Investments

NT International Growth Fund

NT Emerging Markets Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
International Equity Total Returns	4

NT International Growth

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Types of Investments in Portfolio	9
Investments by Country	9

NT Emerging Markets

Performance	10
Portfolio Commentary	12
Top Ten Holdings	14
Types of Investments in Portfolio	14
Investments by Country	14

Shareholder Fee Examples	15

Financial Statements

Schedule of Investments	17
Statement of Assets and Liabilities	24
Statement of Operations	25
Statement of Changes in Net Assets	26
Notes to Financial Statements	27
Financial Highlights	34
Report of Independent Registered Public Accounting Firm	36

Other Information

Management	37
Approval of Management Agreements	40
Additional Information	46
Index Definitions	47

The opinions expressed in the Market Perspective and each of the Portfolio Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for taking time to review the following pages, which provide the performance of your investment along with the perspectives of our experienced portfolio management team for the financial reporting period ended November 30, 2009. We appreciate your trust in American Century Investments® at this volatile, transitional time in the economy and investment markets.

As the upheavals associated with the “Great Recession” gradually subside, our senior management team has put considerable thought into how the investment environment has changed and what new challenges and opportunities await us. Critical factors that we are anticipating in 2010 include marked shifts in investment and spending behavior, along with consolidation in our industry.

Most importantly, we think the U.S. economic recovery will be slow and extended. The economy and capital markets have come a long way since Lehman Brothers collapsed in the third quarter of 2008, but 2010 will likely bring continuing challenges. The U.S. stock market’s rebound since last March and the second-half economic surge in 2009 were fueled largely by corporate cost-cutting and unprecedented monetary and fiscal stimulus, including some key programs that have since expired or been scaled back.

Meanwhile, the resilient but struggling consumer sector still faces double-digit unemployment, heavy debt burdens, tight credit conditions, and a housing market that is starting to stabilize, but remains vulnerable. Much of our investment positioning in 2009 cautiously reflected these still unstable economic fundamentals, leading to underperformance, in some cases, versus market benchmarks buoyed by the rally of riskier assets. We still support our fundamentally based positioning because we believe strongly that some markets—driven more by technical factors than fundamentals—have advanced further than underlying economic conditions warrant, and remain susceptible to the possibility of more volatility ahead.

Thank you for your continued confidence in us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

In my first letter to shareholders of the American Century Investments funds, I invited you to contact me with your questions. I have been gratified with your response. Most shareholder inquiries to date have related to specific fund performance issues. As I noted in my individual responses, your board through the Fund Performance Committee continues to stress improved performance in our quarterly meetings with chief investment officers and fund managers.

An important part of our fund performance review process is a face-to-face meeting with portfolio managers. The board traveled during the second quarter to the American Century Investments office in Mountain View, California to meet with the fund of funds and asset allocation portfolio management teams. These meetings validated the importance of thorough reviews of investment opportunities by the credit management personnel resident in that office. As a result of their efforts, American Century Investments funds were able to avoid the “toxic assets” that plagued many other fund families in 2008.

From April through June 2009, the board conducted its annual review of the advisory contracts between American Century Investments and each fund. Our efforts involved a review of fund information, including assets under management; total expense ratio compared to peers; economies of scale; fee breakpoints that reduce shareholder costs as assets increase; performance compared to peers and benchmarks; and the quality of services provided to fund shareholders. A detailed discussion of board considerations in connection with advisory contract renewal is included annually in each fund’s shareholder reports. During this review, the board focuses on a detailed comparison of the competitive position of each fund and has negotiated more than 60 breakpoints or fee reductions in the past five years.

The board looks forward to another year of work on your behalf and your comments are appreciated. You are invited to email me at dhpratt@fundboardchair.com.

3

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Stocks Shook Off Early Declines

The near-collapse of the global financial system in the fall of 2008 fueled the worldwide recession and credit crisis and sent investors fleeing stocks and other risky assets. In this environment, international equity markets plunged to multi-year lows on sharp double-digit losses.

By mid-March, investor confidence and stock market performance showed an abrupt and surprising turnaround, triggered by a belief that the global financial system was no longer on the verge of collapse. Optimistic investors focused on early signs suggesting the global recession was easing, favoring lower-quality stocks that had been battered the most in the prior months. By the third quarter of 2009, gross domestic product returned to positive territory in Germany, France, and Japan, while industrial production and global trade levels improved in China. Meanwhile, consumer confidence improved throughout Europe, and in the United Kingdom the troubled housing market showed signs of stabilizing.

After bottoming on March 9, global stock markets rallied sharply to finish the 12-month period with strong gains. With renewed confidence in equities, investors shifted funds toward riskier assets, which, combined with rising commodity prices, bolstered performance among emerging markets.

Recovery’s Sustainability Remained in Question

Despite improving conditions, central bankers worldwide voiced concerns about the overall stability and sustainability of the economic recovery. The Bank of Japan stated downside risks remain, and European Central Bank officials stressed a recovery likely would be uneven. At the same time, officials mulled plans to reduce market liquidity, as the massive and widespread government stimulus efforts neared expiration. Meanwhile, rising unemployment dampened consumer spending, pricing data failed to support inflationary or deflationary expectations, and the Chinese government repeated concerns about overcapacity in the materials sector.

If, in the coming months, consumers worldwide do not increase spending, either due to prolonged unemployment or the need to repair their net worth, additional stimulus packages may become necessary. We expect continued easy monetary and fiscal policies globally, as most central banks seek to avoid fostering a “double dip” recession.

International Equity Total Returns
For the 12 months ended November 30, 2009 (in U.S. dollars)
MSCI EAFE Index	37.72%	MSCI Europe Index	40.83%
MSCI EAFE Growth Index	34.93%	MSCI World Free Index	31.79%
MSCI EAFE Value Index	40.54%	MSCI Japan Index	14.01%
MSCI EM Growth Index	83.97%

4

Performance

NT International Growth

Total Returns as of November 30, 2009
		Average Annual
		Returns
		Since	Inception
	1 year	Inception	Date
Institutional Class	39.09%	-2.67%	5/12/06
MSCI EAFE Index	37.72%	-3.37%	—
MSCI EAFE Growth Index	34.93%	-3.18%	—

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

NT International Growth

One-Year Returns Over Life of Class
Periods ended November 30
	2006*	2007	2008	2009
Institutional Class	3.40%	23.40%	-48.82%	39.09%
MSCI EAFE Index	4.97%	17.30%	-47.79%	37.72%
MSCI EAFE Growth Index	2.43%	22.32%	-47.28%	34.93%
*From 5/12/06, the Institutional Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	1.22%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

NT International Growth

Portfolio Managers: Alex Tedder and Raj Gandhi

Performance Summary

The NT International Growth portfolio advanced 39.09% for the 12 months ended November 30, 2009, outperforming its benchmark, the MSCI EAFE Index, which gained 37.72%.

Despite the severe global recession, credit-market meltdown, and financial-sector crisis, international stocks finished the 12-month period with sharp gains. Initially, stocks plunged, as rising unemployment, shrinking industrial output, and negative economic growth rates sent investor confidence tumbling. By mid-March, however, market sentiment and stock performance reversed course quickly, as massive stimulus efforts from global central banks and governments generated optimism among investors.

On an absolute basis, all sectors and nearly every country represented in the portfolio and benchmark posted positive returns for the 12-month period. Stock selection, primarily in the information technology and financial sectors, accounted for the portfolio’s outperformance relative to the benchmark.

Japan, South Korea Were Top Countries

From a regional perspective, the portfolio’s holdings in Japan contributed the most to relative performance, due to favorable stock selection combined with an underweight position. South Korea, a non-benchmark country, also contributed strongly to portfolio results, as the country’s economy benefited from low interest rates and government stimulus efforts. In particular, Hyundai Motor Co. was among the portfolio’s leading contributors, as the “cash for clunkers” incentive program in the U.S. boosted sales for the automaker.

At the opposite end of the spectrum, an underweight position in Australia and poor stock selection in Germany hurt the portfolio’s performance.

Technology, Utilities Drove Sector Results

Information technology was the portfolio’s top-performing sector, with stock selection driving the solid results. Our stock selection was particularly effective in the communications equipment segment, where Canadian-based Research In Motion (RIM) was the top-contributing stock. The portfolio’s out-of-benchmark position in RIM, the developer of the BlackBerry wireless device, was among the leading contributors for the period. Sales of the company’s touch-screen Storm device, RIM’s answer to Apple’s iPhone, gained traction after RIM resolved several software issues that emerged after the product’s initial launch.

7

NT International Growth

An underweight position in the utilities sector also contributed strongly to relative performance. In addition, the portfolio’s energy sector was strong, while the consumer discretionary sector, the second-largest weighting in the fund, contributed positively. In addition to the positive contribution from Hyundai Motor Co., an overweight to specialty retailers boosted results. In the challenging economic environment, consumers “traded down” for value. Portfolio holdings such as the U.K.’s Kingfisher (home improvement) and Japan’s FAST RETAILING (lower-priced clothing) and Nitori (the “Japanese IKEA”) benefited from these consumer spending trends.

Industrials, Materials Sectors Lagged

The industrials sector represented the portfolio’s largest performance detractor, primarily due to an underweight to the sector and ineffective stock selection. Our underweight in industrial conglomerates combined with an overweight in the machinery industry accounted for the bulk of the sector’s underperformance. Our overweight position in Central Japan Railway was the sector’s largest laggard, and it was among the weakest holdings in the portfolio.

The portfolio’s materials sector also hurt performance, due to an underweight in the metals and mining industry. Australia’s Rio Tinto Limited, a mining company, was among the portfolio’s largest detractors.

Outlook

Signs of improvement in corporate earnings have surfaced globally. While most of the improvements have come from cost cutting and restructuring, we remain encouraged and believe any revenue growth may immediately affect the bottom line. Nevertheless, the upcoming corporate earnings reporting season should provide more clarity on the sustainability of recent improvements. NT International Growth continues to primarily invest in companies located in developed countries around the world (excluding the United States).

8

NT International Growth

Top Ten Holdings as of November 30, 2009
	% of net assets	% of net assets
	as of 11/30/09	as of 5/31/09
HSBC Holdings plc (Hong Kong)	2.0%	1.4%
BHP Billiton Ltd.	2.0%	1.6%
Vale SA Preference Shares	1.9%	1.4%
Banco Santander SA	1.9%	1.9%
BG Group plc	1.7%	1.9%
Roche Holding AG	1.7%	1.3%
Saipem SpA	1.6%	1.7%
Telefonica SA	1.6%	1.0%
BNP Paribas	1.6%	1.2%
Novartis AG	1.6%	1.2%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 11/30/09	as of 5/31/09
Foreign Common Stocks	98.6%	98.7%
Temporary Cash Investments	1.0%	0.9%
Other Assets and Liabilities	0.4%	0.4%

Investments by Country as of November 30, 2009
	% of net assets	% of net assets
	as of 11/30/09	as of 5/31/09
United Kingdom	17.8%	17.2%
Japan	15.1%	13.8%
Switzerland	8.0%	10.0%
France	6.6%	6.0%
Germany	5.9%	6.5%
Australia	4.3%	4.4%
Brazil	4.1%	2.6%
People’s Republic of China	3.8%	3.0%
Spain	3.5%	3.3%
Sweden	3.3%	0.6%
Netherlands	3.2%	2.1%
South Korea	2.8%	2.9%
Other Countries	20.2%	26.3%
Cash and Equivalents*	1.4%	1.3%
*Includes temporary cash investments and other assets and liabilities.

9

Performance

NT Emerging Markets

Total Returns as of November 30, 2009
		Average Annual
		Returns
		Since	Inception
	1 year	Inception	Date
Institutional Class	73.87%	2.33%	5/12/06
MSCI EM Growth Index(1)	83.97%	7.16%(2)	—
MSCI EM Index	85.12%	5.42%	—
(1)	In April of 2009, the fund’s benchmark changed from the MSCI EM Index to the MSCI EM Growth Index. The fund’s investment advisor believes this index better represents the fund’s portfolio composition.
(2)	Since 5/31/06, the date nearest the fund’s inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

10

NT Emerging Markets

One-Year Returns Over Life of Class
Periods ended November 30
		2006*	2007	2008	2009
Institutional Class		10.10%	48.22%	-61.75%	73.87%
MSCI EM Growth Index		19.34%	42.79%	-59.37%	83.97%
MSCI EM Index		3.37%	45.15%	-56.56%	85.12%
*From 5/12/06, the Institutional Class’s inception date. MSCI EM Growth Index data from 5/31/06, the date nearest the fund’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	1.67%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

11

Portfolio Commentary

NT Emerging Markets

Portfolio Manager: Patricia Ribeiro

Performance Summary

The NT Emerging Markets portfolio advanced 73.87% for the 12 months ended November 30, 2009, underperforming its benchmark, the MSCI EM Growth Index,* which gained 83.97%.

Emerging markets stocks surged in 2009, as investors seeking to recoup the losses of 2008 sought higher-yielding assets with fewer links to battered developed economies negatively influenced by the global economic crisis and subprime market debacle. While the fallout in global markets left few economies unscathed, sound macroeconomic fundamentals and stimulus measures helped emerging market countries cope better than other nations. Moreover, most emerging markets were shielded from the problems of the developed world due to years of conservative fiscal policy, higher savings rates, employment growth, and increases in business and infrastructure investment. Unlike consumers in the U.S. and other developed countries, consumers in emerging economies did not take on huge amounts of debt, and financial institutions avoided toxic assets such as subprime mortgages.

The portfolio’s underperformance relative to the benchmark primarily was due to sector allocations and the impact of currency exchange rates. Overall, our stock selection was a positive contributor, but it was not sufficient to offset the negative impact of our sector allocations and currency factors.

Israel Led Detractors; Mexico Led Contributors

From a regional perspective, the portfolio’s largest detractors to performance included Israel, Brazil, and India. Stock selection hurt in Israel and India, while currency factors were a negative influence in Brazil. On the positive side, Turkey, Mexico, and Russia represented the portfolio’s leading country contributors, primarily due to positive stock selection.

All Sectors Showed Strong Returns

On an absolute basis, all of the portfolio’s 10 sectors posted strong gains for the 12-month period, with returns in the utilities and materials sectors reaching 100%. Relative to the benchmark, the portfolio’s information technology, energy, and materials sectors detracted from results, while its telecommunication services, utilities, and industrials sectors contributed positively to relative performance.

Our poor relative performance in the information technology sector was primarily due to portfolio-only holding Rolta India, the fund’s leading detractor for the period. Stock in the India-based geospatial mapping systems company plummeted in the wake of a financial scandal involving Indian technology outsourcing company Satyam. Subsequent rumors implicated Rolta, which denied any wrongdoing.

*In April 2009, the fund’s benchmark changed from the MSCI EM Index to the MSCI EM Growth Index. The fund’s investment advisor believes this index better represents the fund’s portfolio composition.

12

NT Emerging Markets

In the energy sector, our stock selection and overweight position generally were favorable, but currency exchange rates detracted from results. In the materials sector, our strategies in the chemicals and metals and mining industries accounted for the bulk of the lagging results. In particular, our underweight position in Brazilian iron ore miner Vale SA detracted from performance.

The portfolio’s outperformance in the telecommunication services sector was largely due to stock selection and our underweight position in the wireless industry. Specifically, Mexico’s America Movil SAB, a wireless telecom services provider doing business in Mexico and Latin America, was a leading contributor. Stock selection drove the strong overall performance in the portfolio’s utilities sector. In particular, the portfolio benefited from our overweight position in India’s state-owned Power Grid Corp. In the industrials sector, our overweight position in China High Speed Transmission Equipment Group, a manufacturer of gear boxes for wind turbines, drove results. With an absolute total return of nearly 200%, the stock finished the 12-month period as the leading contributor to the portfolio’s performance.

Outlook

Emerging markets have been able to withstand the greatest economic crisis since the Great Depression, primarily because they have managed their economies well throughout the past several years. While challenges remain, we expect emerging markets may continue to offer above-average earnings growth in the short and long term. We believe the global economy should start growing again in 2010, and the emerging markets may accelerate at a much faster rate than the U.S. and Europe, due in part to continued frugality among Western consumers.

13

NT Emerging Markets

Top Ten Holdings as of November 30, 2009
	% of net assets	% of net assets
	as of 11/30/09	as of 5/31/09
Samsung Electronics Co. Ltd.	5.0%	3.5%
Vale SA Preference Shares	4.8%	4.2%
Petroleo Brasileiro SA — Petrobras ADR	3.6%	4.9%
Itau Unibanco Holding SA Preference Shares	3.0%	2.0%
Hon Hai Precision Industry Co. Ltd.	2.6%	2.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.6%	2.4%
China Life Insurance Co. Ltd. H Shares	2.3%	1.8%
Sberbank of Russian Federation	2.3%	1.2%
Infosys Technologies Ltd.	2.2%	0.8%
America Movil SAB de CV, Series L ADR	2.2%	2.2%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 11/30/09	as of 5/31/09
Foreign Common Stocks	92.3%	98.3%
Temporary Cash Investments	3.8%	0.7%
Other Assets and Liabilities	3.9%	1.0%

Investments by Country as of November 30, 2009
	% of net assets	% of net assets
	as of 11/30/09	as of 5/31/09
Brazil	15.5%	16.7%
People’s Republic of China	13.2%	13.7%
South Korea	12.2%	11.7%
Russian Federation	9.1%	6.7%
Taiwan (Republic of China)	8.0%	14.2%
India	7.4%	8.5%
Hong Kong	5.5%	5.2%
South Africa	5.0%	6.7%
Mexico	3.9%	2.8%
Indonesia	3.0%	2.3%
Turkey	2.3%	1.8%
Other Countries	7.2%	8.0%
Cash and Equivalents*	7.7%	1.7%
*Includes temporary cash investments and other assets and liabilities.

14

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2009 to November 30, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

15

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	6/1/09	11/30/09	6/1/09 - 11/30/09	Expense Ratio*
NT International Growth
Actual	$1,000	$1,197.50	$6.39	1.16%
Hypothetical	$1,000	$1,019.25	$5.87	1.16%
NT Emerging Markets
Actual	$1,000	$1,258.50	$8.78	1.55%
Hypothetical	$1,000	$1,017.30	$7.84	1.55%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

16

Schedule of Investments

NT International Growth

NOVEMBER 30, 2009
	Shares	Value		Shares	Value
Common Stocks — 98.6%			LVMH Moet Hennessy Louis
			Vuitton SA	10,100	$ 1,051,890
AUSTRALIA — 4.3%			Pernod-Ricard SA	11,658	994,113
BHP Billiton Ltd.	87,331	$ 3,303,441	Publicis Groupe SA	20,800	800,795
Commonwealth Bank of			Societe Television
Australia	32,500	1,571,684	Francaise 1	27,845	495,874
QBE Insurance Group Ltd.	20,400	415,540	Total SA	28,024	1,734,093
Wesfarmers Ltd.	61,860	1,687,263			10,735,577
		6,977,928	GERMANY — 5.9%
BELGIUM — 1.0%			Allianz SE	14,300	1,756,853
Anheuser-Busch InBev NV	22,708	1,133,391	BASF SE	24,400	1,471,375
KBC Groep NV(1)	11,600	516,269
			Bayer AG	14,600	1,117,835
		1,649,660	Daimler AG	24,500	1,240,490
BERMUDA — 0.8%			Deutsche Boerse AG	4,540	378,277
Seadrill Ltd.	53,800	1,243,733	E.ON AG	7,900	312,451
BRAZIL — 4.1%			Fresenius Medical Care
Banco Santander			AG & Co. KGaA	16,470	875,708
Brasil SA ADR(1)	30,600	417,690
			HeidelbergCement AG	17,240	1,144,193
Companhia Brasileira de			Metro AG	8,800	552,991
Meios de Pagamento	82,151	769,800
			Muenchener
Itau Unibanco Holding SA			Rueckversicherungs-
Preference Shares	55,600	1,201,948	Gesellschaft AG	5,200	815,396
Petroleo Brasileiro					9,665,569
SA-Petrobras ADR	24,400	1,251,232
Vale SA Preference Shares	129,800	3,132,798	GREECE — 1.2%
			National Bank
		6,773,468	of Greece SA(1)	66,790	1,965,655
CANADA — 1.2%			HONG KONG — 1.0%
Canadian National			Li & Fung Ltd.	356,000	1,433,178
Railway Co.	18,300	958,868
			Melco Crown Entertainment
EnCana Corp.	12,176	656,043	Ltd. ADR(1)	38,905	164,568
Research In Motion Ltd.(1)	5,400	312,606			1,597,746
		1,927,517	INDIA — 1.3%
CZECH REPUBLIC — 0.5%			Bharat Heavy Electricals Ltd.	5,000	241,186
CEZ AS	16,700	835,591	Housing Development
DENMARK — 1.8%			Finance Corp. Ltd.	9,567	569,053
Novo Nordisk A/S B Shares	28,000	1,878,474	Infosys Technologies Ltd.	8,600	439,910
Vestas Wind Systems A/S(1)	14,400	1,011,108	Infrastructure Development
		2,889,582	Finance Co. Ltd.	47,000	167,630
FRANCE — 6.6%			Larsen & Toubro Ltd.	22,600	784,477
BNP Paribas	31,770	2,623,733			2,202,256
Cie Generale des			INDONESIA — 0.1%
Etablissements Michelin,			PT Bank Rakyat Indonesia	306,500	239,884
Class B	8,800	667,289	IRELAND — 1.5%
Danone SA	10,722	640,926	CRH plc	43,759	1,102,552
GDF Suez	14,400	601,317	Experian plc	52,100	491,117
Lafarge SA	6,090	500,475	Ryanair Holdings plc ADR(1)	33,319	873,291
Legrand SA	22,754	625,072			2,466,960

17

NT International Growth

	Shares	Value		Shares	Value
ITALY — 2.7%			MULTI-NATIONAL — 1.9%
ENI SpA	32,311	$ 800,524	iShares MSCI EAFE Growth
Luxottica Group SpA	11,800	293,769	Index Fund	5,700	$ 312,816
Saipem SpA	82,462	2,652,242	iShares MSCI EAFE
UniCredit SpA(1)	188,900	645,287	Index Fund	24,100	1,335,622
			iShares MSCI Emerging
		4,391,822	Markets Index Fund	34,200	1,385,784
JAPAN — 15.1%					3,034,222
Asahi Glass Co. Ltd.	74,000	646,344	NETHERLANDS — 3.2%
Canon, Inc.	8,500	327,453	Akzo Nobel NV	11,100	703,856
FAST RETAILING CO. LTD.	7,900	1,433,040	ASML Holding NV	48,000	1,474,642
Hitachi Construction			Koninklijke KPN NV	39,100	693,959
Machinery Co. Ltd.	62,100	1,451,203
			TNT NV	49,800	1,444,695
Honda Motor Co. Ltd.	77,200	2,411,384
			Unilever NV CVA	30,300	928,366
HOYA Corp.	60,000	1,530,542
					5,245,518
Ibiden Co., Ltd.	28,900	976,261
			NORWAY — 0.4%
iShares MSCI Japan
Index Fund	40,100	382,955	Yara International ASA	13,300	570,171
JGC Corp.	41,000	766,971	PEOPLE’S REPUBLIC OF CHINA — 3.8%
Kubota Corp.	30,000	264,114	Baidu, Inc. ADR(1)	1,500	650,610
Mitsubishi Corp.	88,000	1,985,192	Ctrip.com International
			Ltd. ADR(1)	16,882	1,238,295
Mitsubishi UFJ Financial
Group, Inc.	174,000	970,245	Industrial & Commercial
Nidec Corp.	20,900	1,835,157	Bank of China Ltd. H Shares	1,599,000	1,351,404
			Mindray Medical
Nitori Co. Ltd.	18,550	1,553,702	International Ltd. ADR	16,900	511,732
Nomura ETF - Nikkei 225	10,800	1,176,955	Sino-Ocean Land
ORIX Corp.	27,600	1,909,394	Holdings Ltd.	391,500	390,487
Rakuten, Inc.	2,300	1,857,242	Tencent Holdings Ltd.	74,600	1,379,369
Sharp Corp.	26,000	297,177	ZTE Corp. H Shares	116,600	660,478
SOFTBANK CORP.	51,400	1,230,889			6,182,375
Toshiba Corp.(1)	167,000	884,845	POLAND — 1.0%
Unicharm Corp.	7,900	806,085	Powszechna Kasa
		24,697,150	Oszczednosci Bank Polski SA	119,300	1,619,554
LUXEMBOURG — 0.6%			RUSSIAN FEDERATION — 0.4%
Millicom International			Mechel ADR	12,100	235,345
Cellular SA(1)	10,806	808,289	Vimpel-Communications ADR	24,400	465,796
SES SA Fiduciary					701,141
Depositary Receipt	11,100	236,091	SINGAPORE — 0.3%
		1,044,380	United Overseas Bank Ltd.	40,000	544,509
MEXICO — 0.2%			SOUTH KOREA — 2.8%
Grupo Financiero Banorte			Hyundai Motor Co.	16,895	1,438,429
SAB de CV, Series O	105,900	364,431
			POSCO	3,300	1,583,591
			Samsung Electronics
			Co. Ltd.	2,600	1,609,907
					4,631,927

18

NT International Growth

	Shares	Value		Shares	Value
SPAIN — 3.5%			British Sky Broadcasting
Banco Santander SA	178,358	$ 3,055,751	Group plc	68,900	$ 600,174
Telefonica SA	91,900	2,638,416	Capita Group plc (The)	53,463	626,218
		5,694,167	Carnival plc(1)	33,200	1,113,101
SWEDEN — 3.3%			Compass Group plc	137,100	971,640
Atlas Copco AB A Shares	127,800	1,811,167	GlaxoSmithKline plc	45,372	938,243
Autoliv, Inc.	8,400	341,124	HSBC Holdings plc
Electrolux AB B Shares(1)	38,500	942,129	(Hong Kong)	285,778	3,344,503
			Intercontinental Hotels
Getinge AB B Shares	20,600	418,705	Group plc	56,800	786,312
H & M Hennes & Mauritz AB			Kingfisher plc	281,132	1,097,027
B Shares	13,500	798,395
Volvo AB B Shares	116,300	1,105,188	Man Group plc	102,393	536,334
		5,416,708	Next plc	30,200	981,717
SWITZERLAND — 8.0%			Reckitt Benckiser Group plc	28,008	1,428,355
			Rolls-Royce Group plc(1)	112,700	879,736
Adecco SA	14,600	728,219
Credit Suisse Group AG	35,900	1,858,530	Rolls-Royce Group plc
			C Shares(1)	5,592,000	9,199
Julius Baer Group Ltd.	20,700	683,165	Smiths Group plc	42,600	668,575
Nestle SA	53,500	2,528,926	Standard Chartered plc	15,438	376,892
Novartis AG	46,765	2,595,598	Tesco plc	289,253	2,012,846
Roche Holding AG	16,566	2,709,736	Tullow Oil plc	40,800	828,262
Sonova Holding AG	4,900	581,980	Vodafone Group plc	366,000	825,488
Syngenta AG	5,107	1,353,969			29,031,535
		13,040,123	TOTAL COMMON STOCKS
TAIWAN (REPUBLIC OF CHINA) — 1.4%			(Cost $128,735,099)		161,160,958
Hon Hai Precision
Industry Co. Ltd.	270,000	1,141,117	Temporary Cash Investments — 1.0%
Taiwan Semiconductor			JPMorgan U.S. Treasury
Manufacturing Co. Ltd. ADR	54,449	565,725	Plus Money Market Fund
Wistron Corp.	347,535	638,283	Agency Shares	78,477	78,477
		2,345,125	Repurchase Agreement, Bank of America
			Securities, LLC, (collateralized by various
TURKEY — 0.9%			U.S. Treasury obligations, 4.125%-4.50%,
Turkiye Garanti Bankasi AS	419,000	1,434,974	5/15/15-11/15/15, valued at $1,633,379),
UNITED KINGDOM — 17.8%			in a joint trading account at 0.12%,
Admiral Group plc	64,176	1,120,161	dated 11/30/09, due 12/1/09
			(Delivery value $1,600,005)		1,600,000
Antofagasta plc	86,500	1,281,422	TOTAL TEMPORARY
ARM Holdings plc	190,800	485,580	CASH INVESTMENTS
AstraZeneca plc	20,200	902,887	(Cost $1,678,477)		1,678,477
Autonomy Corp. plc(1)	17,183	402,815	TOTAL INVESTMENT
Barclays plc	451,035	2,169,230	SECURITIES — 99.6%
BG Group plc	155,731	2,825,810	(Cost $130,413,576)		162,839,435
			OTHER ASSETS
BP plc	130,300	1,231,693	AND LIABILITIES — 0.4%		636,854
British Airways plc(1)	182,800	587,315	TOTAL NET ASSETS — 100.0%		$163,476,289

19

NT International Growth

Market Sector Diversification		Notes to Schedule of Investments
(as a % of net assets)		ADR = American Depositary Receipt
Financials	21.4%	CVA = Certificaten Van Aandelen
Consumer Discretionary	14.8%	EAFE = Europe, Australasia, and Far East
Industrials	11.0%	ETF = Exchange Traded Fund
Materials	10.0%	MSCI = Morgan Stanley Capital International
Information Technology	9.8%	(1) Non-income producing.
Energy	8.1%
Consumer Staples	7.8%	Geographic classifications and market sector diversification
Health Care	7.7%	are unaudited.
Telecommunication Services	4.1%
Diversified	2.8%
Utilities	1.1%	See Notes to Financial Statements.
Cash and Equivalents*	1.4%
*Includes temporary cash investments and other assets and liabilities.

20

NT Emerging Markets

NOVEMBER 30, 2009
	Shares	Value		Shares	Value
Common Stocks — 92.3%			Maruti Suzuki India Ltd.	13,322	$ 446,029
BRAZIL — 15.5%			Reliance Industries Ltd.	15,634	357,449
Cia Brasileira de Distribuicao			Sterlite Industries India Ltd.	7,546	139,094
Grupo Pao de Acucar			Sterlite Industries India
Preference Shares	13,700	$ 431,564	Ltd. ADR	7,856	144,236
Fibria Celulose SA(1)	22,441	383,625			4,437,882
Gerdau SA			INDONESIA — 3.0%
Preference Shares	25,700	396,736	PT Astra International Tbk	119,500	408,865
Itau Unibanco Holding SA			PT Bank Rakyat Indonesia	573,000	448,461
Preference Shares	82,859	1,791,227	PT Perusahaan Gas Negara	1,653,000	638,123
MRV Engenharia e			PT Semen Gresik
Participacoes SA	12,200	264,432	Persero Tbk	419,000	323,501
Natura Cosmeticos SA	15,100	288,581			1,818,950
PDG Realty SA			ISRAEL — 0.6%
Empreendimentos
e Participacoes	33,500	343,492	Teva Pharmaceutical
			Industries Ltd. ADR	7,183	379,191
Petroleo Brasileiro SA —			MALAYSIA — 1.1%
Petrobras ADR	42,035	2,155,555
Vale SA Preference Shares	119,100	2,874,547	CIMB Group Holdings Bhd	173,600	646,810
Vivo Particpacoes SA ADR	14,442	440,481	MEXICO — 3.9%
		9,370,240	America Movil SAB de CV,
			Series L ADR	26,948	1,303,744
HONG KONG — 5.5%			Cemex SAB de CV ADR(1)	16,856	190,304
China Merchants Holdings
International Co. Ltd.	64,000	199,018	Grupo Financiero Banorte
			SAB de CV, Series O	80,920	278,468
China Mobile Ltd. ADR	16,319	764,871	Wal-Mart de Mexico
China Overseas Land &			SAB de CV	143,379	589,760
Investment Ltd.	152,000	326,749			2,362,276
China Resources Land Ltd.	156,000	361,918	PEOPLE’S REPUBLIC OF CHINA — 13.2%
CNOOC Ltd.	407,000	627,038	Bank of China Ltd. H Shares	469,000	264,454
Fushan International Energy
Group Ltd.	660,000	612,306	BYD Co. Ltd. H Shares(1)	18,000	157,354
Shimao Property			China High Speed
Holdings Ltd.	215,000	408,359	Transmission Equipment
			Group Co. Ltd.	159,000	375,443
		3,300,259
			China Life Insurance Co. Ltd.
HUNGARY — 1.0%			H Shares	283,000	1,416,817
OTP Bank plc(1)	21,311	635,501	China National Building
INDIA — 7.4%			Material Co. Ltd. H Shares	134,000	257,970
Aban Offshore Ltd.	7,809	211,975	China Shenhua Energy Co.
Ashok Leyland Ltd.	276,668	310,482	Ltd. H Shares	200,500	980,503
Bharat Heavy Electricals Ltd.	6,930	334,283	Ctrip.com International
			Ltd. ADR(1)	10,707	785,358
HDFC Bank Ltd.	10,055	381,805
			Industrial & Commercial
ICICI Bank Ltd.	15,394	287,212	Bank of China Ltd. H Shares	1,106,000	934,742
Infosys Technologies Ltd.	25,991	1,329,500	NetEase.com, Inc. ADR(1)	9,529	364,389
JSW Steel Ltd.	23,222	495,817

21

NT Emerging Markets

	Shares	Value		Shares	Value
Ping An Insurance Group Co.			SOUTH KOREA — 12.2%
of China Ltd. H Shares	42,500	$ 396,481	Hankook Tire Co. Ltd.	26,320	$ 522,869
Sino-Ocean Land			Hyundai Mobis	1,987	254,612
Holdings Ltd.	221,000	220,428	Hyundai Motor Co.	4,714	401,347
Sinopharm Group Co.
H Shares(1)	98,400	346,620	LG Chem Ltd.	1,656	298,359
Tencent Holdings Ltd.	63,700	1,177,826	LG Electronics, Inc.	2,629	232,875
Zhuzhou CSR Times Electric			LG Household & Health
Co. Ltd. H Shares	136,000	274,104	Care Ltd.	2,109	517,819
		7,952,489	Lotte Shopping Co. Ltd.	1,628	504,025
PERU — 0.5%			POSCO	1,044	500,991
Credicorp Ltd.	4,190	299,376	Samsung Electronics
			Co. Ltd.	4,858	3,008,049
POLAND — 0.7%			Samsung Engineering
KGHM Polska Miedz SA	10,842	421,984	Co. Ltd.	5,397	503,590
RUSSIAN FEDERATION — 9.1%			Shinhan Financial
CTC Media, Inc.(1)	19,282	268,984	Group Co. Ltd.(1)	15,990	626,371
OAO Gazprom ADR	39,390	894,941			7,370,907
OAO LUKOIL ADR	5,409	314,263	TAIWAN (REPUBLIC OF CHINA) — 8.0%
Polyus Zoloto OAO ADR(1)	9,066	260,194	Acer, Inc.	124,000	308,661
Rosneft Oil Co. GDR	39,772	320,165	Hon Hai Precision
Sberbank of Russian			Industry Co. Ltd.	373,557	1,578,786
Federation	595,742	1,412,504	MediaTek, Inc.	30,252	476,639
Vimpel-Communications ADR	54,849	1,047,067	Richtek Technology Corp.	35,000	327,387
Wimm-Bill-Dann Foods			Taiwan Semiconductor
OJSC ADR(1)	28,487	566,891	Manufacturing Co. Ltd.	811,774	1,541,359
X5 Retail Group NV GDR(1)	13,487	391,123	Wistron Corp.	168,594	309,640
		5,476,132	Young Fast
SINGAPORE — 0.6%			Optoelectronics Co. Ltd.	26,000	308,649
Wilmar International Ltd.	84,000	382,370			4,851,121
SOUTH AFRICA — 5.0%			THAILAND — 1.9%
Aspen Pharmacare			Banpu PCL	26,500	432,035
Holdings Ltd.(1)	60,401	554,661	CP ALL PCL	822,700	514,729
Foschini Ltd.	31,105	238,591	Kasikornbank PCL	68,700	179,783
Gold Fields Ltd. ADR	15,052	222,469			1,126,547
Impala Platinum			TURKEY — 2.3%
Holdings Ltd.	8,415	195,176	Tofas Turk Otomobil
Kumba Iron Ore Ltd.	15,107	514,107	Fabrikasi AS	153,453	411,794
MTN Group Ltd.	36,946	592,733	Turk Hava Yollari AO	96,336	307,601
Naspers Ltd. N Shares	14,982	561,061	Turkiye Garanti Bankasi AS	187,804	643,184
Shoprite Holdings Ltd.	18,113	151,557			1,362,579
		3,030,355	UNITED KINGDOM — 0.8%
			Antofagasta plc	31,881	472,289
			TOTAL COMMON STOCKS
			(Cost $37,550,264)		55,697,258

22

NT Emerging Markets

	Shares	Value	Market Sector Diversification
Temporary Cash Investments — 3.8%			(as a % of net assets)
			Financials	19.8%
JPMorgan U.S. Treasury
Plus Money Market Fund			Information Technology	18.0%
Agency Shares	79,521	$ 79,521	Materials	14.4%
Repurchase Agreement, Bank of America			Energy	10.4%
Securities, LLC, (collateralized by various			Consumer Discretionary	9.4%
U.S. Treasury obligations, 4.125%-4.50%,			Telecommunication Services	6.9%
5/15/15-11/15/15, valued at $2,245,897),
in a joint trading account at 0.12%,			Consumer Staples	6.4%
dated 11/30/09, due 12/1/09			Industrials	3.8%
(Delivery value $2,200,007)		2,200,000	Health Care	2.1%
TOTAL TEMPORARY			Utilities	1.1%
CASH INVESTMENTS			Cash and Equivalents*	7.7%
(Cost $2,279,521)		2,279,521
TOTAL INVESTMENT			*Includes temporary cash investments and other assets and liabilities.
SECURITIES — 96.1%
(Cost $39,829,785)		57,976,779
OTHER ASSETS			Notes to Schedule of Investments
AND LIABILITIES — 3.9%		2,333,766	ADR = American Depositary Receipt
TOTAL NET ASSETS — 100.0%		$60,310,545	GDR = Global Depositary Receipt
			OJSC = Open Joint Stock Company
			(1) Non-income producing.

			Geographic classifications and market sector diversification
			are unaudited.

			See Notes to Financial Statements.

23

Statement of Assets and Liabilities

NOVEMBER 30, 2009
	NT International	NT Emerging
	Growth	Markets
Assets
Investment securities, at value (cost of $130,413,576 and $39,829,785, respectively)	$162,839,435	$57,976,779
Foreign currency holdings, at value (cost of $13,339 and $658, respectively)	13,347	661
Receivable for investments sold	698,842	2,390,136
Receivable for capital shares sold	334,214	124,819
Dividends and interest receivable	365,787	49,354
Other assets	3,739	1,224
	164,255,364	60,542,973

Liabilities
Disbursements in excess of demand deposit cash	3,398	—
Payable for investments purchased	574,210	—
Accrued management fees	152,423	74,026
Accrued foreign taxes	49,044	158,402
	779,075	232,428

Net Assets	$163,476,289	$60,310,545

Institutional Class Capital Shares, $0.01 Par Value
Authorized	100,000,000	100,000,000
Outstanding	18,987,155	6,803,329

Net Asset Value Per Share	$8.61	$8.86

Net Assets Consist of:
Capital (par value and paid-in surplus)	$152,081,620	$51,718,100
Undistributed net investment income	2,058,184	92,099
Accumulated net realized loss on investment and foreign currency transactions	(23,059,312)	(9,487,294)
Net unrealized appreciation on investments and translation of assets
and liabilities in foreign currencies	32,395,797	17,987,640
	$163,476,289	$60,310,545

See Notes to Financial Statements.

24

Statement of Operations

YEAR ENDED NOVEMBER 30, 2009
	NT International	NT Emerging
	Growth	Markets
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $275,583 and $71,688, respectively)	$ 3,051,983	$ 820,581
Interest	1,795	799
	3,053,778	821,380

Expenses:
Management fees	1,384,471	665,386
Directors’ fees and expenses	4,123	1,487
Other expenses	830	177
	1,389,424	667,050

Net investment income (loss)	1,664,354	154,330

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses
paid (refunded) of $16,492 and $3,291, respectively)	(10,809,257)	(947,619)
Foreign currency transactions	908,925	(1,053,954)
	(9,900,332)	(2,001,573)

Change in net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes
of $49,044 and $158,402, respectively)	36,319,140	21,439,893
Translation of assets and liabilities in foreign currencies	12,917,588	4,083,203
	49,236,728	25,523,096

Net realized and unrealized gain (loss)	39,336,396	23,521,523

Net Increase (Decrease) in Net Assets Resulting from Operations	$41,000,750	$23,675,853

See Notes to Financial Statements.

25

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2009 AND NOVEMBER 30, 2008
	NT International Growth		NT Emerging Markets
Increase (Decrease) in Net Assets	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 1,664,354	$ 1,057,236	$ 154,330	$ 281,229
Net realized gain (loss)	(9,900,332)	(12,540,805)	(2,001,573)	(7,576,355)
Change in net unrealized appreciation
(depreciation)	49,236,728	(29,526,599)	25,523,096	(14,838,418)
Net increase (decrease) in net assets
resulting from operations	41,000,750	(41,010,168)	23,675,853	(22,133,544)

Distributions to Shareholders
From net investment income	(1,011,101)	(585,193)	(152,834)	(292,689)
From net realized gains	—	(1,418,391)	—	(3,880,783)
Decrease in net assets from distributions	(1,011,101)	(2,003,584)	(152,834)	(4,173,472)

Capital Share Transactions
Proceeds from shares sold	97,265,914	47,294,600	32,244,736	25,420,763
Payments for shares redeemed	(29,638,929)	(16,124,105)	(16,171,865)	(6,777,463)
Net increase (decrease) in net assets
from capital share transactions	67,626,985	31,170,495	16,072,871	18,643,300

Net increase (decrease) in net assets	107,616,634	(11,843,257)	39,595,890	(7,663,716)

Net Assets
Beginning of period	55,859,655	67,702,912	20,714,655	28,378,371
End of period	$163,476,289	$55,859,655	$60,310,545	$20,714,655

Undistributed net investment income	$2,058,184	$1,000,779	$92,099	$143,450

Transactions in Shares of the Funds
Sold	14,216,297	4,992,480	5,177,295	2,804,035
Redeemed	(4,111,431)	(1,433,404)	(2,421,624)	(508,834)
Net increase (decrease) in shares
of the funds	10,104,866	3,559,076	2,755,671	2,295,201

See Notes to Financial Statements.

26

Notes to Financial Statements

NOVEMBER 30, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. NT International Growth Fund (NT International Growth) and NT Emerging Markets Fund (NT Emerging Markets) (collectively, the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds’ investment objective is to seek capital growth. The funds pursue this objective by investing primarily in equity securities of foreign companies. NT International Growth primarily invests in companies located in at least three developed countries (excluding United States). NT Emerging Markets invests at least 80% of its assets in securities of issuers in emerging market countries. The funds are not permitted to invest in any securities issued by companies assigned by the Global Industry Classification Standard to the tobacco industry. The following is a summary of the funds’ significant accounting policies.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The funds record the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Exchange Traded Funds — The funds may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

27

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on foreign currency transactions and net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the funds remain subject to examination by tax authorities. Additionally, non-U.S. tax returns filed by the funds due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

28

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since November 30, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through January 27, 2010, the date the financial statements were available to be issued.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with American Century Global Investment Management, Inc. (ACGIM) (the investment advisor), under which ACGIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of managing and operating the funds, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees) and extraordinary expenses, will be paid by ACGIM. The fee is computed and accrued daily based on the daily net assets of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of NT International Growth and NT Emerging Markets include the assets of International Growth Fund and Emerging Markets Fund, respectively, two funds in a series issued by the corporation. The annual management fee schedule for NT International Growth ranges from 0.90% to 1.30%. The annual management fee schedule for NT Emerging Markets ranges from 1.05% to 1.65%. The effective annual management fee for NT International Growth and NT Emerging Markets for the year ended November 30, 2009 was 1.18% and 1.57%, respectively.

ACGIM has entered into a Subadvisory Agreement with ACIM (the subadvisor) on behalf of the funds. The subadvisor makes investment decisions for the cash portion of the funds in accordance with the funds’ investment objectives, policies and restrictions under the supervision of ACGIM and the Board of Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of the funds.

Acquired Fund Fees and Expenses — The funds may invest in mutual funds, exchange traded funds, and business development companies (the acquired funds). Each fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of each fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors, and as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACGIM, the corporation’s subadvisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. The funds are wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the funds for the purpose of exercising management or control.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The funds have a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

29

3. Investment Transactions

Investment transactions, excluding short-term investments, for the year ended November 30, 2009, were as follows:

	NT International Growth	NT Emerging Markets
Purchases	$216,745,284	$75,708,414
Sales	$150,213,220	$63,832,470

4. Fair Value Measurements

The funds’ securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data  (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds’ securities as of November 30, 2009:

	Level 1	Level 2	Level 3

NT International Growth
Investment Securities
Foreign Common Stocks	$11,909,522	$149,251,436	—
Temporary Cash Investments	78,477	1,600,000	—
Total Value of Investment Securities	$11,987,999	$150,851,436	—

NT Emerging Markets
Investment Securities
Foreign Common Stocks	$8,932,917	$46,764,341	—
Temporary Cash Investments	79,521	2,200,000	—
Total Value of Investment Securities	$9,012,438	$48,964,341	—

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5. Bank Line of Credit

The funds, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the funds to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the year ended November 30, 2009.

6. Interfund Lending

The funds, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended November 30, 2009, the funds did not utilize the program.

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

On December 15, 2009, NT International Growth declared and paid a $0.1134 per-share distribution from net investment income to Institutional Class shareholders of record on December 14, 2009.

The tax character of distributions paid during the years ended November 30, 2009 and November 30, 2008 were as follows:

	NT International Growth		NT Emerging Markets
	2009	2008	2009	2008
Distributions Paid From
Ordinary income	$1,011,101	$1,139,053	$152,834	$2,352,219
Long-term capital gains	—	$864,531	—	$1,821,253

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

31

As of November 30, 2009, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	NT International	NT Emerging
	Growth	Markets
Federal tax cost of investments	$133,885,781	$41,018,630
Gross tax appreciation of investments	$29,647,884	$17,190,546
Gross tax depreciation of investments	(694,230)	(232,397)
Net tax appreciation (depreciation) of investments	$28,953,654	$16,958,149
Net tax appreciation (depreciation) on translation of assets
and liabilities in foreign currencies	$(31,172)	$(159,426)
Net tax appreciation (depreciation)	$28,922,482	$16,798,723
Undistributed ordinary income	$2,269,242	$94,186
Accumulated capital losses	$(19,721,852)	$(8,255,031)
Capital loss deferrals	$(72,856)	$(43,417)
Currency loss deferrals	$(2,347)	$(2,016)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and on investments in passive foreign investment companies.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

	2016	2017
NT International Growth	$(6,493,006)	$(13,228,846)
NT Emerging Markets	$(3,705,184)	$(4,549,847)

The capital and currency loss deferrals listed above represent net capital and foreign currency losses incurred in the one-month period ended November 30, 2009. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

9. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the funds. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

32

10. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2009.

For corporate taxpayers, the funds hereby designate the following ordinary income distributions, or up to the maximum amount allowable, as qualified for the corporate dividends received deduction for the fiscal year ended November 30, 2009.

NT International Growth	NT Emerging Markets
$14,969	—

33

Financial Highlights

NT International Growth

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$6.29	$12.72	$10.34	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.10(2)	0.16(2)	0.12	0.03
Net Realized and Unrealized Gain (Loss)	2.33	(6.18)	2.29	0.31
Total From Investment Operations	2.43	(6.02)	2.41	0.34
Distributions
From Net Investment Income	(0.11)	(0.12)	(0.03)	—
From Net Realized Gains	—	(0.29)	—	—
Total Distributions	(0.11)	(0.41)	(0.03)	—
Net Asset Value, End of Period	$8.61	$6.29	$12.72	$10.34

Total Return(3)	39.09%	(48.82)%	23.40%	3.40%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.18%	1.12%	1.07%	1.07%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.41%	1.62%	1.15%	0.59%(4)
Portfolio Turnover Rate	132%	119%	104%	65%
Net Assets, End of Period (in thousands)	$163,476	$55,860	$67,703	$46,380
(1) May 12, 2006 (fund inception) through November 30, 2006.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(4) Annualized

See Notes to Financial Statements.

34

NT Emerging Markets

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.12	$16.19	$11.01	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.02(2)	0.11(2)	0.15	0.07
Net Realized and Unrealized Gain (Loss)	3.74	(8.52)	5.12	0.94
Total From Investment Operations	3.76	(8.41)	5.27	1.01
Distributions
From Net Investment Income	(0.02)	(0.20)	(0.09)	—
From Net Realized Gains	—	(2.46)	—	—
Total Distributions	(0.02)	(2.66)	(0.09)	—
Net Asset Value, End of Period	$8.86	$5.12	$16.19	$11.01

Total Return(3)	73.87%	(61.75)%	48.22%	10.10%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.57%	1.52%	1.46%	1.60%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.36%	1.17%	1.12%	1.68%(4)
Portfolio Turnover Rate	158%	157%	113%	59%
Net Assets, End of Period (in thousands)	$60,311	$20,715	$28,378	$19,844
(1) May 12, 2006 (fund inception) through November 30, 2006.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(4) Annualized

See Notes to Financial Statements.

35

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century World Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of NT International Growth Fund and NT Emerging Markets Fund, two of the funds constituting American Century World Mutual Funds, Inc. (the “Corporation”), as of November 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period May 12, 2006 (inception of the funds) through November 30, 2006. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of NT International Growth Fund and NT Emerging Markets Fund of American Century World Mutual Funds, Inc., as of November 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period May 12, 2006 through November 30, 2006, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 27, 2010

36

Management

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is 72. However, the mandatory retirement age of any director may be extended with the approval of the remaining independent directors. Those listed as interested directors are “interested” primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds’ investment advisor, American Century Global Investment Management, Inc. (ACGIM) or American Century Investment Management, Inc. (ACIM); the funds’ principal underwriter, American Century Investment Services, Inc. (ACIS); and the funds’ transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACGIM, ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 registered investment companies in the American Century Investments family of funds advised by ACGIM or ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

Interested Director
Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Funds: Director (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Director: 103
Other Directorships Held by Director: None

Independent Directors
Thomas A. Brown, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1940
Position(s) Held with Funds: Director (since 1980)
Principal Occupation(s) During Past 5 Years: Managing Member, Associated Investments, LLC
(real estate investment company); Managing Member, Brown Cascade Properties,
LLC (real estate investment company); Retired, Area Vice President, Applied
Industrial Technologies (bearings and power transmission company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

37

Andrea C. Hall, Ph.D., 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Funds: Director (since 1997)
Principal Occupation(s) During Past 5 Years: Retired, Advisor to the President, Midwest
Research Institute (not-for-profit, contract research organization)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

James A. Olson, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1942
Position(s) Held with Funds: Director (since 2007)
Principal Occupation(s) During Past 5 Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to
September 2006)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Saia, Inc.; Entertainment Properties Trust

Donald H. Pratt, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1937
Position(s) Held with Funds: Director (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Chairman and Chief Executive Officer, Western
Investments, Inc. (real estate company); Retired Chairman of the Board, Butler
Manufacturing Company (metal buildings producer)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

Gale E. Sayers, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1943
Position(s) Held with Funds: Director (since 2000)
Principal Occupation(s) During Past 5 Years: President, Chief Executive Officer and Founder,
Sayers40, Inc. (technology products and services provider)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

M. Jeannine Strandjord, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Funds: Director (since 1994)
Principal Occupation(s) During Past 5 Years: Retired, formerly Senior Vice President, Sprint
Corporation (telecommunications company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: DST Systems, Inc.; Euronet Worldwide, Inc.; Charming
Shoppes, Inc.

John R. Whitten, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1946
Position(s) Held with Funds: Director (since 2008)
Principal Occupation(s) During Past 5 Years: Project Consultant, Celanese Corp. (industrial chemical company) (September 2004 to January 2005)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Rudolph Technologies, Inc.

38

Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Funds: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Funds: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM
and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to
August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Funds: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Funds: Vice President, Treasurer and Chief Financial Officer (all
since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present); and
Controller, various American Century Investments funds (1997 to September 2006)

David H. Reinmiller, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Funds: Vice President (since September 2000)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (January 1994 to present);
Associate General Counsel, ACC (January 2001 to present); Chief Compliance
Officer, American Century Investments funds, ACIM and ACGIM (January 2001 to
February 2005). Also serves as: Associate General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Vice President, ACIM, ACGIM and ACS

Ward Stauffer, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1960
Position(s) Held with Funds: Secretary (since February 2005)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (June 2003 to present)

The SAI has additional information about the funds’ directors and is available without charge, upon request, by calling 1-800-345-2021.

39

Approval of Management Agreements

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services (including subadvisory services) are required to be reviewed, evaluated and approved by a majority of a fund’s independent directors or trustees (the “Directors”) each year. At American Century Investments, this process is referred to as the “15(c) Process.” As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor and the subadvisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning NT International Growth and NT Emerging Markets (the “Funds”) and the services provided to the Funds under the management and subadvisory agreements. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Funds;

• the wide range of programs and services the advisor provides to the Funds and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of both the advisor and the subadvisor;

• data comparing the cost of owning the Funds to the cost of owning a similar fund;

• data comparing the Funds’ performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Funds to the advisor and the overall profitability of the advisor;

40

• data comparing services provided and charges to other investment management clients of the advisor; and

• consideration of collateral benefits derived by the advisor from the manage-ment of the Funds and any potential economies of scale relating thereto.

In keeping with its practice, the Funds’ board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, the 15(c) Providers, and the board’s independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the Funds, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management and subadvisory agreements under the terms ultimately determined by the board to be appropriate, the Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services – Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the Funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• Fund construction and design

• portfolio security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of each Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

41

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. They discussed with the advisor the challenges presented by these changes and the impact on the Funds. The directors specifically noted that with respect to the Funds, the advisor had retained the subad-visor to provide the day-to-day cash management services. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the board expects the advisor and subadvisor to manage the Funds in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the advisor and subadvisor have an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the advisor and subadvisor utilize teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the Funds, together with comparative information for appropriate benchmarks and/or peer groups of funds managed similarly to the Funds. The Directors also review detailed performance information during the 15(c) Process comparing each Fund’s performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. NT International Growth’s performance for both the one- and three-year periods was above the median for its peer group. NT Emerging Markets’ performance was above the median for its peer group for the three-year period and below the median for the one-year period.

Shareholder and Other Services. The advisor provides the Funds with a comprehensive package of transfer agency, shareholder, and other services. The Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

42

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing the Funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor’s profits were reasonable in light of the services provided to the Funds. The board did not consider the profitability of the subadvisor because the subadvisor is paid from the unified fee of the advisor as a result of arm’s length negotiations.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices. With respect to the subadvisor, as part of its oversight responsibilities, the board approves the subadvisor’s code of ethics and any changes thereto. Further, through the advisor’s compliance group, the board stays abreast of any violations of the subadvisor’s code.

Economies of Scale. The Directors review information provided by the advisor regarding the possible existence of economies of scale in connection with the management of the Funds. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the Funds specifically, the expenses incurred by the advisor in providing various functions to the Funds, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as each Fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The Funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of each Fund’s independent directors (including their independent legal counsel). The Directors specifically noted that the subadvisory fees paid to the subadvisor under the subadvisory agreement were subject to arm’s length negotiation between the advisor and the subadvisor and are paid by the advisor out of its unified fee.

43

Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the advisor the risk of increased costs of operating the Funds and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing each Fund’s unified fee to the total expense ratio of other funds in the Funds’ peer group and performing a regression analysis to evaluate the effect of fee breakpoints as assets under management increase. The unified fees charged to shareholders of each of the Funds were above the median of the total expense ratios of their respective peer groups. In addition, the Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year. The board concluded that the management fee paid by each Fund to the advisor was reasonable in light of the services provided to the Funds.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Directors analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Collateral Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the Funds. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Funds to determine breakpoints in each Fund’s fee schedule, provided they are managed using the same investment team and strategy.

44

Conclusions of the Directors

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between each Fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

Additionally, the board, including all the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor, concluded that the subadvisory agreement between the advisor and the subadvisor, on behalf of each Fund, is fair and reasonable in light of the services provided and should be renewed.

45

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Global Investment Management, Inc., the funds’ investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

46

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE (Europe, Australasia, Far East) Index is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE Growth Index is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far East.

The MSCI EAFE Value Index is a capitalization-weighted index that monitors the performance of value stocks from Europe, Australasia, and the Far East.

The MSCI EM (Emerging Markets) Index represents the performance of stocks in global emerging market countries.

The MSCI EM Growth Index represents the performance of growth stocks in global emerging market countries.

The MSCI Europe Index is designed to measure equity market performance in Europe.

The MSCI Japan Index is designed to measure equity market performance in Japan.

The MSCI World Free Index represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

47

Notes

48

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century World Mutual Funds, Inc.
Investment Advisor:
American Century Global Investment Management, Inc.
New York, New York

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1001
CL-ANN-67329N

ITEM 2. CODE OF ETHICS.
(a)	The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.
(b)	No response required.
(c)	None.
(d)	None.
(e)	Not applicable.
(f)	The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to
American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on
Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
(a)(2)	James A. Olson, Thomas A. Brown and Gale E. Sayers are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.
(a)(3)	Not applicable.
(b)	No response required.
(c)	No response required.
(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)	Audit Fees.
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:
	FY 2008:	$239,403
	FY 2009:	$204,457

(b)	Audit-Related Fees.
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:
	For services rendered to the registrant:
	FY 2008:	$0
	FY 2009:	$0

	Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
	(relating to certain engagements for non-audit services with the registrant’s investment adviser
	and its affiliates):
	FY 2008:	$0
	FY 2009:	$0

(c)	Tax Fees.
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:
	For services rendered to the registrant:
	FY 2008:	$0
	FY 2009:	$0
	Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
	(relating to certain engagements for non-audit services with the registrant’s investment adviser
	and its affiliates):
	FY 2008:	$0
	FY 2009:	$0

(d)	All Other Fees.
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:
	For services rendered to the registrant:
	FY 2008:	$0
	FY 2009:	$0

	Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
	(relating to certain engagements for non-audit services with the registrant’s investment adviser
	and its affiliates):

	FY 2008:	$0
	FY 2009:	$0

(e)(1)	In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the
	accountant is engaged by the registrant to render audit or non-audit services, the engagement is
	approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
	Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s
	engagements for non-audit services with the registrant’s investment adviser, its parent company,
	and any entity controlled by, or under common control with the investment adviser that
	provides ongoing services to the registrant, if the engagement relates directly to the operations
	and financial reporting of the registrant.

(e)(2)	All services described in each of paragraphs (b) through (d) of this Item were pre-approved
	before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of
	Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be
	approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the
	registrant’s financial statements for the most recent fiscal year that were attributed to work
	performed by persons other than the principal accountant’s full-time, permanent employees was
	less than 50%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the
	registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser
	whose role is primarily portfolio management and is subcontracted with or overseen by another
	investment adviser), and any entity controlling, controlled by, or under common control with
	the adviser that provides ongoing services to the registrant for each of the last two fiscal years
	of the registrant were as follows:

	FY 2008:	$93,552
	FY 2009:	$55,065

(h)	The registrant’s investment adviser and accountant have notified the registrant’s audit
	committee of all non-audit services that were rendered by the registrant’s accountant to the
	registrant’s investment adviser, its parent company, and any entity controlled by, or under
	common control with the investment adviser that provides services to the registrant, which
	services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
	Regulation S-X. The notification provided to the registrant’s audit committee included
	sufficient details regarding such services to allow the registrant’s audit committee to consider
	the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.
(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.
(b)	There were no changes in the registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset
Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591,
on September 29, 2005.
(a)(2)	Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the
Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.
(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-
99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century World Mutual Funds, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	January 29, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	January 29, 2010

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	January 29, 2010